REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Brighthouse Separate Account Eleven for Variable Annuities
and Board of Directors of
Brighthouse Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Separate Account Eleven for Variable Annuities (the "Separate Account") of Brighthouse Life Insurance Company (the "Company") comprising each of the individual Subaccounts listed in Note 2.A as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Subaccounts, except for the Subaccounts included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Subaccounts and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Subaccounts Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTI Schroders Global Multi-Asset Subaccount	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019 and 2018 (commenced April 27, 2016 and began transactions in 2018)

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 26, 2021

We have served as the Separate Account's auditor since 2005.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	AB VPS Global Thematic Growth Subaccount	Alger Capital Appreciation Subaccount	American Funds® Bond Subaccount	American Funds® Global Growth Subaccount
Assets:
Investments at fair value	$365,324	$2,806,383	$4,535,947	$111,442,553
Due from Brighthouse Life Insurance Company	1	25	—	94
Total Assets	365,325	2,806,408	4,535,947	111,442,647
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—
Total Liabilities	—	—	—	—
Net Assets	$365,325	$2,806,408	$4,535,947	$111,442,647
Contract Owners' Equity
Net assets from accumulation units	$365,325	$2,806,408	$4,533,232	$110,945,153
Net assets from contracts in payout	—	—	2,715	497,494
Total Net Assets	$365,325	$2,806,408	$4,535,947	$111,442,647

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	American Funds® Global Small Capitalization Subaccount	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Growth Allocation Subaccount
Assets:
Investments at fair value	$1,921,536	$309,664,670	$182,005,728	$4,440,214	$5,064,893
Due from Brighthouse Life Insurance Company	—	380	154	—	—
Total Assets	1,921,536	309,665,050	182,005,882	4,440,214	5,064,893
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$1,921,536	$309,665,050	$182,005,882	$4,440,214	$5,064,893
Contract Owners' Equity
Net assets from accumulation units	$1,915,610	$308,330,375	$180,881,228	$4,440,214	$5,064,893
Net assets from contracts in payout	5,926	1,334,675	1,124,654	—	—
Total Net Assets	$1,921,536	$309,665,050	$182,005,882	$4,440,214	$5,064,893

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI BlackRock High Yield Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Small Cap Value Subaccount	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Subaccount
Assets:
Investments at fair value	$2,824,348	$63,095,231	$70,679,083	$80,202,209	$36,618,266
Due from Brighthouse Life Insurance Company	—	—	—	9	4
Total Assets	2,824,348	63,095,231	70,679,083	80,202,218	36,618,270
Liabilities:
Due to Brighthouse Life Insurance Company	—	18	17	—	—
Total Liabilities	—	18	17	—	—
Net Assets	$2,824,348	$63,095,213	$70,679,066	$80,202,218	$36,618,270
Contract Owners' Equity
Net assets from accumulation units	$2,824,348	$62,851,646	$70,679,066	$79,955,166	$36,455,091
Net assets from contracts in payout	—	243,567	—	247,052	163,179
Total Net Assets	$2,824,348	$63,095,213	$70,679,066	$80,202,218	$36,618,270

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTI Brighthouse/ Eaton Vance Floating Rate Subaccount	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI Clarion Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Comstock Subaccount
Assets:
Investments at fair value	$3,456,000	$41,330,441	$44,728,906	$45,754,848	$137,078,938
Due from Brighthouse Life Insurance Company	—	—	3	2	—
Total Assets	3,456,000	41,330,441	44,728,909	45,754,850	137,078,938
Liabilities:
Due to Brighthouse Life Insurance Company	—	190	—	—	14
Total Liabilities	—	190	—	—	14
Net Assets	$3,456,000	$41,330,251	$44,728,909	$45,754,850	$137,078,924
Contract Owners' Equity
Net assets from accumulation units	$3,447,566	$40,909,578	$44,546,622	$45,572,576	$136,080,955
Net assets from contracts in payout	8,434	420,673	182,287	182,274	997,969
Total Net Assets	$3,456,000	$41,330,251	$44,728,909	$45,754,850	$137,078,924

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Subaccount	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Small Cap Value Subaccount	BHFTI Loomis Sayles Global Allocation Subaccount	BHFTI Loomis Sayles Growth Subaccount
Assets:
Investments at fair value	$359,648,928	$16,747,314	$8,465,388	$133,723,914	$535,699,119
Due from Brighthouse Life Insurance Company	79	—	—	—	—
Total Assets	359,649,007	16,747,314	8,465,388	133,723,914	535,699,119
Liabilities:
Due to Brighthouse Life Insurance Company	—	17	262	5	16
Total Liabilities	—	17	262	5	16
Net Assets	$359,649,007	$16,747,297	$8,465,126	$133,723,909	$535,699,103
Contract Owners' Equity
Net assets from accumulation units	$358,947,608	$16,643,985	$8,436,494	$133,367,742	$534,427,139
Net assets from contracts in payout	701,399	103,312	28,632	356,167	1,271,964
Total Net Assets	$359,649,007	$16,747,297	$8,465,126	$133,723,909	$535,699,103

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTI MetLife Multi-Index Targeted Risk Subaccount	BHFTI MFS® Research International Subaccount	BHFTI Morgan Stanley Discovery Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount
Assets:
Investments at fair value	$191,445	$51,739,817	$19,200,212	$40,701,389	$138,373,554
Due from Brighthouse Life Insurance Company	—	—	4	—	25
Total Assets	191,445	51,739,817	19,200,216	40,701,389	138,373,579
Liabilities:
Due to Brighthouse Life Insurance Company	1	5	—	2	—
Total Liabilities	1	5	—	2	—
Net Assets	$191,444	$51,739,812	$19,200,216	$40,701,387	$138,373,579
Contract Owners' Equity
Net assets from accumulation units	$191,444	$51,232,469	$18,953,705	$40,181,524	$137,074,285
Net assets from contracts in payout	—	507,343	246,511	519,863	1,299,294
Total Net Assets	$191,444	$51,739,812	$19,200,216	$40,701,387	$138,373,579

The accompanying notes are an integral part of these financial statements.

	BHFTI Schroders Global Multi-Asset Subaccount	BHFTI SSGA Growth and Income ETF Subaccount	BHFTI SSGA Growth ETF Subaccount	BHFTI T. Rowe Price Large Cap Value Subaccount	BHFTI T. Rowe Price Mid Cap Growth Subaccount
Assets:
Investments at fair value	$80,412	$100,953,218	$141,014,659	$312,069,978	$1,654,834
Due from Brighthouse Life Insurance Company	—	—	—	27,713	—
Total Assets	80,412	100,953,218	141,014,659	312,097,691	1,654,834
Liabilities:
Due to Brighthouse Life Insurance Company	18	1	3	—	6
Total Liabilities	18	1	3	—	6
Net Assets	$80,394	$100,953,217	$141,014,656	$312,097,691	$1,654,828
Contract Owners' Equity
Net assets from accumulation units	$80,394	$100,953,217	$141,014,656	$309,750,516	$1,654,828
Net assets from contracts in payout	—	—	—	2,347,175	—
Total Net Assets	$80,394	$100,953,217	$141,014,656	$312,097,691	$1,654,828

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra- Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount
Assets:
Investments at fair value	$31,721,134	$111,079,164	$250,131,189	$174,926,095	$14,956,691
Due from Brighthouse Life Insurance Company	30	490	152	636	—
Total Assets	31,721,164	111,079,654	250,131,341	174,926,731	14,956,691
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	15
Total Liabilities	—	—	—	—	15
Net Assets	$31,721,164	$111,079,654	$250,131,341	$174,926,731	$14,956,676
Contract Owners' Equity
Net assets from accumulation units	$31,441,668	$110,134,730	$247,038,451	$173,923,063	$14,956,676
Net assets from contracts in payout	279,496	944,924	3,092,890	1,003,668	—
Total Net Assets	$31,721,164	$111,079,654	$250,131,341	$174,926,731	$14,956,676

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Subaccount	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount	BHFTII Brighthouse/ Dimensional International Small Company Subaccount
Assets:
Investments at fair value	$54,811,513	$421,214,056	$636,689,655	$1,443,333	$842,254
Due from Brighthouse Life Insurance Company	—	7	6	29	—
Total Assets	54,811,513	421,214,063	636,689,661	1,443,362	842,254
Liabilities:
Due to Brighthouse Life Insurance Company	13	—	—	—	1
Total Liabilities	13	—	—	—	1
Net Assets	$54,811,500	$421,214,063	$636,689,661	$1,443,362	$842,253
Contract Owners' Equity
Net assets from accumulation units	$54,791,765	$421,056,134	$636,596,484	$1,407,538	$842,253
Net assets from contracts in payout	19,735	157,929	93,177	35,824	—
Total Net Assets	$54,811,500	$421,214,063	$636,689,661	$1,443,362	$842,253

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTII Brighthouse/ Wellington Balanced Subaccount	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount
Assets:
Investments at fair value	$244,102,738	$110,425,410	$89,256,316	$600,180,654	$1,842,253
Due from Brighthouse Life Insurance Company	2	49	67	6	60
Total Assets	244,102,740	110,425,459	89,256,383	600,180,660	1,842,313
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$244,102,740	$110,425,459	$89,256,383	$600,180,660	$1,842,313
Contract Owners' Equity
Net assets from accumulation units	$243,600,186	$109,552,040	$88,477,969	$599,216,293	$1,842,313
Net assets from contracts in payout	502,554	873,419	778,414	964,367	—
Total Net Assets	$244,102,740	$110,425,459	$89,256,383	$600,180,660	$1,842,313

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Aggregate Bond Index Subaccount	BHFTII MetLife Mid Cap Stock Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount
Assets:
Investments at fair value	$50,124,145	$17,812,462	$45,600,969	$106,535,022	$932,920,731
Due from Brighthouse Life Insurance Company	—	—	—	—	51
Total Assets	50,124,145	17,812,462	45,600,969	106,535,022	932,920,782
Liabilities:
Due to Brighthouse Life Insurance Company	1	1	3	1	—
Total Liabilities	1	1	3	1	—
Net Assets	$50,124,144	$17,812,461	$45,600,966	$106,535,021	$932,920,782
Contract Owners' Equity
Net assets from accumulation units	$50,067,697	$17,812,461	$45,576,131	$106,500,601	$930,412,318
Net assets from contracts in payout	56,447	—	24,835	34,420	2,508,464
Total Net Assets	$50,124,144	$17,812,461	$45,600,966	$106,535,021	$932,920,782

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTII MFS® Total Return Subaccount	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount
Assets:
Investments at fair value	$284,957,921	$109,929,178	$59,096,938	$79,350,216	$130,165,364
Due from Brighthouse Life Insurance Company	965	29	186	110	9
Total Assets	284,958,886	109,929,207	59,097,124	79,350,326	130,165,373
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$284,958,886	$109,929,207	$59,097,124	$79,350,326	$130,165,373
Contract Owners' Equity
Net assets from accumulation units	$282,542,326	$109,145,732	$58,742,152	$77,902,835	$130,003,914
Net assets from contracts in payout	2,416,560	783,475	354,972	1,447,491	161,459
Total Net Assets	$284,958,886	$109,929,207	$59,097,124	$79,350,326	$130,165,373

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	BHFTII Western Asset Management U.S. Government Subaccount	BNY Mellon Sustainable U.S. Equity Subaccount	Delaware VIP® Small Cap Value Subaccount	DWS Small Mid Cap Value VIP Subaccount
Assets:
Investments at fair value	$127,208,910	$57,214,878	$973,341	$8,517,325	$3,000,314
Due from Brighthouse Life Insurance Company	100	—	—	—	—
Total Assets	127,209,010	57,214,878	973,341	8,517,325	3,000,314
Liabilities:
Due to Brighthouse Life Insurance Company	—	8	—	—	4
Total Liabilities	—	8	—	—	4
Net Assets	$127,209,010	$57,214,870	$973,341	$8,517,325	$3,000,310
Contract Owners' Equity
Net assets from accumulation units	$126,292,598	$56,919,446	$973,341	$8,517,325	$3,000,310
Net assets from contracts in payout	916,412	295,424	—	—	—
Total Net Assets	$127,209,010	$57,214,870	$973,341	$8,517,325	$3,000,310

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	Fidelity® VIP Contrafund Subaccount	Fidelity® VIP Dynamic Capital Appreciation Subaccount	Fidelity® VIP Equity-Income Subaccount	Fidelity® VIP Freedom 2020 Subaccount	Fidelity® VIP Freedom 2025 Subaccount
Assets:
Investments at fair value	$223,915,357	$2,284,027	$208,554,864	$795,488	$1,510,877
Due from Brighthouse Life Insurance Company	138	—	3	—	1
Total Assets	223,915,495	2,284,027	208,554,867	795,488	1,510,878
Liabilities:
Due to Brighthouse Life Insurance Company	—	14	—	1	—
Total Liabilities	—	14	—	1	—
Net Assets	$223,915,495	$2,284,013	$208,554,867	$795,487	$1,510,878
Contract Owners' Equity
Net assets from accumulation units	$223,321,440	$2,284,013	$208,189,552	$795,487	$1,510,878
Net assets from contracts in payout	594,055	—	365,315	—	—
Total Net Assets	$223,915,495	$2,284,013	$208,554,867	$795,487	$1,510,878

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2030 Subaccount	Fidelity® VIP Freedom 2040 Subaccount	Fidelity® VIP Freedom 2050 Subaccount	Fidelity® VIP FundsManager 60% Subaccount	Fidelity® VIP High Income Subaccount
Assets:
Investments at fair value	$944,547	$404,351	$865,948	$697,114,670	$14,618,433
Due from Brighthouse Life Insurance Company	—	1	—	4	—
Total Assets	944,547	404,352	865,948	697,114,674	14,618,433
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	5
Total Liabilities	—	—	—	—	5
Net Assets	$944,547	$404,352	$865,948	$697,114,674	$14,618,428
Contract Owners' Equity
Net assets from accumulation units	$944,547	$404,352	$865,948	$697,114,674	$14,598,948
Net assets from contracts in payout	—	—	—	—	19,480
Total Net Assets	$944,547	$404,352	$865,948	$697,114,674	$14,618,428

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	Fidelity® VIP Mid Cap Subaccount	FTVIPT Franklin Income VIP Subaccount	FTVIPT Franklin Mutual Shares VIP Subaccount	FTVIPT Franklin Rising Dividends VIP Subaccount	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount
Assets:
Investments at fair value	$235,076,571	$13,289,038	$9,971,758	$11,278,294	$30,892,286
Due from Brighthouse Life Insurance Company	93	1	—	—	15
Total Assets	235,076,664	13,289,039	9,971,758	11,278,294	30,892,301
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	1	176	—
Total Liabilities	—	—	1	176	—
Net Assets	$235,076,664	$13,289,039	$9,971,757	$11,278,118	$30,892,301
Contract Owners' Equity
Net assets from accumulation units	$234,375,654	$13,251,758	$9,947,154	$11,278,118	$30,773,214
Net assets from contracts in payout	701,010	37,281	24,603	—	119,087
Total Net Assets	$235,076,664	$13,289,039	$9,971,757	$11,278,118	$30,892,301

The accompanying notes are an integral part of these financial statements.

	FTVIPT Templeton Developing Markets VIP Subaccount	FTVIPT Templeton Foreign VIP Subaccount	Invesco V.I. Comstock Subaccount	Invesco V.I. Diversified Dividend Subaccount	Invesco V.I. Equity and Income Subaccount
Assets:
Investments at fair value	$16,223,270	$40,058,245	$3,560,430	$701,858	$37,311,675
Due from Brighthouse Life Insurance Company	20	16	46	—	—
Total Assets	16,223,290	40,058,261	3,560,476	701,858	37,311,675
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	1	—
Total Liabilities	—	—	—	1	—
Net Assets	$16,223,290	$40,058,261	$3,560,476	$701,857	$37,311,675
Contract Owners' Equity
Net assets from accumulation units	$16,223,290	$39,806,366	$3,415,239	$681,337	$37,058,575
Net assets from contracts in payout	—	251,895	145,237	20,520	253,100
Total Net Assets	$16,223,290	$40,058,261	$3,560,476	$701,857	$37,311,675

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	Invesco V.I. Government Securities Subaccount	Invesco V.I. Managed Volatility Subaccount	Invesco V.I. S&P 500 Index Subaccount	Janus Henderson Enterprise Subaccount	Janus Henderson Global Research Subaccount
Assets:
Investments at fair value	$5,332,140	$857,185	$2,103,612	$15,348,472	$473,176
Due from Brighthouse Life Insurance Company	—	—	2	93	—
Total Assets	5,332,140	857,185	2,103,614	15,348,565	473,176
Liabilities:
Due to Brighthouse Life Insurance Company	4	2	—	—	27
Total Liabilities	4	2	—	—	27
Net Assets	$5,332,136	$857,183	$2,103,614	$15,348,565	$473,149
Contract Owners' Equity
Net assets from accumulation units	$5,243,237	$857,183	$2,072,446	$15,258,799	$473,149
Net assets from contracts in payout	88,899	—	31,168	89,766	—
Total Net Assets	$5,332,136	$857,183	$2,103,614	$15,348,565	$473,149

The accompanying notes are an integral part of these financial statements.

	Janus Henderson Overseas Subaccount	LMPVET ClearBridge Variable Aggressive Growth Subaccount	LMPVET ClearBridge Variable Appreciation Subaccount	LMPVET ClearBridge Variable Dividend Strategy Subaccount	LMPVET ClearBridge Variable Large Cap Growth Subaccount
Assets:
Investments at fair value	$29,280,331	$313,062,804	$247,156,102	$81,060,448	$115,336,636
Due from Brighthouse Life Insurance Company	2	90	82	36	57
Total Assets	29,280,333	313,062,894	247,156,184	81,060,484	115,336,693
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$29,280,333	$313,062,894	$247,156,184	$81,060,484	$115,336,693
Contract Owners' Equity
Net assets from accumulation units	$29,148,962	$311,861,590	$245,234,576	$80,170,831	$114,461,789
Net assets from contracts in payout	131,371	1,201,304	1,921,608	889,653	874,904
Total Net Assets	$29,280,333	$313,062,894	$247,156,184	$81,060,484	$115,336,693

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	LMPVET ClearBridge Variable Large Cap Value Subaccount	LMPVET ClearBridge Variable Mid Cap Subaccount	LMPVET ClearBridge Variable Small Cap Growth Subaccount	LMPVET QS Variable Conservative Growth Subaccount	LMPVET QS Variable Growth Subaccount
Assets:
Investments at fair value	$92,709,689	$29,452,189	$60,184,504	$35,358,022	$17,615,017
Due from Brighthouse Life Insurance Company	19	18	69	—	—
Total Assets	92,709,708	29,452,207	60,184,573	35,358,022	17,615,017
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	2	2
Total Liabilities	—	—	—	2	2
Net Assets	$92,709,708	$29,452,207	$60,184,573	$35,358,020	$17,615,015
Contract Owners' Equity
Net assets from accumulation units	$91,659,397	$29,352,055	$59,976,048	$34,726,180	$17,552,726
Net assets from contracts in payout	1,050,311	100,152	208,525	631,840	62,289
Total Net Assets	$92,709,708	$29,452,207	$60,184,573	$35,358,020	$17,615,015

The accompanying notes are an integral part of these financial statements.

	LMPVET QS Variable Moderate Growth Subaccount	LMPVIT Western Asset Core Plus Subaccount	LMPVIT Western Asset Variable Global High Yield Bond Subaccount	Morgan Stanley VIF Growth Subaccount	Pioneer VCT Mid Cap Value Subaccount
Assets:
Investments at fair value	$26,520,347	$45,841,566	$3,673,152	$17,275,437	$12,903,148
Due from Brighthouse Life Insurance Company	—	—	—	18	6
Total Assets	26,520,347	45,841,566	3,673,152	17,275,455	12,903,154
Liabilities:
Due to Brighthouse Life Insurance Company	2	16	5	—	—
Total Liabilities	2	16	5	—	—
Net Assets	$26,520,345	$45,841,550	$3,673,147	$17,275,455	$12,903,154
Contract Owners' Equity
Net assets from accumulation units	$26,256,203	$45,374,846	$3,567,455	$17,019,722	$12,901,736
Net assets from contracts in payout	264,142	466,704	105,692	255,733	1,418
Total Net Assets	$26,520,345	$45,841,550	$3,673,147	$17,275,455	$12,903,154

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2020

	Pioneer VCT Real Estate Shares Subaccount	TAP 1919 Variable Socially Responsive Balanced Subaccount
Assets:
Investments at fair value	$4,385,410	$41,270,117
Due from Brighthouse Life Insurance Company	—	3
Total Assets	4,385,410	41,270,120
Liabilities:
Due to Brighthouse Life Insurance Company	2	—
Total Liabilities	2	—
Net Assets	$4,385,408	$41,270,120
Contract Owners' Equity
Net assets from accumulation units	$4,385,408	$41,223,770
Net assets from contracts in payout	—	46,350
Total Net Assets	$4,385,408	$41,270,120

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2020

	AB VPS Global Thematic Growth Subaccount	Alger Capital Appreciation Subaccount	American Funds® Bond Subaccount	American Funds® Global Growth Subaccount	American Funds® Global Small Capitalization Subaccount
Investment Income:
Dividends	$1,755	$—	$91,306	$340,161	$2,625
Expenses:
Mortality and expense risk and other charges	5,596	40,922	57,745	1,460,587	23,732
Administrative charges	542	3,701	6,099	129,121	2,396
Total expenses	6,138	44,623	63,844	1,589,708	26,128
Net investment income (loss)	(4,383)	(44,623)	27,462	(1,249,547)	(23,503)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	36,927	383,362	36,670	2,748,688	98,010
Realized gains (losses) on sale of investments	68,366	114,491	36,693	4,899,014	39,304
Net realized gains (losses)	105,293	497,853	73,363	7,647,702	137,314
Change in unrealized gains (losses) on investments	15,395	379,691	196,523	18,801,152	297,752
Net realized and change in unrealized gains (losses) on investments	120,688	877,544	269,886	26,448,854	435,066
Net increase (decrease) in net assets resulting from operations	$116,305	$832,921	$297,348	$25,199,307	$411,563

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Growth Allocation Subaccount	BHFTI American Funds® Moderate Allocation Subaccount
Investment Income:
Dividends	$802,076	$2,265,125	$68,075	$68,606	$48,392
Expenses:
Mortality and expense risk and other charges	4,010,838	2,793,249	27,249	34,202	24,036
Administrative charges	342,017	240,915	425	1,102	700
Total expenses	4,352,855	3,034,164	27,674	35,304	24,736
Net investment income (loss)	(3,550,779)	(769,039)	40,401	33,302	23,656
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	6,033,097	4,491,453	225,761	331,445	118,179
Realized gains (losses) on sale of investments	13,687,051	4,190,770	(24,788)	(31,162)	(32,173)
Net realized gains (losses)	19,720,148	8,682,223	200,973	300,283	86,006
Change in unrealized gains (losses) on investments	90,904,790	10,480,608	289,622	334,831	157,238
Net realized and change in unrealized gains (losses) on investments	110,624,938	19,162,831	490,595	635,114	243,244
Net increase (decrease) in net assets resulting from operations	$107,074,159	$18,393,792	$530,996	$668,416	$266,900

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTI BlackRock High Yield Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Small Cap Value Subaccount	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Subaccount	BHFTI Brighthouse/ Eaton Vance Floating Rate Subaccount
Investment Income:
Dividends	$3,363,410	$695,642	$923,351	$602,492	$155,997
Expenses:
Mortality and expense risk and other charges	812,911	712,736	950,660	523,940	58,891
Administrative charges	42,951	3,273	42,011	42,871	5,153
Total expenses	855,862	716,009	992,671	566,811	64,044
Net investment income (loss)	2,507,548	(20,367)	(69,320)	35,681	91,953
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	6,416,450	3,033,314	—	—
Realized gains (losses) on sale of investments	(642,734)	163,964	(1,856,789)	667,292	(42,698)
Net realized gains (losses)	(642,734)	6,580,414	1,176,525	667,292	(42,698)
Change in unrealized gains (losses) on investments	1,662,434	3,881,772	(3,469,892)	6,696,133	(70,687)
Net realized and change in unrealized gains (losses) on investments	1,019,700	10,462,186	(2,293,367)	7,363,425	(113,385)
Net increase (decrease) in net assets resulting from operations	$3,527,248	$10,441,819	$(2,362,687)	$7,399,106	$(21,432)

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI Clarion Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Comstock Subaccount	BHFTI Invesco Global Equity Subaccount
Investment Income:
Dividends	$361,839	$1,965,772	$1,281,142	$2,733,031	$2,510,965
Expenses:
Mortality and expense risk and other charges	506,253	572,520	569,375	1,901,785	4,004,961
Administrative charges	48,212	32,594	39,467	175,386	112,501
Total expenses	554,465	605,114	608,842	2,077,171	4,117,462
Net investment income (loss)	(192,626)	1,360,658	672,300	655,860	(1,606,497)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,369,928	868,287	995,670	7,894,960	749,378
Realized gains (losses) on sale of investments	889,303	(694,210)	(1,731,552)	100,702	9,386,149
Net realized gains (losses)	3,259,231	174,077	(735,882)	7,995,662	10,135,527
Change in unrealized gains (losses) on investments	3,913,197	(4,722,234)	1,731,141	(12,948,700)	66,761,811
Net realized and change in unrealized gains (losses) on investments	7,172,428	(4,548,157)	995,259	(4,953,038)	76,897,338
Net increase (decrease) in net assets resulting from operations	$6,979,802	$(3,187,499)	$1,667,559	$(4,297,178)	$75,290,841
The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Small Cap Value Subaccount	BHFTI Loomis Sayles Global Allocation Subaccount	BHFTI Loomis Sayles Growth Subaccount	BHFTI MetLife Multi-Index Targeted Risk Subaccount
Investment Income:
Dividends	$9,392	$94,572	$1,142,310	$3,966,895	$3,591
Expenses:
Mortality and expense risk and other charges	193,352	101,521	1,555,768	5,836,930	1,079
Administrative charges	10,272	4,616	1,102	64,175	—
Total expenses	203,624	106,137	1,556,870	5,901,105	1,079
Net investment income (loss)	(194,232)	(11,565)	(414,560)	(1,934,210)	2,512
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	756,129	—	7,948,575	165,957,254	14,192
Realized gains (losses) on sale of investments	(192,821)	(249,879)	4,363,202	2,368,449	59
Net realized gains (losses)	563,308	(249,879)	12,311,777	168,325,703	14,251
Change in unrealized gains (losses) on investments	5,633,828	627,738	4,317,460	(35,157,799)	(5,707)
Net realized and change in unrealized gains (losses) on investments	6,197,136	377,859	16,629,237	133,167,904	8,544
Net increase (decrease) in net assets resulting from operations	$6,002,904	$366,294	$16,214,677	$131,233,694	$11,056

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Subaccount	BHFTI Morgan Stanley Discovery Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount	BHFTI Schroders Global Multi-Asset Subaccount
Investment Income:
Dividends	$1,024,135	$—	$1,165,074	$5,219,287	$1,194
Expenses:
Mortality and expense risk and other charges	637,771	231,446	568,676	2,137,981	433
Administrative charges	50,988	18,812	36,048	151,377	—
Total expenses	688,759	250,258	604,724	2,289,358	433
Net investment income (loss)	335,376	(250,258)	560,350	2,929,929	761
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,581,055	2,069,856	—	—	3,561
Realized gains (losses) on sale of investments	407,576	2,554,487	(75,259)	1,306,057	1,418
Net realized gains (losses)	1,988,631	4,624,343	(75,259)	1,306,057	4,979
Change in unrealized gains (losses) on investments	2,846,336	8,583,274	3,256,270	4,606,480	(3,777)
Net realized and change in unrealized gains (losses) on investments	4,834,967	13,207,617	3,181,011	5,912,537	1,202
Net increase (decrease) in net assets resulting from operations	$5,170,343	$12,957,359	$3,741,361	$8,842,466	$1,963

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTI SSGA Growth and Income ETF Subaccount	BHFTI SSGA Growth ETF Subaccount	BHFTI T. Rowe Price Large Cap Value Subaccount	BHFTI T. Rowe Price Mid Cap Growth Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount
Investment Income:
Dividends	$2,497,654	$3,064,514	$6,764,396	$441	$410,456
Expenses:
Mortality and expense risk and other charges	1,172,026	1,595,645	3,949,896	25,077	485,674
Administrative charges	—	—	301,666	2,214	40,119
Total expenses	1,172,026	1,595,645	4,251,562	27,291	525,793
Net investment income (loss)	1,325,628	1,468,869	2,512,834	(26,850)	(115,337)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,244,541	5,007,593	21,600,493	166,121	1,659,272
Realized gains (losses) on sale of investments	430,453	435,897	(6,307,077)	(9,807)	(436,573)
Net realized gains (losses)	3,674,994	5,443,490	15,293,416	156,314	1,222,699
Change in unrealized gains (losses) on investments	2,738,510	4,808,558	(16,213,190)	163,165	440,651
Net realized and change in unrealized gains (losses) on investments	6,413,504	10,252,048	(919,774)	319,479	1,663,350
Net increase (decrease) in net assets resulting from operations	$7,739,132	$11,720,917	$1,593,060	$292,629	$1,548,013

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra- Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount	BHFTII Brighthouse Asset Allocation 40 Subaccount
Investment Income:
Dividends	$3,835,409	$—	$3,222,459	$403,458	$1,374,865
Expenses:
Mortality and expense risk and other charges	1,524,694	2,723,275	2,185,532	202,245	688,767
Administrative charges	100,959	203,105	151,686	9,255	20,283
Total expenses	1,625,653	2,926,380	2,337,218	211,500	709,050
Net investment income (loss)	2,209,756	(2,926,380)	885,241	191,958	665,815
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	25,287,982	—	313,801	2,410,478
Realized gains (losses) on sale of investments	831,166	11,148,837	215,589	(1,758)	(141,997)
Net realized gains (losses)	831,166	36,436,819	215,589	312,043	2,268,481
Change in unrealized gains (losses) on investments	4,139,971	39,305,148	(2,779,265)	613,978	1,935,761
Net realized and change in unrealized gains (losses) on investments	4,971,137	75,741,967	(2,563,676)	926,021	4,204,242
Net increase (decrease) in net assets resulting from operations	$7,180,893	$72,815,587	$(1,678,435)	$1,117,979	$4,870,057

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount	BHFTII Brighthouse/ Dimensional International Small Company Subaccount	BHFTII Brighthouse/ Wellington Balanced Subaccount
Investment Income:
Dividends	$8,435,420	$10,190,181	$8,801	$17,229	$4,958,425
Expenses:
Mortality and expense risk and other charges	5,356,527	8,968,432	19,694	13,250	2,799,750
Administrative charges	152,406	374,278	1,870	1,048	12,648
Total expenses	5,508,933	9,342,710	21,564	14,298	2,812,398
Net investment income (loss)	2,926,487	847,471	(12,763)	2,931	2,146,027
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	26,690,701	52,670,765	26,881	27,580	9,744,414
Realized gains (losses) on sale of investments	(1,833,180)	(2,263,981)	(23,200)	(18,141)	3,568,175
Net realized gains (losses)	24,857,521	50,406,784	3,681	9,439	13,312,589
Change in unrealized gains (losses) on investments	17,240,157	29,294,421	79,757	58,943	19,185,401
Net realized and change in unrealized gains (losses) on investments	42,097,678	79,701,205	83,438	68,382	32,497,990
Net increase (decrease) in net assets resulting from operations	$45,024,165	$80,548,676	$70,675	$71,313	$34,644,017

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount	BHFTII MetLife Aggregate Bond Index Subaccount
Investment Income:
Dividends	$1,556,788	$—	$969,387	$—	$1,527,978
Expenses:
Mortality and expense risk and other charges	1,603,098	972,011	6,255,737	28,639	603,056
Administrative charges	123,610	86,656	91,471	2,283	8
Total expenses	1,726,708	1,058,667	6,347,208	30,922	603,064
Net investment income (loss)	(169,920)	(1,058,667)	(5,377,821)	(30,922)	924,914
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	11,328,532	8,244,693	53,647,265	140,228	—
Realized gains (losses) on sale of investments	764,384	1,500,732	15,905,963	(18,881)	330,685
Net realized gains (losses)	12,092,916	9,745,425	69,553,228	121,347	330,685
Change in unrealized gains (losses) on investments	(2,854,790)	11,899,934	157,400,008	116,610	1,700,208
Net realized and change in unrealized gains (losses) on investments	9,238,126	21,645,359	226,953,236	237,957	2,030,893
Net increase (decrease) in net assets resulting from operations	$9,068,206	$20,586,692	$221,575,415	$207,035	$2,955,807

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTII MetLife Mid Cap Stock Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount	BHFTII MFS® Total Return Subaccount
Investment Income:
Dividends	$209,969	$1,280,014	$1,169,481	$15,477,123	$6,125,179
Expenses:
Mortality and expense risk and other charges	172,229	469,378	1,029,120	10,208,320	3,700,279
Administrative charges	—	783	2,692	109,532	254,464
Total expenses	172,229	470,161	1,031,812	10,317,852	3,954,743
Net investment income (loss)	37,740	809,853	137,669	5,159,271	2,170,436
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	984,124	209,173	4,912,758	52,013,133	11,482,830
Realized gains (losses) on sale of investments	(61,771)	(653,802)	1,329,658	26,124,436	2,741,623
Net realized gains (losses)	922,353	(444,629)	6,242,416	78,137,569	14,224,453
Change in unrealized gains (losses) on investments	953,119	2,281,871	9,240,545	50,083,046	4,037,156
Net realized and change in unrealized gains (losses) on investments	1,875,472	1,837,242	15,482,961	128,220,615	18,261,609
Net increase (decrease) in net assets resulting from operations	$1,913,212	$2,647,095	$15,620,630	$133,379,886	$20,432,045

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
Investment Income:
Dividends	$2,005,103	$77,852	$21,799	$—	$7,230,175
Expenses:
Mortality and expense risk and other charges	1,493,293	673,845	977,308	1,361,575	1,872,277
Administrative charges	96,694	30,308	72,432	35,452	157,327
Total expenses	1,589,987	704,153	1,049,740	1,397,027	2,029,604
Net investment income (loss)	415,116	(626,301)	(1,027,941)	(1,397,027)	5,200,571
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	6,447,115	3,605,797	5,474,916	12,338,683	—
Realized gains (losses) on sale of investments	(352,625)	1,221,846	1,412,210	1,767,737	192,172
Net realized gains (losses)	6,094,490	4,827,643	6,887,126	14,106,420	192,172
Change in unrealized gains (losses) on investments	(4,782,189)	6,881,607	15,119,667	11,072,732	475,737
Net realized and change in unrealized gains (losses) on investments	1,312,301	11,709,250	22,006,793	25,179,152	667,909
Net increase (decrease) in net assets resulting from operations	$1,727,417	$11,082,949	$20,978,852	$23,782,125	$5,868,480

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTII Western Asset Management U.S. Government Subaccount	BNY Mellon Sustainable U.S. Equity Subaccount	Delaware VIP® Small Cap Value Subaccount	DWS Small Mid Cap Value VIP Subaccount	Fidelity® VIP Contrafund Subaccount
Investment Income:
Dividends	$1,799,963	$7,662	$99,040	$30,499	$179,297
Expenses:
Mortality and expense risk and other charges	696,034	16,269	46,292	50,266	2,703,596
Administrative charges	44,192	1,261	22	4,060	116,594
Total expenses	740,226	17,530	46,314	54,326	2,820,190
Net investment income (loss)	1,059,737	(9,868)	52,726	(23,827)	(2,640,893)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	10,265	429,651	224,456	1,078,648
Realized gains (losses) on sale of investments	132,607	13,240	(50,861)	(186,883)	7,582,714
Net realized gains (losses)	132,607	23,505	378,790	37,573	8,661,362
Change in unrealized gains (losses) on investments	988,239	153,717	(753,837)	(125,288)	45,426,517
Net realized and change in unrealized gains (losses) on investments	1,120,846	177,222	(375,047)	(87,715)	54,087,879
Net increase (decrease) in net assets resulting from operations	$2,180,583	$167,354	$(322,321)	$(111,542)	$51,446,986

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Dynamic Capital Appreciation Subaccount	Fidelity® VIP Equity-Income Subaccount	Fidelity® VIP Freedom 2020 Subaccount	Fidelity® VIP Freedom 2025 Subaccount	Fidelity® VIP Freedom 2030 Subaccount
Investment Income:
Dividends	$843	$3,422,178	$7,489	$13,362	$8,220
Expenses:
Mortality and expense risk and other charges	23,449	2,398,737	5,755	12,744	7,152
Administrative charges	1,373	5,766	—	—	7
Total expenses	24,822	2,404,503	5,755	12,744	7,159
Net investment income (loss)	(23,979)	1,017,675	1,734	618	1,061
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	26,552	9,008,011	30,360	62,803	49,172
Realized gains (losses) on sale of investments	32,630	(212,291)	3,739	21,795	158
Net realized gains (losses)	59,182	8,795,720	34,099	84,598	49,330
Change in unrealized gains (losses) on investments	520,423	(998,515)	68,639	116,730	67,622
Net realized and change in unrealized gains (losses) on investments	579,605	7,797,205	102,738	201,328	116,952
Net increase (decrease) in net assets resulting from operations	$555,626	$8,814,880	$104,472	$201,946	$118,013

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	Fidelity® VIP Freedom 2040 Subaccount	Fidelity® VIP Freedom 2050 Subaccount	Fidelity® VIP FundsManager 60% Subaccount	Fidelity® VIP High Income Subaccount	Fidelity® VIP Mid Cap Subaccount
Investment Income:
Dividends	$2,648	$4,309	$6,700,125	$713,864	$789,572
Expenses:
Mortality and expense risk and other charges	2,443	4,610	12,509,027	181,722	2,484,177
Administrative charges	—	—	—	8	90,302
Total expenses	2,443	4,610	12,509,027	181,730	2,574,479
Net investment income (loss)	205	(301)	(5,808,902)	532,134	(1,784,907)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	13,431	22,003	15,490,632	—	—
Realized gains (losses) on sale of investments	(2,071)	1,649	(3,025,505)	(196,942)	(3,564)
Net realized gains (losses)	11,360	23,652	12,465,127	(196,942)	(3,564)
Change in unrealized gains (losses) on investments	48,464	85,698	73,194,703	(168,577)	34,007,813
Net realized and change in unrealized gains (losses) on investments	59,824	109,350	85,659,830	(365,519)	34,004,249
Net increase (decrease) in net assets resulting from operations	$60,029	$109,049	$79,850,928	$166,615	$32,219,342

The accompanying notes are an integral part of these financial statements.

	FTVIPT Franklin Income VIP Subaccount	FTVIPT Franklin Mutual Shares VIP Subaccount	FTVIPT Franklin Rising Dividends VIP Subaccount	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount	FTVIPT Templeton Developing Markets VIP Subaccount
Investment Income:
Dividends	$778,529	$258,682	$134,715	$—	$580,132
Expenses:
Mortality and expense risk and other charges	219,893	139,020	196,230	399,878	165,809
Administrative charges	20,024	14,104	16,493	26,743	180
Total expenses	239,917	153,124	212,723	426,621	165,989
Net investment income (loss)	538,612	105,558	(78,008)	(426,621)	414,143
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	11,028	359,638	571,308	3,268,162	364,072
Realized gains (losses) on sale of investments	(163,108)	(216,655)	152,364	135,847	22,219
Net realized gains (losses)	(152,080)	142,983	723,672	3,404,009	386,291
Change in unrealized gains (losses) on investments	(734,712)	(1,113,327)	413,584	8,088,523	1,305,088
Net realized and change in unrealized gains (losses) on investments	(886,792)	(970,344)	1,137,256	11,492,532	1,691,379
Net increase (decrease) in net assets resulting from operations	$(348,180)	$(864,786)	$1,059,248	$11,065,911	$2,105,522

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	FTVIPT Templeton Foreign VIP Subaccount	Invesco V.I. Comstock Subaccount	Invesco V.I. Diversified Dividend Subaccount	Invesco V.I. Equity and Income Subaccount	Invesco V.I. Government Securities Subaccount
Investment Income:
Dividends	$1,250,811	$77,091	$18,614	$749,816	$119,771
Expenses:
Mortality and expense risk and other charges	615,449	49,325	13,570	519,243	89,726
Administrative charges	44,085	4,867	987	52,095	8,153
Total expenses	659,534	54,192	14,557	571,338	97,879
Net investment income (loss)	591,277	22,899	4,057	178,478	21,892
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	84,574	16,967	1,550,076	—
Realized gains (losses) on sale of investments	(885,956)	(15,038)	16,074	480,488	32,183
Net realized gains (losses)	(885,956)	69,536	33,041	2,030,564	32,183
Change in unrealized gains (losses) on investments	(1,010,321)	(251,901)	(72,112)	138,119	164,324
Net realized and change in unrealized gains (losses) on investments	(1,896,277)	(182,365)	(39,071)	2,168,683	196,507
Net increase (decrease) in net assets resulting from operations	$(1,305,000)	$(159,466)	$(35,014)	$2,347,161	$218,399

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. Managed Volatility Subaccount	Invesco V.I. S&P 500 Index Subaccount	Janus Henderson Enterprise Subaccount	Janus Henderson Global Research Subaccount	Janus Henderson Overseas Subaccount
Investment Income:
Dividends	$17,221	$27,786	$—	$2,218	$300,122
Expenses:
Mortality and expense risk and other charges	15,962	63,808	168,696	2,354	322,027
Administrative charges	1,223	4,823	12,567	7	4,087
Total expenses	17,185	68,631	181,263	2,361	326,114
Net investment income (loss)	36	(40,845)	(181,263)	(143)	(25,992)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	18,670	131,428	1,090,480	21,533	—
Realized gains (losses) on sale of investments	(35,317)	110,918	902,908	24,925	(863,034)
Net realized gains (losses)	(16,647)	242,346	1,993,388	46,458	(863,034)
Change in unrealized gains (losses) on investments	(17,156)	162,153	511,746	27,100	4,384,702
Net realized and change in unrealized gains (losses) on investments	(33,803)	404,499	2,505,134	73,558	3,521,668
Net increase (decrease) in net assets resulting from operations	$(33,767)	$363,654	$2,323,871	$73,415	$3,495,676

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	LMPVET ClearBridge Variable Aggressive Growth Subaccount	LMPVET ClearBridge Variable Appreciation Subaccount	LMPVET ClearBridge Variable Dividend Strategy Subaccount	LMPVET ClearBridge Variable Large Cap Growth Subaccount	LMPVET ClearBridge Variable Large Cap Value Subaccount
Investment Income:
Dividends	$2,206,223	$2,368,649	$1,014,232	$18,138	$1,178,476
Expenses:
Mortality and expense risk and other charges	3,944,471	3,210,975	1,293,981	1,461,599	1,120,329
Administrative charges	318,861	315,004	112,076	107,684	99,351
Total expenses	4,263,332	3,525,979	1,406,057	1,569,283	1,219,680
Net investment income (loss)	(2,057,109)	(1,157,330)	(391,825)	(1,551,145)	(41,204)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	26,108,042	7,160,920	676,611	4,207,718	9,228,683
Realized gains (losses) on sale of investments	10,508,261	11,853,530	2,922,473	6,261,127	1,208,657
Net realized gains (losses)	36,616,303	19,014,450	3,599,084	10,468,845	10,437,340
Change in unrealized gains (losses) on investments	7,861,958	10,095,130	646,292	17,499,145	(7,899,081)
Net realized and change in unrealized gains (losses) on investments	44,478,261	29,109,580	4,245,376	27,967,990	2,538,259
Net increase (decrease) in net assets resulting from operations	$42,421,152	$27,952,250	$3,853,551	$26,416,845	$2,497,055

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Mid Cap Subaccount	LMPVET ClearBridge Variable Small Cap Growth Subaccount	LMPVET QS Variable Conservative Growth Subaccount	LMPVET QS Variable Growth Subaccount	LMPVET QS Variable Moderate Growth Subaccount
Investment Income:
Dividends	$70,113	$—	$690,580	$250,764	$409,031
Expenses:
Mortality and expense risk and other charges	405,751	708,484	452,028	198,365	309,802
Administrative charges	38,147	50,669	51,700	23,678	36,560
Total expenses	443,898	759,153	503,728	222,043	346,362
Net investment income (loss)	(373,785)	(759,153)	186,852	28,721	62,669
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	358,962	4,108,197	694,122	621,683	873,069
Realized gains (losses) on sale of investments	1,023,659	2,560,839	845,803	(77,709)	172,569
Net realized gains (losses)	1,382,621	6,669,036	1,539,925	543,974	1,045,638
Change in unrealized gains (losses) on investments	2,289,290	11,910,329	1,112,720	888,473	1,089,062
Net realized and change in unrealized gains (losses) on investments	3,671,911	18,579,365	2,652,645	1,432,447	2,134,700
Net increase (decrease) in net assets resulting from operations	$3,298,126	$17,820,212	$2,839,497	$1,461,168	$2,197,369

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the year ended December 31, 2020

	LMPVIT Western Asset Core Plus Subaccount	LMPVIT Western Asset Variable Global High Yield Bond Subaccount	Morgan Stanley VIF Growth Subaccount	Pioneer VCT Mid Cap Value Subaccount	Pioneer VCT Real Estate Shares Subaccount	TAP 1919 Variable Socially Responsive Balanced Subaccount
Investment Income:
Dividends	$951,961	$139,662	$—	$113,778	$66,884	$283,808
Expenses:
Mortality and expense risk and other charges	687,257	59,978	212,746	190,876	79,858	455,589
Administrative charges	66,760	5,306	19,012	17,540	6,542	11,353
Total expenses	754,017	65,284	231,758	208,416	86,400	466,942
Net investment income (loss)	197,944	74,378	(231,758)	(94,638)	(19,516)	(183,134)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	1,329,198	386,979	1,099,027	2,375,511
Realized gains (losses) on sale of investments	(401,879)	(62,150)	926,743	(335,563)	(534,516)	780,666
Net realized gains (losses)	(401,879)	(62,150)	2,255,941	51,416	564,511	3,156,177
Change in unrealized gains (losses) on investments	3,513,337	158,982	7,637,536	29,639	(1,024,488)	4,411,935
Net realized and change in unrealized gains (losses) on investments	3,111,458	96,832	9,893,477	81,055	(459,977)	7,568,112
Net increase (decrease) in net assets resulting from operations	$3,309,402	$171,210	$9,661,719	$(13,583)	$(479,493)	$7,384,978

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2020 and 2019

	AB VPS Global Thematic Growth Subaccount		Alger Capital Appreciation Subaccount		American Funds® Bond Subaccount		American Funds® Global Growth Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(4,383)	$(5,495)	$(44,623)	$(41,074)	$27,462	$35,968	$(1,249,547)	$(505,633)
Net realized gains (losses)	105,293	38,996	497,853	404,841	73,363	5,934	7,647,702	8,480,008
Change in unrealized gains (losses) on investments	15,395	53,485	379,691	254,251	196,523	226,954	18,801,152	18,334,908
Net increase (decrease) in net assets resulting from operations	116,305	86,986	832,921	618,018	297,348	268,856	25,199,307	26,309,283
Contract Transactions:
Purchase payments received from contract owners	—	—	1,272	—	5,912	3,678	314,419	308,223
Net transfers (including fixed account)	(42,658)	(7,446)	(71,093)	(18,483)	983,323	45,298	(4,039,320)	(1,355,841)
Contract charges	(162)	(167)	(331)	(323)	(1,411)	(1,498)	(10,762)	(12,144)
Transfers for contract benefits and terminations	(88,271)	(23,797)	(206,401)	(644,791)	(402,820)	(252,637)	(9,092,219)	(10,115,030)
Net increase (decrease) in net assets resulting from contract transactions	(131,091)	(31,410)	(276,553)	(663,597)	585,004	(205,159)	(12,827,882)	(11,174,792)
Net increase (decrease) in net assets	(14,786)	55,576	556,368	(45,579)	882,352	63,697	12,371,425	15,134,491
Net Assets:
Beginning of year	380,111	324,535	2,250,040	2,295,619	3,653,595	3,589,898	99,071,222	83,936,731
End of year	$365,325	$380,111	$2,806,408	$2,250,040	$4,535,947	$3,653,595	$111,442,647	$99,071,222

The accompanying notes are an integral part of these financial statements.

	American Funds® Global Small Capitalization Subaccount		American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(23,503)	$(24,198)	$(3,550,779)	$(2,260,866)	$(769,039)	$(293,323)
Net realized gains (losses)	137,314	142,841	19,720,148	30,770,264	8,682,223	22,743,007
Change in unrealized gains (losses) on investments	297,752	296,647	90,904,790	28,570,531	10,480,608	15,877,193
Net increase (decrease) in net assets resulting from operations	411,563	415,290	107,074,159	57,079,929	18,393,792	38,326,877
Contract Transactions:
Purchase payments received from contract owners	2,261	6,476	792,565	885,628	419,204	510,492
Net transfers (including fixed account)	(65,636)	(36,958)	(15,607,146)	(2,942,622)	(3,335,310)	(787,795)
Contract charges	(507)	(560)	(26,896)	(28,548)	(19,967)	(24,112)
Transfers for contract benefits and terminations	(130,481)	(160,276)	(21,803,747)	(28,616,183)	(18,462,603)	(22,134,623)
Net increase (decrease) in net assets resulting from contract transactions	(194,363)	(191,318)	(36,645,224)	(30,701,725)	(21,398,676)	(22,436,038)
Net increase (decrease) in net assets	217,200	223,972	70,428,935	26,378,204	(3,004,884)	15,890,839
Net Assets:
Beginning of year	1,704,336	1,480,364	239,236,115	212,857,911	185,010,766	169,119,927
End of year	$1,921,536	$1,704,336	$309,665,050	$239,236,115	$182,005,882	$185,010,766

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTI American Funds® Balanced Allocation Subaccount		BHFTI American Funds® Growth Allocation Subaccount		BHFTI American Funds® Moderate Allocation Subaccount		BHFTI BlackRock High Yield Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$40,401	$53,795	$33,302	$39,931	$23,656	$31,026	$2,507,548	$3,038,737
Net realized gains (losses)	200,973	344,303	300,283	353,051	86,006	155,007	(642,734)	(503,786)
Change in unrealized gains (losses) on investments	289,622	405,098	334,831	467,009	157,238	228,621	1,662,434	5,841,118
Net increase (decrease) in net assets resulting from operations	530,996	803,196	668,416	859,991	266,900	414,654	3,527,248	8,376,069
Contract Transactions:
Purchase payments received from contract owners	164,805	255,865	296,647	306,335	164,537	196,763	1,143,628	1,201,583
Net transfers (including fixed account)	(550,560)	(306,605)	(78,561)	(239,996)	(230,384)	(325,121)	(1,791,672)	291,646
Contract charges	(481)	(440)	(198)	(209)	(167)	(174)	(19,092)	(21,425)
Transfers for contract benefits and terminations	(166,435)	(835,005)	(295,883)	(375,148)	(404,048)	(122,638)	(6,255,351)	(8,593,839)
Net increase (decrease) in net assets resulting from contract transactions	(552,671)	(886,185)	(77,995)	(309,018)	(470,062)	(251,170)	(6,922,487)	(7,122,035)
Net increase (decrease) in net assets	(21,675)	(82,989)	590,421	550,973	(203,162)	163,484	(3,395,239)	1,254,034
Net Assets:
Beginning of year	4,461,889	4,544,878	4,474,472	3,923,499	3,027,510	2,864,026	66,490,452	65,236,418
End of year	$4,440,214	$4,461,889	$5,064,893	$4,474,472	$2,824,348	$3,027,510	$63,095,213	$66,490,452
The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Small Cap Value Subaccount		BHFTI Brighthouse/Aberdeen Emerging Markets Equity Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(20,367)	$193,690	$(69,320)	$(471,163)	$35,681	$(41,412)
Net realized gains (losses)	6,580,414	6,870,124	1,176,525	6,792,068	667,292	299,378
Change in unrealized gains (losses) on investments	3,881,772	6,553,724	(3,469,892)	13,908,663	6,696,133	5,408,892
Net increase (decrease) in net assets resulting from operations	10,441,819	13,617,538	(2,362,687)	20,229,568	7,399,106	5,666,858
Contract Transactions:
Purchase payments received from contract owners	1,974,730	2,160,779	887,646	1,025,632	92,057	124,875
Net transfers (including fixed account)	(1,743,855)	(645,031)	(459,294)	(1,476,611)	(1,070,772)	(836,457)
Contract charges	(41,378)	(43,396)	(24,960)	(31,204)	(4,826)	(5,740)
Transfers for contract benefits and terminations	(4,046,603)	(4,711,920)	(6,030,520)	(10,980,474)	(3,129,544)	(4,127,719)
Net increase (decrease) in net assets resulting from contract transactions	(3,857,106)	(3,239,568)	(5,627,128)	(11,462,657)	(4,113,085)	(4,845,041)
Net increase (decrease) in net assets	6,584,713	10,377,970	(7,989,815)	8,766,911	3,286,021	821,817
Net Assets:
Beginning of year	64,094,353	53,716,383	88,192,033	79,425,122	33,332,249	32,510,432
End of year	$70,679,066	$64,094,353	$80,202,218	$88,192,033	$36,618,270	$33,332,249

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTI Brighthouse/Eaton Vance Floating Rate Subaccount		BHFTI Brighthouse/Wellington Large Cap Research Subaccount		BHFTI Clarion Global Real Estate Subaccount		BHFTI Harris Oakmark International Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$91,953	$103,082	$(192,626)	$(189,835)	$1,360,658	$936,886	$672,300	$389,173
Net realized gains (losses)	(42,698)	(6,287)	3,259,231	5,191,513	174,077	1,459	(735,882)	2,309,359
Change in unrealized gains (losses) on investments	(70,687)	94,262	3,913,197	4,441,281	(4,722,234)	9,437,938	1,731,141	6,702,470
Net increase (decrease) in net assets resulting from operations	(21,432)	191,057	6,979,802	9,442,959	(3,187,499)	10,376,283	1,667,559	9,401,002
Contract Transactions:
Purchase payments received from contract owners	—	—	113,634	110,473	1,017,295	1,141,406	571,102	612,438
Net transfers (including fixed account)	(358,431)	320,908	(1,103,665)	183,649	460,494	(901,043)	(578,105)	807,072
Contract charges	(55)	(113)	(18,486)	(19,708)	(12,029)	(15,062)	(6,415)	(8,126)
Transfers for contract benefits and terminations	(177,790)	(271,589)	(3,165,937)	(4,242,920)	(4,008,337)	(6,378,582)	(3,541,112)	(6,038,403)
Net increase (decrease) in net assets resulting from contract transactions	(536,276)	49,206	(4,174,454)	(3,968,506)	(2,542,577)	(6,153,281)	(3,554,530)	(4,627,019)
Net increase (decrease) in net assets	(557,708)	240,263	2,805,348	5,474,453	(5,730,076)	4,223,002	(1,886,971)	4,773,983
Net Assets:
Beginning of year	4,013,708	3,773,445	38,524,903	33,050,450	50,458,985	46,235,983	47,641,821	42,867,838
End of year	$3,456,000	$4,013,708	$41,330,251	$38,524,903	$44,728,909	$50,458,985	$45,754,850	$47,641,821

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Comstock Subaccount		BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$655,860	$668,867	$(1,606,497)	$(1,143,762)	$(194,232)	$(209,781)
Net realized gains (losses)	7,995,662	21,577,048	10,135,527	45,656,790	563,308	1,753,891
Change in unrealized gains (losses) on investments	(12,948,700)	8,068,163	66,761,811	32,902,002	5,633,828	1,061,495
Net increase (decrease) in net assets resulting from operations	(4,297,178)	30,314,078	75,290,841	77,415,030	6,002,904	2,605,605
Contract Transactions:
Purchase payments received from contract owners	456,842	421,532	3,613,870	4,093,139	169,359	194,932
Net transfers (including fixed account)	1,185,804	349,566	(10,931,798)	(5,900,904)	(677,806)	(248,191)
Contract charges	(41,845)	(49,964)	(88,449)	(95,990)	(2,320)	(2,447)
Transfers for contract benefits and terminations	(12,298,743)	(17,810,237)	(22,620,180)	(29,531,075)	(1,483,732)	(1,654,381)
Net increase (decrease) in net assets resulting from contract transactions	(10,697,942)	(17,089,103)	(30,026,557)	(31,434,830)	(1,994,499)	(1,710,087)
Net increase (decrease) in net assets	(14,995,120)	13,224,975	45,264,284	45,980,200	4,008,405	895,518
Net Assets:
Beginning of year	152,074,044	138,849,069	314,384,723	268,404,523	12,738,892	11,843,374
End of year	$137,078,924	$152,074,044	$359,649,007	$314,384,723	$16,747,297	$12,738,892

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTI JPMorgan Small Cap Value Subaccount		BHFTI Loomis Sayles Global Allocation Subaccount		BHFTI Loomis Sayles Growth Subaccount		BHFTI MetLife Multi-Index Targeted Risk Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(11,565)	$(15,877)	$(414,560)	$626,923	$(1,934,210)	$(836,599)	$2,512	$1,963
Net realized gains (losses)	(249,879)	799,900	12,311,777	15,927,735	168,325,703	66,585,853	14,251	68
Change in unrealized gains (losses) on investments	627,738	590,975	4,317,460	12,648,467	(35,157,799)	22,449,470	(5,707)	21,850
Net increase (decrease) in net assets resulting from operations	366,294	1,374,998	16,214,677	29,203,125	131,233,694	88,198,724	11,056	23,881
Contract Transactions:
Purchase payments received from contract owners	198,226	190,977	1,186,137	1,400,854	5,136,835	5,808,761	22,928	20,933
Net transfers (including fixed account)	80,736	(303)	(3,526,101)	(2,701,557)	(16,566,806)	(8,668,350)	6,030	9,028
Contract charges	(1,574)	(1,996)	(55,278)	(60,511)	(210,474)	(219,594)	(28)	(21)
Transfers for contract benefits and terminations	(655,113)	(1,378,000)	(10,219,346)	(13,848,394)	(38,130,058)	(45,682,915)	(3,132)	(530)
Net increase (decrease) in net assets resulting from contract transactions	(377,725)	(1,189,322)	(12,614,588)	(15,209,608)	(49,770,503)	(48,762,098)	25,798	29,410
Net increase (decrease) in net assets	(11,431)	185,676	3,600,089	13,993,517	81,463,191	39,436,626	36,854	53,291
Net Assets:
Beginning of year	8,476,557	8,290,881	130,123,820	116,130,303	454,235,912	414,799,286	154,590	101,299
End of year	$8,465,126	$8,476,557	$133,723,909	$130,123,820	$535,699,103	$454,235,912	$191,444	$154,590

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Subaccount		BHFTI Morgan Stanley Discovery Subaccount		BHFTI PIMCO Inflation Protected Bond Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$335,376	$(72,061)	$(250,258)	$(183,779)	$560,350	$824,176
Net realized gains (losses)	1,988,631	2,680,400	4,624,343	2,779,167	(75,259)	(510,048)
Change in unrealized gains (losses) on investments	2,846,336	8,721,587	8,583,274	560,797	3,256,270	2,342,460
Net increase (decrease) in net assets resulting from operations	5,170,343	11,329,926	12,957,359	3,156,185	3,741,361	2,656,588
Contract Transactions:
Purchase payments received from contract owners	250,782	289,589	12,645	27,841	915,585	968,740
Net transfers (including fixed account)	87,646	(890,212)	(2,070,187)	(577,746)	714,096	(268,345)
Contract charges	(17,710)	(19,772)	(632)	(723)	(6,895)	(7,990)
Transfers for contract benefits and terminations	(3,814,540)	(6,463,651)	(1,491,045)	(1,509,406)	(3,276,324)	(5,134,817)
Net increase (decrease) in net assets resulting from contract transactions	(3,493,822)	(7,084,046)	(3,549,219)	(2,060,034)	(1,653,538)	(4,442,412)
Net increase (decrease) in net assets	1,676,521	4,245,880	9,408,140	1,096,151	2,087,823	(1,785,824)
Net Assets:
Beginning of year	50,063,291	45,817,411	9,792,076	8,695,925	38,613,564	40,399,388
End of year	$51,739,812	$50,063,291	$19,200,216	$9,792,076	$40,701,387	$38,613,564

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTI PIMCO Total Return Subaccount		BHFTI Schroders Global Multi-Asset Subaccount		BHFTI SSGA Growth and Income ETF Subaccount		BHFTI SSGA Growth ETF Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,929,929	$1,696,078	$761	$439	$1,325,628	$1,057,569	$1,468,869	$944,915
Net realized gains (losses)	1,306,057	637,923	4,979	30	3,674,994	5,578,379	5,443,490	9,347,120
Change in unrealized gains (losses) on investments	4,606,480	6,828,211	(3,777)	10,825	2,738,510	9,552,212	4,808,558	14,759,381
Net increase (decrease) in net assets resulting from operations	8,842,466	9,162,212	1,963	11,294	7,739,132	16,188,160	11,720,917	25,051,416
Contract Transactions:
Purchase payments received from contract owners	2,611,941	1,201,014	8,699	9,793	1,732,111	1,490,796	2,297,754	2,617,659
Net transfers (including fixed account)	4,354,075	982,215	(15,829)	18,663	(700,117)	(923,624)	(2,196,402)	(2,004,842)
Contract charges	(27,140)	(31,847)	(5)	(3)	(85,196)	(91,796)	(107,864)	(115,314)
Transfers for contract benefits and terminations	(12,804,098)	(19,993,549)	—	(301)	(7,400,783)	(9,344,217)	(9,423,698)	(10,397,655)
Net increase (decrease) in net assets resulting from contract transactions	(5,865,222)	(17,842,167)	(7,135)	28,152	(6,453,985)	(8,868,841)	(9,430,210)	(9,900,152)
Net increase (decrease) in net assets	2,977,244	(8,679,955)	(5,172)	39,446	1,285,147	7,319,319	2,290,707	15,151,264
Net Assets:
Beginning of year	135,396,335	144,076,290	85,566	46,120	99,668,070	92,348,751	138,723,949	123,572,685
End of year	$138,373,579	$135,396,335	$80,394	$85,566	$100,953,217	$99,668,070	$141,014,656	$138,723,949

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Large Cap Value Subaccount		BHFTI T. Rowe Price Mid Cap Growth Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,512,834	$1,939,801	$(26,850)	$(26,953)	$(115,337)	$(234,737)
Net realized gains (losses)	15,293,416	36,084,931	156,314	266,133	1,222,699	836,652
Change in unrealized gains (losses) on investments	(16,213,190)	32,472,420	163,165	125,996	440,651	6,859,629
Net increase (decrease) in net assets resulting from operations	1,593,060	70,497,152	292,629	365,176	1,548,013	7,461,544
Contract Transactions:
Purchase payments received from contract owners	2,753,708	2,856,238	—	—	122,161	128,233
Net transfers (including fixed account)	393,219	(2,479,356)	(26,652)	227,176	22,755	(168,470)
Contract charges	(83,206)	(100,182)	(204)	(230)	(2,976)	(3,715)
Transfers for contract benefits and terminations	(26,285,626)	(36,909,876)	(230,210)	(248,268)	(2,692,457)	(3,994,268)
Net increase (decrease) in net assets resulting from contract transactions	(23,221,905)	(36,633,176)	(257,066)	(21,322)	(2,550,517)	(4,038,220)
Net increase (decrease) in net assets	(21,628,845)	33,863,976	35,563	343,854	(1,002,504)	3,423,324
Net Assets:
Beginning of year	333,726,536	299,862,560	1,619,265	1,275,411	32,723,668	29,300,344
End of year	$312,097,691	$333,726,536	$1,654,828	$1,619,265	$31,721,164	$32,723,668

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTII BlackRock Bond Income Subaccount		BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,209,756	$2,318,302	$(2,926,380)	$(2,227,154)	$885,241	$583,855	$191,958	$97,531
Net realized gains (losses)	831,166	205,202	36,436,819	42,006,310	215,589	466,569	312,043	167,121
Change in unrealized gains (losses) on investments	4,139,971	5,819,876	39,305,148	11,580,398	(2,779,265)	108,101	613,978	1,161,243
Net increase (decrease) in net assets resulting from operations	7,180,893	8,343,380	72,815,587	51,359,554	(1,678,435)	1,158,525	1,117,979	1,425,895
Contract Transactions:
Purchase payments received from contract owners	1,064,617	876,663	1,016,271	988,534	11,969,595	10,914,255	197,017	211,328
Net transfers (including fixed account)	9,141,179	3,924,413	(5,461,441)	(575,753)	19,842,097	4,902,519	1,398,642	831,341
Contract charges	(26,900)	(29,784)	(50,964)	(52,346)	(68,182)	(74,642)	(5,139)	(5,363)
Transfers for contract benefits and terminations	(11,959,304)	(12,687,736)	(19,577,063)	(23,262,477)	(25,051,464)	(16,153,886)	(2,336,837)	(2,856,899)
Net increase (decrease) in net assets resulting from contract transactions	(1,780,408)	(7,916,444)	(24,073,197)	(22,902,042)	6,692,046	(411,754)	(746,317)	(1,819,593)
Net increase (decrease) in net assets	5,400,485	426,936	48,742,390	28,457,512	5,013,611	746,771	371,662	(393,698)
Net Assets:
Beginning of year	105,679,169	105,252,233	201,388,951	172,931,439	169,913,120	169,166,349	14,585,014	14,978,712
End of year	$111,079,654	$105,679,169	$250,131,341	$201,388,951	$174,926,731	$169,913,120	$14,956,676	$14,585,014

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Subaccount		BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$665,815	$449,585	$2,926,487	$2,069,937	$847,471	$550,402
Net realized gains (losses)	2,268,481	2,572,644	24,857,521	31,982,941	50,406,784	58,801,579
Change in unrealized gains (losses) on investments	1,935,761	4,063,794	17,240,157	31,244,629	29,294,421	51,726,719
Net increase (decrease) in net assets resulting from operations	4,870,057	7,086,023	45,024,165	65,297,507	80,548,676	111,078,700
Contract Transactions:
Purchase payments received from contract owners	678,908	753,506	5,738,863	6,961,747	9,057,262	14,988,725
Net transfers (including fixed account)	1,331,698	1,389,424	(6,168,430)	94,580	(9,626,791)	(4,950,694)
Contract charges	(24,346)	(25,514)	(214,558)	(228,832)	(291,417)	(313,843)
Transfers for contract benefits and terminations	(5,366,903)	(8,433,506)	(32,201,346)	(45,522,949)	(40,820,415)	(49,400,029)
Net increase (decrease) in net assets resulting from contract transactions	(3,380,643)	(6,316,090)	(32,845,471)	(38,695,454)	(41,681,361)	(39,675,841)
Net increase (decrease) in net assets	1,489,414	769,933	12,178,694	26,602,053	38,867,315	71,402,859
Net Assets:
Beginning of year	53,322,086	52,552,153	409,035,369	382,433,316	597,822,346	526,419,487
End of year	$54,811,500	$53,322,086	$421,214,063	$409,035,369	$636,689,661	$597,822,346

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount		BHFTII Brighthouse/Dimensional International Small Company Subaccount		BHFTII Brighthouse/Wellington Balanced Subaccount		BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(12,763)	$(17,573)	$2,931	$(7,251)	$2,146,027	$2,110,825	$(169,920)	$(176,326)
Net realized gains (losses)	3,681	195,750	9,439	49,307	13,312,589	17,306,912	12,092,916	11,141,218
Change in unrealized gains (losses) on investments	79,757	99,104	58,943	96,060	19,185,401	23,306,561	(2,854,790)	17,014,695
Net increase (decrease) in net assets resulting from operations	70,675	277,281	71,313	138,116	34,644,017	42,724,298	9,068,206	27,979,587
Contract Transactions:
Purchase payments received from contract owners	738	5,294	—	—	1,643,300	1,769,934	248,308	405,155
Net transfers (including fixed account)	(102,317)	4,516	62,434	40,823	(1,339,687)	(750,779)	(2,510,320)	(1,516,939)
Contract charges	(65)	(106)	(30)	(30)	(99,540)	(107,537)	(21,013)	(23,836)
Transfers for contract benefits and terminations	(4,763)	(127,928)	(57,806)	(105,350)	(17,120,210)	(24,277,203)	(10,369,449)	(15,248,105)
Net increase (decrease) in net assets resulting from contract transactions	(106,407)	(118,224)	4,598	(64,557)	(16,916,137)	(23,365,585)	(12,652,474)	(16,383,725)
Net increase (decrease) in net assets	(35,732)	159,057	75,911	73,559	17,727,880	19,358,713	(3,584,268)	11,595,862
Net Assets:
Beginning of year	1,479,094	1,320,037	766,342	692,783	226,374,860	207,016,147	114,009,727	102,413,865
End of year	$1,443,362	$1,479,094	$842,253	$766,342	$244,102,740	$226,374,860	$110,425,459	$114,009,727

The accompanying notes are an integral part of these financial statements.

	BHFTII Frontier Mid Cap Growth Subaccount		BHFTII Jennison Growth Subaccount		BHFTII Loomis Sayles Small Cap Core Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,058,667)	$(1,057,603)	$(5,377,821)	$(3,532,601)	$(30,922)	$(31,471)
Net realized gains (losses)	9,745,425	11,871,831	69,553,228	67,327,474	121,347	164,164
Change in unrealized gains (losses) on investments	11,899,934	8,649,639	157,400,008	44,710,843	116,610	181,362
Net increase (decrease) in net assets resulting from operations	20,586,692	19,463,867	221,575,415	108,505,716	207,035	314,055
Contract Transactions:
Purchase payments received from contract owners	421,353	463,012	3,974,643	3,777,706	594	470
Net transfers (including fixed account)	(1,412,732)	(525,837)	(16,635,432)	(7,754,988)	74,379	10,199
Contract charges	(31,565)	(34,455)	(191,897)	(185,942)	(48)	(60)
Transfers for contract benefits and terminations	(5,852,522)	(8,655,421)	(37,795,535)	(38,569,366)	(77,752)	(92,754)
Net increase (decrease) in net assets resulting from contract transactions	(6,875,466)	(8,752,701)	(50,648,221)	(42,732,590)	(2,827)	(82,145)
Net increase (decrease) in net assets	13,711,226	10,711,166	170,927,194	65,773,126	204,208	231,910
Net Assets:
Beginning of year	75,545,157	64,833,991	429,253,466	363,480,340	1,638,105	1,406,195
End of year	$89,256,383	$75,545,157	$600,180,660	$429,253,466	$1,842,313	$1,638,105

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife Mid Cap Stock Index Subaccount		BHFTII MetLife MSCI EAFE® Index Subaccount		BHFTII MetLife Russell 2000® Index Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$924,914	$1,026,974	$37,740	$32,201	$809,853	$678,968	$137,669	$1,785
Net realized gains (losses)	330,685	19,856	922,353	1,867,433	(444,629)	(384,648)	6,242,416	12,005,072
Change in unrealized gains (losses) on investments	1,700,208	2,612,110	953,119	1,707,333	2,281,871	7,913,855	9,240,545	8,880,883
Net increase (decrease) in net assets resulting from operations	2,955,807	3,658,940	1,913,212	3,606,967	2,647,095	8,208,175	15,620,630	20,887,740
Contract Transactions:
Purchase payments received from contract owners	711,506	737,950	788,375	866,495	985,913	1,125,931	1,257,647	1,499,278
Net transfers (including fixed account)	1,551,110	(27,061)	(530,864)	(670,864)	(845,116)	(301,367)	(3,040,480)	(2,759,470)
Contract charges	(25,720)	(26,804)	(5,732)	(6,530)	(18,207)	(20,287)	(39,418)	(43,929)
Transfers for contract benefits and terminations	(4,619,905)	(6,718,387)	(1,172,643)	(2,326,228)	(3,039,633)	(4,802,627)	(7,153,565)	(9,674,820)
Net increase (decrease) in net assets resulting from contract transactions	(2,383,009)	(6,034,302)	(920,864)	(2,137,127)	(2,917,043)	(3,998,350)	(8,975,816)	(10,978,941)
Net increase (decrease) in net assets	572,798	(2,375,362)	992,348	1,469,840	(269,948)	4,209,825	6,644,814	9,908,799
Net Assets:
Beginning of year	49,551,346	51,926,708	16,820,113	15,350,273	45,870,914	41,661,089	99,890,207	89,981,408
End of year	$50,124,144	$49,551,346	$17,812,461	$16,820,113	$45,600,966	$45,870,914	$106,535,021	$99,890,207

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Subaccount		BHFTII MFS® Total Return Subaccount		BHFTII MFS® Value Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$5,159,271	$7,397,255	$2,170,436	$2,103,875	$415,116	$396,665
Net realized gains (losses)	78,137,569	92,604,333	14,224,453	15,972,946	6,094,490	8,382,128
Change in unrealized gains (losses) on investments	50,083,046	113,266,923	4,037,156	30,368,330	(4,782,189)	19,222,502
Net increase (decrease) in net assets resulting from operations	133,379,886	213,268,511	20,432,045	48,445,151	1,727,417	28,001,295
Contract Transactions:
Purchase payments received from contract owners	9,023,417	9,001,156	2,262,567	2,243,449	953,920	1,043,416
Net transfers (including fixed account)	(21,417,552)	(12,026,624)	(2,609,832)	(2,099,338)	109,807	(1,076,298)
Contract charges	(338,195)	(367,217)	(85,182)	(98,236)	(23,850)	(29,681)
Transfers for contract benefits and terminations	(64,121,616)	(88,677,414)	(23,526,281)	(37,065,574)	(10,612,601)	(15,282,437)
Net increase (decrease) in net assets resulting from contract transactions	(76,853,946)	(92,070,099)	(23,958,728)	(37,019,699)	(9,572,724)	(15,345,000)
Net increase (decrease) in net assets	56,525,940	121,198,412	(3,526,683)	11,425,452	(7,845,307)	12,656,295
Net Assets:
Beginning of year	876,394,842	755,196,430	288,485,569	277,060,117	117,774,514	105,118,219
End of year	$932,920,782	$876,394,842	$284,958,886	$288,485,569	$109,929,207	$117,774,514

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTII Neuberger Berman Genesis Subaccount		BHFTII T. Rowe Price Large Cap Growth Subaccount		BHFTII T. Rowe Price Small Cap Growth Subaccount		BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(626,301)	$(644,853)	$(1,027,941)	$(838,943)	$(1,397,027)	$(1,437,778)	$5,200,571	$4,238,989
Net realized gains (losses)	4,827,643	9,332,731	6,887,126	10,293,748	14,106,420	19,538,931	192,172	692,610
Change in unrealized gains (losses) on investments	6,881,607	4,420,655	15,119,667	5,985,636	11,072,732	11,645,849	475,737	10,851,072
Net increase (decrease) in net assets resulting from operations	11,082,949	13,108,533	20,978,852	15,440,441	23,782,125	29,747,002	5,868,480	15,782,671
Contract Transactions:
Purchase payments received from contract owners	392,361	458,460	1,069,890	1,070,916	2,149,281	2,480,258	539,958	520,280
Net transfers (including fixed account)	(2,402,151)	(1,967,500)	(1,902,850)	(316,569)	(4,045,753)	(3,548,248)	2,309,494	(1,017,659)
Contract charges	(18,982)	(20,939)	(14,097)	(14,226)	(37,052)	(39,840)	(25,284)	(30,819)
Transfers for contract benefits and terminations	(4,799,309)	(6,353,806)	(5,820,908)	(7,091,057)	(8,288,908)	(11,335,003)	(12,034,190)	(18,193,288)
Net increase (decrease) in net assets resulting from contract transactions	(6,828,081)	(7,883,785)	(6,667,965)	(6,350,936)	(10,222,432)	(12,442,833)	(9,210,022)	(18,721,486)
Net increase (decrease) in net assets	4,254,868	5,224,748	14,310,887	9,089,505	13,559,693	17,304,169	(3,341,542)	(2,938,815)
Net Assets:
Beginning of year	54,842,256	49,617,508	65,039,439	55,949,934	116,605,680	99,301,511	130,550,552	133,489,367
End of year	$59,097,124	$54,842,256	$79,350,326	$65,039,439	$130,165,373	$116,605,680	$127,209,010	$130,550,552

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management U.S. Government Subaccount		BNY Mellon Sustainable U.S. Equity Subaccount		Delaware VIP® Small Cap Value Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,059,737	$849,451	$(9,868)	$(4,932)	$52,726	$39,161
Net realized gains (losses)	132,607	(138,583)	23,505	22,693	378,790	854,666
Change in unrealized gains (losses) on investments	988,239	1,992,921	153,717	146,735	(753,837)	1,260,804
Net increase (decrease) in net assets resulting from operations	2,180,583	2,703,789	167,354	164,496	(322,321)	2,154,631
Contract Transactions:
Purchase payments received from contract owners	881,032	838,256	—	—	78,459	79,180
Net transfers (including fixed account)	4,438,074	2,545,209	164,009	(2,962)	(108,821)	(53,850)
Contract charges	(26,453)	(29,479)	(22)	(17)	(19)	(16)
Transfers for contract benefits and terminations	(7,384,374)	(10,030,152)	(40,990)	(7,981)	(549,048)	(1,011,934)
Net increase (decrease) in net assets resulting from contract transactions	(2,091,721)	(6,676,166)	122,997	(10,960)	(579,429)	(986,620)
Net increase (decrease) in net assets	88,862	(3,972,377)	290,351	153,536	(901,750)	1,168,011
Net Assets:
Beginning of year	57,126,008	61,098,385	682,990	529,454	9,419,075	8,251,064
End of year	$57,214,870	$57,126,008	$973,341	$682,990	$8,517,325	$9,419,075

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	DWS Small Mid Cap Value VIP Subaccount		Fidelity® VIP Contrafund Subaccount		Fidelity® VIP Dynamic Capital Appreciation Subaccount		Fidelity® VIP Equity-Income Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(23,827)	$(54,227)	$(2,640,893)	$(2,231,476)	$(23,979)	$(16,413)	$1,017,675	$1,505,308
Net realized gains (losses)	37,573	174,005	8,661,362	26,699,605	59,182	320,881	8,795,720	14,817,009
Change in unrealized gains (losses) on investments	(125,288)	464,426	45,426,517	23,932,635	520,423	117,928	(998,515)	31,354,204
Net increase (decrease) in net assets resulting from operations	(111,542)	584,204	51,446,986	48,400,764	555,626	422,396	8,814,880	47,676,521
Contract Transactions:
Purchase payments received from contract owners	1,155	2,077	2,185,720	2,559,824	5,246	18,999	2,068,842	2,257,958
Net transfers (including fixed account)	126,929	117,665	(8,479,471)	(6,811,689)	(5,167)	(51,537)	(5,711,906)	(4,394,709)
Contract charges	(567)	(687)	(54,439)	(56,436)	(117)	(130)	(86,450)	(100,319)
Transfers for contract benefits and terminations	(458,293)	(464,908)	(16,845,054)	(22,120,570)	(63,198)	(163,837)	(14,200,277)	(20,714,995)
Net increase (decrease) in net assets resulting from contract transactions	(330,776)	(345,853)	(23,193,244)	(26,428,871)	(63,236)	(196,505)	(17,929,791)	(22,952,065)
Net increase (decrease) in net assets	(442,318)	238,351	28,253,742	21,971,893	492,390	225,891	(9,114,911)	24,724,456
Net Assets:
Beginning of year	3,442,628	3,204,277	195,661,753	173,689,860	1,791,623	1,565,732	217,669,778	192,945,322
End of year	$3,000,310	$3,442,628	$223,915,495	$195,661,753	$2,284,013	$1,791,623	$208,554,867	$217,669,778
The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2020 Subaccount		Fidelity® VIP Freedom 2025 Subaccount		Fidelity® VIP Freedom 2030 Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,734	$4,761	$618	$13,619	$1,061	$10,788
Net realized gains (losses)	34,099	28,254	84,598	34,848	49,330	24,057
Change in unrealized gains (losses) on investments	68,639	44,038	116,730	165,950	67,622	112,540
Net increase (decrease) in net assets resulting from operations	104,472	77,053	201,946	214,417	118,013	147,385
Contract Transactions:
Purchase payments received from contract owners	64,406	88,392	132,362	124,312	107,351	79,408
Net transfers (including fixed account)	197,300	(6,475)	(215,540)	234,857	(270,849)	262,912
Contract charges	(5,119)	(3,119)	(9,065)	(7,393)	(3,301)	(2,787)
Transfers for contract benefits and terminations	(76,226)	(12,185)	(24,458)	(83,556)	(41,336)	(15,832)
Net increase (decrease) in net assets resulting from contract transactions	180,361	66,613	(116,701)	268,220	(208,135)	323,701
Net increase (decrease) in net assets	284,833	143,666	85,245	482,637	(90,122)	471,086
Net Assets:
Beginning of year	510,654	366,988	1,425,633	942,996	1,034,669	563,583
End of year	$795,487	$510,654	$1,510,878	$1,425,633	$944,547	$1,034,669

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	Fidelity® VIP Freedom 2040 Subaccount		Fidelity® VIP Freedom 2050 Subaccount		Fidelity® VIP FundsManager 60% Subaccount		Fidelity® VIP High Income Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$205	$1,789	$(301)	$2,919	$(5,808,902)	$(2,811,674)	$532,134	$609,350
Net realized gains (losses)	11,360	11,886	23,652	20,830	12,465,127	90,849,361	(196,942)	(184,796)
Change in unrealized gains (losses) on investments	48,464	33,199	85,698	82,384	73,194,703	13,321,489	(168,577)	1,644,233
Net increase (decrease) in net assets resulting from operations	60,029	46,874	109,049	106,133	79,850,928	101,359,176	166,615	2,068,787
Contract Transactions:
Purchase payments received from contract owners	120,375	134,875	99,431	128,616	7,396	—	101,396	167,909
Net transfers (including fixed account)	18,646	18,883	211,233	(20,675)	(279,403)	(244,290)	(242,284)	(525,826)
Contract charges	(611)	(362)	(404)	(245)	—	—	(7,389)	(8,672)
Transfers for contract benefits and terminations	(36,094)	(115,406)	(29,413)	(109,529)	(25,699,682)	(28,163,560)	(1,295,996)	(1,454,547)
Net increase (decrease) in net assets resulting from contract transactions	102,316	37,990	280,847	(1,833)	(25,971,689)	(28,407,850)	(1,444,273)	(1,821,136)
Net increase (decrease) in net assets	162,345	84,864	389,896	104,300	53,879,239	72,951,326	(1,277,658)	247,651
Net Assets:
Beginning of year	242,007	157,143	476,052	371,752	643,235,435	570,284,109	15,896,086	15,648,435
End of year	$404,352	$242,007	$865,948	$476,052	$697,114,674	$643,235,435	$14,618,428	$15,896,086

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Subaccount		FTVIPT Franklin Income VIP Subaccount		FTVIPT Franklin Mutual Shares VIP Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,784,907)	$(1,418,982)	$538,612	$549,014	$105,558	$20,480
Net realized gains (losses)	(3,564)	24,625,760	(152,080)	399,052	142,983	1,244,706
Change in unrealized gains (losses) on investments	34,007,813	18,670,357	(734,712)	1,122,077	(1,113,327)	918,351
Net increase (decrease) in net assets resulting from operations	32,219,342	41,877,135	(348,180)	2,070,143	(864,786)	2,183,537
Contract Transactions:
Purchase payments received from contract owners	4,157,604	4,448,372	5,326	23,862	15,156	38,863
Net transfers (including fixed account)	(6,619,655)	(3,256,769)	(454,883)	181,587	77,155	(13,287)
Contract charges	(49,274)	(56,117)	(2,687)	(3,175)	(4,118)	(4,838)
Transfers for contract benefits and terminations	(16,197,564)	(22,437,248)	(1,375,711)	(2,280,766)	(989,180)	(1,656,295)
Net increase (decrease) in net assets resulting from contract transactions	(18,708,889)	(21,301,762)	(1,827,955)	(2,078,492)	(900,987)	(1,635,557)
Net increase (decrease) in net assets	13,510,453	20,575,373	(2,176,135)	(8,349)	(1,765,773)	547,980
Net Assets:
Beginning of year	221,566,211	200,990,838	15,465,174	15,473,523	11,737,530	11,189,550
End of year	$235,076,664	$221,566,211	$13,289,039	$15,465,174	$9,971,757	$11,737,530

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	FTVIPT Franklin Rising Dividends VIP Subaccount		FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount		FTVIPT Templeton Developing Markets VIP Subaccount		FTVIPT Templeton Foreign VIP Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(78,008)	$(89,871)	$(426,621)	$(387,633)	$414,143	$(28,002)	$591,277	$(21,634)
Net realized gains (losses)	723,672	2,370,411	3,404,009	2,797,767	386,291	1,420	(885,956)	(46,581)
Change in unrealized gains (losses) on investments	413,584	776,773	8,088,523	3,213,260	1,305,088	3,419,756	(1,010,321)	4,401,217
Net increase (decrease) in net assets resulting from operations	1,059,248	3,057,313	11,065,911	5,623,394	2,105,522	3,393,174	(1,305,000)	4,333,002
Contract Transactions:
Purchase payments received from contract owners	17,714	6,201	120,468	134,506	446,044	555,445	313,678	375,072
Net transfers (including fixed account)	(393,350)	(39,705)	(772,467)	(145,809)	(1,012,697)	(478,272)	1,477,061	813,560
Contract charges	(2,881)	(3,342)	(5,793)	(5,830)	(5,828)	(6,434)	(6,010)	(7,845)
Transfers for contract benefits and terminations	(2,611,397)	(1,871,508)	(2,322,031)	(2,686,620)	(1,056,083)	(2,036,776)	(4,032,448)	(5,605,999)
Net increase (decrease) in net assets resulting from contract transactions	(2,989,914)	(1,908,354)	(2,979,823)	(2,703,753)	(1,628,564)	(1,966,037)	(2,247,719)	(4,425,212)
Net increase (decrease) in net assets	(1,930,666)	1,148,959	8,086,088	2,919,641	476,958	1,427,137	(3,552,719)	(92,210)
Net Assets:
Beginning of year	13,208,784	12,059,825	22,806,213	19,886,572	15,746,332	14,319,195	43,610,980	43,703,190
End of year	$11,278,118	$13,208,784	$30,892,301	$22,806,213	$16,223,290	$15,746,332	$40,058,261	$43,610,980

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. Comstock Subaccount		Invesco V.I. Diversified Dividend Subaccount		Invesco V.I. Equity and Income Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$22,899	$12,181	$4,057	$3,821	$178,478	$247,426
Net realized gains (losses)	69,536	582,127	33,041	81,640	2,030,564	3,954,709
Change in unrealized gains (losses) on investments	(251,901)	221,643	(72,112)	71,429	138,119	2,371,610
Net increase (decrease) in net assets resulting from operations	(159,466)	815,951	(35,014)	156,890	2,347,161	6,573,745
Contract Transactions:
Purchase payments received from contract owners	4,413	899	—	1,996	101,271	66,127
Net transfers (including fixed account)	(42,827)	62,950	(6,329)	30,473	(1,163,992)	464,139
Contract charges	(274)	(408)	(38)	(38)	(12,602)	(14,598)
Transfers for contract benefits and terminations	(313,461)	(494,916)	(66,233)	(120,348)	(3,593,933)	(5,860,142)
Net increase (decrease) in net assets resulting from contract transactions	(352,149)	(431,475)	(72,600)	(87,917)	(4,669,256)	(5,344,474)
Net increase (decrease) in net assets	(511,615)	384,476	(107,614)	68,973	(2,322,095)	1,229,271
Net Assets:
Beginning of year	4,072,091	3,687,615	809,471	740,498	39,633,770	38,404,499
End of year	$3,560,476	$4,072,091	$701,857	$809,471	$37,311,675	$39,633,770

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	Invesco V.I. Government Securities Subaccount		Invesco V.I. Managed Volatility Subaccount		Invesco V.I. S&P 500 Index Subaccount		Janus Henderson Enterprise Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$21,892	$25,709	$36	$(7,545)	$(40,845)	$(29,761)	$(181,263)	$(183,972)
Net realized gains (losses)	32,183	(12,709)	(16,647)	(4,951)	242,346	364,746	1,993,388	1,806,320
Change in unrealized gains (losses) on investments	164,324	203,379	(17,156)	174,340	162,153	481,048	511,746	2,286,054
Net increase (decrease) in net assets resulting from operations	218,399	216,379	(33,767)	161,844	363,654	816,033	2,323,871	3,908,402
Contract Transactions:
Purchase payments received from contract owners	3,658	2,368	—	—	—	—	328,846	272,807
Net transfers (including fixed account)	257,572	35,399	24,689	(116,277)	(63,346)	148,108	(432,208)	223,360
Contract charges	(631)	(793)	(251)	(342)	(252)	(175)	(979)	(1,221)
Transfers for contract benefits and terminations	(426,501)	(655,914)	(161,771)	(106,528)	(1,920,820)	(184,353)	(1,888,218)	(1,339,337)
Net increase (decrease) in net assets resulting from contract transactions	(165,902)	(618,940)	(137,333)	(223,147)	(1,984,418)	(36,420)	(1,992,559)	(844,391)
Net increase (decrease) in net assets	52,497	(402,561)	(171,100)	(61,303)	(1,620,764)	779,613	331,312	3,064,011
Net Assets:
Beginning of year	5,279,639	5,682,200	1,028,283	1,089,586	3,724,378	2,944,765	15,017,253	11,953,242
End of year	$5,332,136	$5,279,639	$857,183	$1,028,283	$2,103,614	$3,724,378	$15,348,565	$15,017,253

The accompanying notes are an integral part of these financial statements.

	Janus Henderson Global Research Subaccount		Janus Henderson Overseas Subaccount		LMPVET ClearBridge Variable Aggressive Growth Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(143)	$1,056	$(25,992)	$137,782	$(2,057,109)	$(1,711,663)
Net realized gains (losses)	46,458	120,563	(863,034)	(1,243,911)	36,616,303	15,020,624
Change in unrealized gains (losses) on investments	27,100	3,718	4,384,702	7,078,999	7,861,958	46,384,873
Net increase (decrease) in net assets resulting from operations	73,415	125,337	3,495,676	5,972,870	42,421,152	59,693,834
Contract Transactions:
Purchase payments received from contract owners	23,881	27,935	727,426	929,736	1,401,520	1,871,683
Net transfers (including fixed account)	(62,390)	(27,835)	(1,017,060)	(937,327)	(7,015,894)	(340,197)
Contract charges	(114)	(196)	(11,242)	(12,612)	(114,037)	(125,211)
Transfers for contract benefits and terminations	(10,237)	(217,198)	(1,921,003)	(3,206,574)	(24,187,826)	(30,008,184)
Net increase (decrease) in net assets resulting from contract transactions	(48,860)	(217,294)	(2,221,879)	(3,226,777)	(29,916,237)	(28,601,909)
Net increase (decrease) in net assets	24,555	(91,957)	1,273,797	2,746,093	12,504,915	31,091,925
Net Assets:
Beginning of year	448,594	540,551	28,006,536	25,260,443	300,557,979	269,466,054
End of year	$473,149	$448,594	$29,280,333	$28,006,536	$313,062,894	$300,557,979

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	LMPVET ClearBridge Variable Appreciation Subaccount		LMPVET ClearBridge Variable Dividend Strategy Subaccount		LMPVET ClearBridge Variable Large Cap Growth Subaccount		LMPVET ClearBridge Variable Large Cap Value Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,157,330)	$(480,227)	$(391,825)	$(408,866)	$(1,551,145)	$(1,151,461)	$(41,204)	$262,714
Net realized gains (losses)	19,014,450	29,284,951	3,599,084	11,170,073	10,468,845	9,465,384	10,437,340	8,927,371
Change in unrealized gains (losses) on investments	10,095,130	28,734,229	646,292	9,911,068	17,499,145	16,630,194	(7,899,081)	13,891,371
Net increase (decrease) in net assets resulting from operations	27,952,250	57,538,953	3,853,551	20,672,275	26,416,845	24,944,117	2,497,055	23,081,456
Contract Transactions:
Purchase payments received from contract owners	557,495	749,013	159,966	1,095,766	896,847	849,434	225,657	254,697
Net transfers (including fixed account)	(5,717,196)	(3,287,451)	(655,470)	(1,086,469)	(3,261,791)	(245,272)	(1,254,129)	(960,835)
Contract charges	(103,133)	(110,391)	(21,597)	(24,499)	(20,557)	(21,744)	(29,823)	(35,042)
Transfers for contract benefits and terminations	(20,776,457)	(28,548,323)	(6,878,632)	(10,990,785)	(9,497,965)	(10,600,656)	(8,135,100)	(12,672,196)
Net increase (decrease) in net assets resulting from contract transactions	(26,039,291)	(31,197,152)	(7,395,733)	(11,005,987)	(11,883,466)	(10,018,238)	(9,193,395)	(13,413,376)
Net increase (decrease) in net assets	1,912,959	26,341,801	(3,542,182)	9,666,288	14,533,379	14,925,879	(6,696,340)	9,668,080
Net Assets:
Beginning of year	245,243,225	218,901,424	84,602,666	74,936,378	100,803,314	85,877,435	99,406,048	89,737,968
End of year	$247,156,184	$245,243,225	$81,060,484	$84,602,666	$115,336,693	$100,803,314	$92,709,708	$99,406,048

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Mid Cap Subaccount		LMPVET ClearBridge Variable Small Cap Growth Subaccount		LMPVET QS Variable Conservative Growth Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(373,785)	$(325,680)	$(759,153)	$(742,019)	$186,852	$233,219
Net realized gains (losses)	1,382,621	1,586,854	6,669,036	6,889,198	1,539,925	1,505,729
Change in unrealized gains (losses) on investments	2,289,290	6,078,354	11,910,329	4,350,661	1,112,720	3,667,721
Net increase (decrease) in net assets resulting from operations	3,298,126	7,339,528	17,820,212	10,497,840	2,839,497	5,406,669
Contract Transactions:
Purchase payments received from contract owners	71,873	33,616	369,426	505,738	78,427	105,596
Net transfers (including fixed account)	(232,660)	(70,892)	(2,242,648)	(528,800)	(970,820)	1,673,326
Contract charges	(6,431)	(7,500)	(11,309)	(12,180)	(16,861)	(18,951)
Transfers for contract benefits and terminations	(2,389,860)	(3,597,499)	(4,663,356)	(4,936,658)	(4,456,256)	(5,042,755)
Net increase (decrease) in net assets resulting from contract transactions	(2,557,078)	(3,642,275)	(6,547,887)	(4,971,900)	(5,365,510)	(3,282,784)
Net increase (decrease) in net assets	741,048	3,697,253	11,272,325	5,525,940	(2,526,013)	2,123,885
Net Assets:
Beginning of year	28,711,159	25,013,906	48,912,248	43,386,308	37,884,033	35,760,148
End of year	$29,452,207	$28,711,159	$60,184,573	$48,912,248	$35,358,020	$37,884,033

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	LMPVET QS Variable Growth Subaccount		LMPVET QS Variable Moderate Growth Subaccount		LMPVIT Western Asset Core Plus Subaccount		LMPVIT Western Asset Variable Global High Yield Bond Subaccount
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$28,721	$12,520	$62,669	$58,892	$197,944	$1,347,939	$74,378	$126,378
Net realized gains (losses)	543,974	876,445	1,045,638	1,322,756	(401,879)	(795,540)	(62,150)	(114,981)
Change in unrealized gains (losses) on investments	888,473	2,483,564	1,089,062	3,059,031	3,513,337	4,222,197	158,982	482,168
Net increase (decrease) in net assets resulting from operations	1,461,168	3,372,529	2,197,369	4,440,679	3,309,402	4,774,596	171,210	493,565
Contract Transactions:
Purchase payments received from contract owners	29,177	46,368	213,223	57,364	276,270	153,921	10,379	15,525
Net transfers (including fixed account)	(53,361)	(144,544)	(297,880)	(46,397)	(101,960)	1,049,806	19,155	(302,416)
Contract charges	(14,427)	(16,018)	(18,000)	(19,848)	(11,539)	(13,855)	(232)	(326)
Transfers for contract benefits and terminations	(1,265,613)	(2,864,126)	(1,872,739)	(2,993,455)	(4,990,692)	(7,195,632)	(360,472)	(805,592)
Net increase (decrease) in net assets resulting from contract transactions	(1,304,224)	(2,978,320)	(1,975,396)	(3,002,336)	(4,827,921)	(6,005,760)	(331,170)	(1,092,809)
Net increase (decrease) in net assets	156,944	394,209	221,973	1,438,343	(1,518,519)	(1,231,164)	(159,960)	(599,244)
Net Assets:
Beginning of year	17,458,071	17,063,862	26,298,372	24,860,029	47,360,069	48,591,233	3,833,107	4,432,351
End of year	$17,615,015	$17,458,071	$26,520,345	$26,298,372	$45,841,550	$47,360,069	$3,673,147	$3,833,107

The accompanying notes are an integral part of these financial statements.

	Morgan Stanley VIF Growth Subaccount		Pioneer VCT Mid Cap Value Subaccount		Pioneer VCT Real Estate Shares Subaccount
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(231,758)	$(160,298)	$(94,638)	$(98,316)	$(19,516)	$(2,324)
Net realized gains (losses)	2,255,941	954,057	51,416	562,617	564,511	1,217,506
Change in unrealized gains (losses) on investments	7,637,536	1,281,567	29,639	2,645,603	(1,024,488)	32,532
Net increase (decrease) in net assets resulting from operations	9,661,719	2,075,326	(13,583)	3,109,904	(479,493)	1,247,714
Contract Transactions:
Purchase payments received from contract owners	—	16,774	24,331	66,387	16,946	26,697
Net transfers (including fixed account)	(548,652)	872,691	273,936	(64,458)	141,072	(141,825)
Contract charges	(615)	(674)	(4,497)	(5,347)	(1,626)	(2,315)
Transfers for contract benefits and terminations	(982,673)	(848,147)	(1,115,519)	(1,872,657)	(651,244)	(869,563)
Net increase (decrease) in net assets resulting from contract transactions	(1,531,940)	40,644	(821,749)	(1,876,075)	(494,852)	(987,006)
Net increase (decrease) in net assets	8,129,779	2,115,970	(835,332)	1,233,829	(974,345)	260,708
Net Assets:
Beginning of year	9,145,676	7,029,706	13,738,486	12,504,657	5,359,753	5,099,045
End of year	$17,275,455	$9,145,676	$12,903,154	$13,738,486	$4,385,408	$5,359,753

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2020 and 2019

	TAP 1919 Variable Socially Responsive Balanced Subaccount
	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(183,134)	$(104,079)
Net realized gains (losses)	3,156,177	1,813,434
Change in unrealized gains (losses) on investments	4,411,935	5,874,357
Net increase (decrease) in net assets resulting from operations	7,384,978	7,583,712
Contract Transactions:
Purchase payments received from contract owners	339,850	395,003
Net transfers (including fixed account)	(235,124)	291,011
Contract charges	(20,284)	(21,019)
Transfers for contract benefits and terminations	(2,521,935)	(3,076,918)
Net increase (decrease) in net assets resulting from contract transactions	(2,437,493)	(2,411,923)
Net increase (decrease) in net assets	4,947,485	5,171,789
Net Assets:
Beginning of year	36,322,635	31,150,846
End of year	$41,270,120	$36,322,635

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Brighthouse Separate Account Eleven for Variable Annuities (the "Separate Account"), a separate account of Brighthouse Life Insurance Company (the "Company"), was established by the Board of Directors of MetLife Insurance Company of Connecticut ("MICC") on November 14, 2002 to support MICC's operations with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Delaware Department of Insurance.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding fund, portfolio, or series (with the same name) of the registered investment management companies (the "Trusts"), which are presented below:

AB Variable Products Series Fund, Inc. ("AB VPS")

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

American Funds Insurance Series® ("American Funds®")

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Delaware VIP® Trust ("Delaware VIP®")

Deutsche DWS Variable Series II ("DWS")

Fidelity® Variable Insurance Products ("Fidelity® VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

Janus Aspen Series ("Janus Aspen")

Legg Mason Partners Variable Equity Trust ("LMPVET")

Legg Mason Partners Variable Income Trust ("LMPVIT")

Morgan Stanley Variable Insurance Fund, Inc. ("Morgan Stanley VIF")

Pioneer Variable Contracts Trust ("Pioneer VCT")

The Alger Portfolios ("Alger")

Trust for Advised Portfolios ("TAP")

* See Note 5 for a discussion of additional information on related party transactions

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. The pandemic has resulted in significant financial market volatility, a deterioration in general economic conditions, record-low interest rates, global business disruptions affecting companies across various industries, and wide-ranging changes in consumer behavior. The duration and impact of the COVID-19 public health crises on the financial markets and overall economy are uncertain, as is the efficacy of government and central bank interventions. Although the Company has implemented risk management and contingency plans and taken preventative measures and other precautions so it can continue to provide products and services to its customers, it is not currently possible to accurately estimate the full impact that the COVID-19 pandemic will have on the Company. The Company continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company, the Separate Account and/or the Separate Account's investments.

Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests. Declines in or sustained low interest rates can cause a reduction in investment income for certain underlying mutual funds.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUBACCOUNTS

A. Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2020:

AB VPS Global Thematic Growth Subaccount

Alger Capital Appreciation Subaccount

American Funds® Bond Subaccount

American Funds® Global Growth Subaccount

American Funds® Global Small Capitalization Subaccount

American Funds® Growth Subaccount

American Funds® Growth-Income Subaccount

BHFTI American Funds® Balanced Allocation Subaccount

BHFTI American Funds® Growth Allocation Subaccount

BHFTI American Funds® Moderate Allocation Subaccount

BHFTI BlackRock High Yield Subaccount (a)

BHFTI Brighthouse Asset Allocation 100 Subaccount

BHFTI Brighthouse Small Cap Value Subaccount (a)

BHFTI Brighthouse/Aberdeen Emerging Markets Equity Subaccount (a)

BHFTI Brighthouse/Eaton Vance Floating Rate Subaccount

BHFTI Brighthouse/Wellington Large Cap Research Subaccount

BHFTI Clarion Global Real Estate Subaccount (a)

BHFTI Harris Oakmark International Subaccount

BHFTI Invesco Comstock Subaccount (a)

BHFTI Invesco Global Equity Subaccount (a)

BHFTI Invesco Small Cap Growth Subaccount (a)

BHFTI JPMorgan Small Cap Value Subaccount

BHFTI Loomis Sayles Global Allocation Subaccount

BHFTI Loomis Sayles Growth Subaccount (a)

BHFTI MetLife Multi-Index Targeted Risk Subaccount

BHFTI MFS® Research International Subaccount

BHFTI Morgan Stanley Discovery Subaccount (a)

BHFTI PIMCO Inflation Protected Bond Subaccount (a)

BHFTI PIMCO Total Return Subaccount

BHFTI Schroders Global Multi-Asset Subaccount

BHFTI SSGA Growth and Income ETF Subaccount

BHFTI SSGA Growth ETF Subaccount

BHFTI T. Rowe Price Large Cap Value Subaccount (a)

BHFTI T. Rowe Price Mid Cap Growth Subaccount

BHFTI Victory Sycamore Mid Cap Value Subaccount (a)

BHFTII BlackRock Bond Income Subaccount (a)

BHFTII BlackRock Capital Appreciation Subaccount (a)

BHFTII BlackRock Ultra-Short Term Bond Subaccount (a)

BHFTII Brighthouse Asset Allocation 20 Subaccount

BHFTII Brighthouse Asset Allocation 40 Subaccount

BHFTII Brighthouse Asset Allocation 60 Subaccount

BHFTII Brighthouse Asset Allocation 80 Subaccount

BHFTII Brighthouse/Artisan Mid Cap Value Subaccount

BHFTII Brighthouse/Dimensional International Small Company Subaccount

BHFTII Brighthouse/Wellington Balanced Subaccount (a)

BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount (a)

BHFTII Frontier Mid Cap Growth Subaccount (a)

BHFTII Jennison Growth Subaccount (a)

BHFTII Loomis Sayles Small Cap Core Subaccount

BHFTII MetLife Aggregate Bond Index Subaccount

BHFTII MetLife Mid Cap Stock Index Subaccount (a)

BHFTII MetLife MSCI EAFE® Index Subaccount

BHFTII MetLife Russell 2000® Index Subaccount

BHFTII MetLife Stock Index Subaccount (a)

BHFTII MFS® Total Return Subaccount (a)

BHFTII MFS® Value Subaccount (a)

BHFTII Neuberger Berman Genesis Subaccount (a)

BHFTII T. Rowe Price Large Cap Growth Subaccount (a)

BHFTII T. Rowe Price Small Cap Growth Subaccount

BHFTII Western Asset Management Strategic Bond Opportunities Subaccount (a)

BHFTII Western Asset Management U.S. Government Subaccount

BNY Mellon Sustainable U.S. Equity Subaccount

Delaware VIP® Small Cap Value Subaccount

DWS Small Mid Cap Value VIP Subaccount

Fidelity® VIP Contrafund Subaccount (a)

Fidelity® VIP Dynamic Capital Appreciation Subaccount

Fidelity® VIP Equity-Income Subaccount (a)

Fidelity® VIP Freedom 2020 Subaccount

Fidelity® VIP Freedom 2025 Subaccount

Fidelity® VIP Freedom 2030 Subaccount

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUBACCOUNTS — (Concluded)

Fidelity® VIP Freedom 2040 Subaccount

Fidelity® VIP Freedom 2050 Subaccount

Fidelity® VIP FundsManager 60% Subaccount

Fidelity® VIP High Income Subaccount

Fidelity® VIP Mid Cap Subaccount

FTVIPT Franklin Income VIP Subaccount

FTVIPT Franklin Mutual Shares VIP Subaccount

FTVIPT Franklin Rising Dividends VIP Subaccount

FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount

FTVIPT Templeton Developing Markets VIP Subaccount

FTVIPT Templeton Foreign VIP Subaccount

Invesco V.I. Comstock Subaccount

Invesco V.I. Diversified Dividend Subaccount

Invesco V.I. Equity and Income Subaccount

Invesco V.I. Government Securities Subaccount (a)

Invesco V.I. Managed Volatility Subaccount

Invesco V.I. S&P 500 Index Subaccount

Janus Henderson Enterprise Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

LMPVET ClearBridge Variable Aggressive Growth Subaccount (a)

LMPVET ClearBridge Variable Appreciation Subaccount

LMPVET ClearBridge Variable Dividend Strategy Subaccount (a)

LMPVET ClearBridge Variable Large Cap Growth Subaccount

LMPVET ClearBridge Variable Large Cap Value Subaccount

LMPVET ClearBridge Variable Mid Cap Subaccount

LMPVET ClearBridge Variable Small Cap Growth Subaccount

LMPVET QS Variable Conservative Growth Subaccount

LMPVET QS Variable Growth Subaccount

LMPVET QS Variable Moderate Growth Subaccount

LMPVIT Western Asset Core Plus Subaccount

LMPVIT Western Asset Variable Global High Yield Bond Subaccount

Morgan Stanley VIF Growth Subaccount

Pioneer VCT Mid Cap Value Subaccount

Pioneer VCT Real Estate Shares Subaccount

TAP 1919 Variable Socially Responsive Balanced Subaccount

(a)  This Subaccount may invest in two or more share classes within the underlying fund, portfolio, or series of the Trusts.

B. The following Subaccounts had no net assets as of December 31, 2020:

Fidelity® VIP Government Money Market Subaccount

3.  PORTFOLIO CHANGES

The following Subaccounts ceased operations during the year ended December 31, 2020:

DWS Government & Agency Securities VIP Subaccount

The operations of the Subaccounts were affected by the following changes that occurred during the year ended December 31, 2020.

Liquidation:

DWS Government & Agency Securities VIP

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Subaccount's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Subaccount invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.0 and 5.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statement of changes in net assets of the applicable Subaccounts.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

Net Transfers

Assets transferred by the contract owner into or out of Subaccounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, and are recorded as expenses in the accompanying statements of operations of the applicable Subaccounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Enhanced Stepped-Up Provision — For an additional charge, the total death benefit payable may be increased based on the earnings in the Contracts.

Guaranteed Minimum Withdrawal Benefit — For an additional charge, the Company will guarantee the periodic return on the investment.

Guaranteed Minimum Withdrawal Benefit for Life — For an additional charge, the Company will guarantee payments for life after certain conditions are met.

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Variable Annuitization Floor Benefit — For an additional charge, the Company will guarantee a minimum variable annuity payment regardless of the performance of the variable funding options selected.

Principal Protection — For an additional charge, the Company will guarantee the principal (sum of purchase payments adjusted proportionally for any withdrawals).

Preservation and Growth — For an additional charge, the Company will guarantee at a future date your Account Value will not be less than your Purchase Payment.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2020:

Mortality and Expense Risk	0.70	% - 1.90%
Administrative	0.10	% - 0.15%
Enhanced Stepped-Up Provision	0.15	% - 0.25%
Guaranteed Minimum Withdrawal Benefit	0.25	% - 1.00%
Guaranteed Minimum Withdrawal Benefit for Life	0.65	% - 1.50%
Guaranteed Minimum Accumulation Benefit	0.40	% - 0.50%
Variable Annuitization Floor Benefit	0.00	% - 3.00%
Principal Protection	1.25	% - 2.50%
Preservation and Growth	1.15	% - 1.80%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. Additionally, there may be certain Subaccounts that have expense rates which fall outside of the range above due to expense waivers or additional charges being applied.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

Depending on the product and contract, a contract administrative charge may be assessed on a semi-annual or annual basis ranging from $15 to $50 for Contracts with account values of less than $40,000 to $100,000. For certain Contracts, a contract administrative charge is imposed regardless of contract values. In addition, most Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, and are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2020		For the year ended December 31, 2020
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
AB VPS Global Thematic Growth Subaccount	9,011	171,591	39,078	137,627
Alger Capital Appreciation Subaccount	30,346	2,066,501	471,222	409,062
American Funds® Bond Subaccount	386,696	4,249,087	1,350,152	701,016
American Funds® Global Growth Subaccount	2,736,804	64,044,439	4,538,630	15,867,469
American Funds® Global Small Capitalization Subaccount	60,885	1,260,418	133,516	253,374
American Funds® Growth Subaccount	2,598,515	166,075,610	10,345,104	44,508,398
American Funds® Growth-Income Subaccount	3,329,782	137,528,526	9,823,655	27,500,088
BHFTI American Funds® Balanced Allocation Subaccount	403,656	3,978,291	567,082	853,591
BHFTI American Funds® Growth Allocation Subaccount	477,820	4,526,579	943,696	656,944
BHFTI American Funds® Moderate Allocation Subaccount	268,730	2,639,272	339,722	667,950
BHFTI BlackRock High Yield Subaccount	7,929,485	62,185,413	8,966,085	13,381,021
BHFTI Brighthouse Asset Allocation 100 Subaccount	5,322,220	59,199,308	8,833,858	6,294,854
BHFTI Brighthouse Small Cap Value Subaccount	5,509,339	82,058,383	7,037,231	9,700,525
BHFTI Brighthouse/Aberdeen Emerging Markets Equity Subaccount	2,612,308	26,264,926	2,826,714	6,904,137
BHFTI Brighthouse/Eaton Vance Floating Rate Subaccount	350,507	3,586,608	281,251	725,576
BHFTI Brighthouse/Wellington Large Cap Research Subaccount	2,441,255	29,516,853	3,436,925	5,434,050
BHFTI Clarion Global Real Estate Subaccount	3,892,466	46,839,165	5,518,250	5,831,897
BHFTI Harris Oakmark International Subaccount	3,401,849	47,036,888	5,447,043	7,333,620
BHFTI Invesco Comstock Subaccount	10,740,506	121,344,008	15,047,589	17,194,714
BHFTI Invesco Global Equity Subaccount	12,248,236	221,186,156	7,197,381	38,081,179
BHFTI Invesco Small Cap Growth Subaccount	886,740	12,568,644	2,075,702	3,508,300
BHFTI JPMorgan Small Cap Value Subaccount	542,653	8,066,377	974,085	1,363,364
BHFTI Loomis Sayles Global Allocation Subaccount	6,928,700	89,343,579	10,468,978	15,549,551
BHFTI Loomis Sayles Growth Subaccount	37,096,671	501,796,657	172,392,037	58,139,503
BHFTI MetLife Multi-Index Targeted Risk Subaccount	15,003	183,102	49,541	7,036
BHFTI MFS® Research International Subaccount	3,771,124	42,620,293	4,408,971	5,986,369
BHFTI Morgan Stanley Discovery Subaccount	420,404	8,160,284	3,998,207	5,727,837
BHFTI PIMCO Inflation Protected Bond Subaccount	3,756,707	39,380,486	4,922,654	6,015,850
BHFTI PIMCO Total Return Subaccount	11,259,039	127,971,962	16,621,382	19,556,710
BHFTI Schroders Global Multi-Asset Subaccount	6,469	79,078	17,696	20,501
BHFTI SSGA Growth and Income ETF Subaccount	8,161,133	88,328,524	7,212,378	9,096,193
BHFTI SSGA Growth ETF Subaccount	11,272,155	121,669,779	9,137,600	12,091,313
BHFTI T. Rowe Price Large Cap Value Subaccount	10,924,880	324,927,141	37,815,122	36,951,445
BHFTI T. Rowe Price Mid Cap Growth Subaccount	150,303	1,447,488	227,923	345,716
BHFTI Victory Sycamore Mid Cap Value Subaccount	1,701,551	30,230,207	3,291,716	4,298,340
BHFTII BlackRock Bond Income Subaccount	980,498	103,849,075	19,064,130	18,635,296
BHFTII BlackRock Capital Appreciation Subaccount	4,689,114	146,114,495	31,603,854	33,315,624
BHFTII BlackRock Ultra-Short Term Bond Subaccount	1,743,285	175,481,984	55,440,152	47,863,521
BHFTII Brighthouse Asset Allocation 20 Subaccount	1,306,261	14,332,370	2,344,244	2,584,798
BHFTII Brighthouse Asset Allocation 40 Subaccount	4,629,351	52,208,294	6,745,855	7,050,204
BHFTII Brighthouse Asset Allocation 60 Subaccount	33,778,194	394,507,340	41,064,427	44,292,729
BHFTII Brighthouse Asset Allocation 80 Subaccount	46,070,165	580,014,224	72,669,649	60,832,789
BHFTII Brighthouse/Artisan Mid Cap Value Subaccount	6,380	1,174,872	560,508	652,826
BHFTII Brighthouse/Dimensional International Small Company Subaccount	68,309	855,981	129,890	94,781
BHFTII Brighthouse/Wellington Balanced Subaccount	11,051,272	185,979,077	17,076,785	22,102,488
BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount	3,241,433	98,748,051	14,173,666	15,667,651
BHFTII Frontier Mid Cap Growth Subaccount	2,096,950	62,838,210	10,060,786	9,750,308
BHFTII Jennison Growth Subaccount	26,589,163	371,167,027	60,838,323	63,217,118
BHFTII Loomis Sayles Small Cap Core Subaccount	7,402	1,757,190	306,179	199,759
BHFTII MetLife Aggregate Bond Index Subaccount	4,339,753	47,319,401	5,082,467	6,540,561
BHFTII MetLife Mid Cap Stock Index Subaccount	942,479	15,561,245	2,301,355	2,200,354
BHFTII MetLife MSCI EAFE® Index Subaccount	3,068,706	45,715,805	2,623,713	4,521,728
BHFTII MetLife Russell 2000® Index Subaccount	4,741,211	76,492,918	8,513,138	12,438,527

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2020		For the year ended December 31, 2020
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII MetLife Stock Index Subaccount	15,427,268	606,754,866	74,673,330	94,354,980
BHFTII MFS® Total Return Subaccount	1,632,096	241,940,772	23,064,851	33,371,278
BHFTII MFS® Value Subaccount	7,047,572	103,091,923	12,428,346	15,138,866
BHFTII Neuberger Berman Genesis Subaccount	2,470,379	41,564,927	4,608,249	8,456,890
BHFTII T. Rowe Price Large Cap Growth Subaccount	2,831,005	58,249,860	9,130,461	11,351,524
BHFTII T. Rowe Price Small Cap Growth Subaccount	5,319,386	95,413,939	14,660,803	13,941,600
BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	9,197,644	119,536,432	14,977,839	18,987,344
BHFTII Western Asset Management U.S. Government Subaccount	4,736,331	56,323,856	10,101,705	11,133,688
BNY Mellon Sustainable U.S. Equity Subaccount	20,914	689,913	224,205	100,814
Delaware VIP® Small Cap Value Subaccount	249,336	7,705,081	818,159	915,211
DWS Small Mid Cap Value VIP Subaccount	250,235	3,375,429	603,905	734,056
Fidelity® VIP Contrafund Subaccount	4,775,913	138,574,854	3,543,897	28,299,541
Fidelity® VIP Dynamic Capital Appreciation Subaccount	136,441	1,468,744	62,720	123,372
Fidelity® VIP Equity-Income Subaccount	8,730,947	184,357,344	13,441,969	21,346,072
Fidelity® VIP Freedom 2020 Subaccount	53,317	709,089	301,129	88,673
Fidelity® VIP Freedom 2025 Subaccount	90,526	1,303,113	262,607	315,889
Fidelity® VIP Freedom 2030 Subaccount	56,458	802,049	162,729	320,631
Fidelity® VIP Freedom 2040 Subaccount	15,673	331,300	150,906	34,955
Fidelity® VIP Freedom 2050 Subaccount	37,149	739,677	346,203	43,654
Fidelity® VIP FundsManager 60% Subaccount	61,419,795	674,194,061	22,218,283	38,508,281
Fidelity® VIP High Income Subaccount	2,753,000	15,970,864	802,773	1,714,910
Fidelity® VIP Mid Cap Subaccount	6,304,014	189,518,684	4,680,615	25,174,524
FTVIPT Franklin Income VIP Subaccount	883,580	13,095,397	1,412,887	2,691,210
FTVIPT Franklin Mutual Shares VIP Subaccount	601,070	10,398,278	1,201,450	1,637,239
FTVIPT Franklin Rising Dividends VIP Subaccount	387,039	8,880,642	3,050,138	5,546,753
FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount	1,336,751	24,632,200	4,632,344	4,770,654
FTVIPT Templeton Developing Markets VIP Subaccount	1,393,754	13,292,690	1,297,366	2,147,700
FTVIPT Templeton Foreign VIP Subaccount	3,016,436	41,425,283	3,973,569	5,630,032
Invesco V.I. Comstock Subaccount	220,736	3,273,045	222,312	466,984
Invesco V.I. Diversified Dividend Subaccount	27,502	522,024	52,470	104,048
Invesco V.I. Equity and Income Subaccount	2,093,809	31,057,317	2,755,545	5,696,248
Invesco V.I. Government Securities Subaccount	446,672	5,224,727	938,055	1,082,064
Invesco V.I. Managed Volatility Subaccount	73,389	999,737	87,598	206,226
Invesco V.I. S&P 500 Index Subaccount	104,398	1,600,765	189,354	2,083,193
Janus Henderson Enterprise Subaccount	175,493	9,491,849	2,105,181	3,188,624
Janus Henderson Global Research Subaccount	7,631	275,047	46,895	74,368
Janus Henderson Overseas Subaccount	800,447	29,999,642	729,525	2,977,398
LMPVET ClearBridge Variable Aggressive Growth Subaccount	10,426,042	207,423,584	30,257,712	36,123,117
LMPVET ClearBridge Variable Appreciation Subaccount	4,794,495	139,571,379	10,939,187	30,974,970
LMPVET ClearBridge Variable Dividend Strategy Subaccount	3,659,261	52,668,961	3,299,879	10,410,875
LMPVET ClearBridge Variable Large Cap Growth Subaccount	3,057,707	62,313,742	6,937,822	16,164,791
LMPVET ClearBridge Variable Large Cap Value Subaccount	4,672,869	81,909,554	11,454,477	11,460,427
LMPVET ClearBridge Variable Mid Cap Subaccount	1,149,579	17,422,391	1,068,509	3,640,435
LMPVET ClearBridge Variable Small Cap Growth Subaccount	1,644,388	34,740,733	5,364,137	8,563,059
LMPVET QS Variable Conservative Growth Subaccount	2,229,383	28,043,274	1,713,753	6,198,284
LMPVET QS Variable Growth Subaccount	1,195,048	16,166,010	928,145	1,581,673
LMPVET QS Variable Moderate Growth Subaccount	1,813,977	22,279,976	1,614,159	2,653,817
LMPVIT Western Asset Core Plus Subaccount	7,358,196	46,212,535	3,017,064	7,647,034
LMPVIT Western Asset Variable Global High Yield Bond Subaccount	494,368	3,777,378	432,138	688,930
Morgan Stanley VIF Growth Subaccount	245,984	7,130,134	1,600,734	2,035,258
Pioneer VCT Mid Cap Value Subaccount	727,348	13,751,714	1,245,849	1,775,263
Pioneer VCT Real Estate Shares Subaccount	571,762	7,384,440	1,461,159	876,512
TAP 1919 Variable Socially Responsive Balanced Subaccount	1,188,313	31,142,244	3,589,847	3,834,973

This page is intentionally left blank.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2020 and 2019:

	AB VPS Global Thematic Growth Subaccount		Alger Capital Appreciation Subaccount		American Funds® Bond Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	256,047	278,855	444,716	603,251	1,949,572	2,068,814
Units issued and transferred from other funding options	190,776	2,476	22,825	12,519	2,813,000	202,137
Units redeemed and transferred to other funding options	(266,508)	(25,284)	(67,518)	(171,054)	(2,518,233)	(321,379)
Units end of year	180,315	256,047	400,023	444,716	2,244,339	1,949,572
	American Funds® Growth-Income Subaccount		BHFTI American Funds® Balanced Allocation Subaccount		BHFTI American Funds® Growth Allocation Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	55,387,632	62,651,327	2,354,487	2,850,779	2,233,157	2,407,086
Units issued and transferred from other funding options	48,778,660	2,464,665	176,860	194,012	392,463	188,483
Units redeemed and transferred to other funding options	(55,305,857)	(9,728,360)	(489,844)	(690,304)	(442,791)	(362,412)
Units end of year	48,860,435	55,387,632	2,041,503	2,354,487	2,182,829	2,233,157
	BHFTI Brighthouse Small Cap Value Subaccount		BHFTI Brighthouse/Aberdeen Emerging Markets Equity Subaccount		BHFTI Brighthouse/Eaton Vance Floating Rate Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	32,107,498	36,633,177	12,404,734	14,408,374	3,379,514	3,333,232
Units issued and transferred from other funding options	17,583,534	2,450,452	9,301,888	1,067,995	2,940,051	392,578
Units redeemed and transferred to other funding options	(19,750,269)	(6,976,131)	(10,816,099)	(3,071,635)	(3,422,952)	(346,296)
Units end of year	29,940,763	32,107,498	10,890,523	12,404,734	2,896,613	3,379,514
	BHFTI Invesco Comstock Subaccount		BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	56,832,658	63,737,613	144,505,215	160,664,481	3,593,417	4,114,781
Units issued and transferred from other funding options	48,957,312	2,284,726	34,225,879	4,959,581	2,210,172	477,436
Units redeemed and transferred to other funding options	(53,301,032)	(9,189,681)	(47,804,503)	(21,118,847)	(2,754,456)	(998,800)
Units end of year	52,488,938	56,832,658	130,926,591	144,505,215	3,049,133	3,593,417

	American Funds® Global Growth Subaccount		American Funds® Global Small Capitalization Subaccount		American Funds® Growth Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	25,237,179	28,436,918	344,493	387,312	59,386,160	67,992,892
Units issued and transferred from other funding options	20,445,630	1,332,498	327,538	9,884	48,722,789	2,571,231
Units redeemed and transferred to other funding options	(23,511,490)	(4,532,237)	(367,498)	(52,703)	(56,591,517)	(11,177,963)
Units end of year	22,171,319	25,237,179	304,533	344,493	51,517,432	59,386,160
	BHFTI American Funds® Moderate Allocation Subaccount		BHFTI BlackRock High Yield Subaccount		BHFTI Brighthouse Asset Allocation 100 Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	1,782,426	1,941,182	17,777,338	19,929,617	31,904,947	33,697,527
Units issued and transferred from other funding options	125,671	167,074	7,588,810	2,707,169	2,699,851	1,712,745
Units redeemed and transferred to other funding options	(427,130)	(325,830)	(9,489,550)	(4,859,448)	(4,676,645)	(3,505,325)
Units end of year	1,480,967	1,782,426	15,876,598	17,777,338	29,928,153	31,904,947
	BHFTI Brighthouse/Wellington Large Cap Research Subaccount		BHFTI Clarion Global Real Estate Subaccount		BHFTI Harris Oakmark International Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	15,103,692	16,730,126	32,063,792	36,175,262	20,273,169	22,374,791
Units issued and transferred from other funding options	12,562,063	737,579	17,417,488	2,761,010	15,640,718	2,268,389
Units redeemed and transferred to other funding options	(14,162,948)	(2,364,013)	(19,364,007)	(6,872,480)	(17,059,572)	(4,370,011)
Units end of year	13,502,807	15,103,692	30,117,273	32,063,792	18,854,315	20,273,169
	BHFTI JPMorgan Small Cap Value Subaccount		BHFTI Loomis Sayles Global Allocation Subaccount		BHFTI Loomis Sayles Growth Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	3,563,421	4,117,827	12,653,433	14,244,848	45,285,728	51,154,762
Units issued and transferred from other funding options	2,218,444	607,104	362,391	319,496	11,215,858	1,634,207
Units redeemed and transferred to other funding options	(2,391,573)	(1,161,510)	(1,586,674)	(1,910,911)	(15,857,199)	(7,503,241)
Units end of year	3,390,292	3,563,421	11,429,150	12,653,433	40,644,387	45,285,728

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020 and 2019:

	BHFTI MetLife Multi-Index Targeted Risk Subaccount		BHFTI MFS® Research International Subaccount		BHFTI Morgan Stanley Discovery Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	9,601	7,608	25,096,575	29,057,675	2,823,184	3,496,322
Units issued and transferred from other funding options	2,068	2,187	15,667,507	1,140,022	2,296,301	515,512
Units redeemed and transferred to other funding options	(440)	(194)	(17,493,983)	(5,101,122)	(2,871,774)	(1,188,650)
Units end of year	11,229	9,601	23,270,099	25,096,575	2,247,711	2,823,184
	BHFTI SSGA Growth and Income ETF Subaccount		BHFTI SSGA Growth ETF Subaccount		BHFTI T. Rowe Price Large Cap Value Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	53,069,377	58,083,774	72,169,512	77,737,637	133,926,038	149,819,774
Units issued and transferred from other funding options	1,670,960	1,676,360	1,998,076	2,084,530	95,380,103	5,880,515
Units redeemed and transferred to other funding options	(5,179,298)	(6,690,757)	(7,091,230)	(7,652,655)	(105,133,045)	(21,774,251)
Units end of year	49,561,039	53,069,377	67,076,358	72,169,512	124,173,096	133,926,038
	BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	61,999,647	70,400,985	151,309,257	151,783,168	9,547,604	10,769,566
Units issued and transferred from other funding options	42,829,140	3,476,120	114,348,365	46,279,369	5,330,790	1,555,910
Units redeemed and transferred to other funding options	(49,781,951)	(11,877,458)	(107,262,521)	(46,753,280)	(5,857,489)	(2,777,872)
Units end of year	55,046,836	61,999,647	158,395,101	151,309,257	9,020,905	9,547,604
	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount		BHFTII Brighthouse/Dimensional International Small Company Subaccount		BHFTII Brighthouse/ Wellington Balanced Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	369,215	398,727	322,203	350,947	48,267,244	53,548,074
Units issued and transferred from other funding options	513,691	9,529	388,562	65,623	3,782,660	1,463,143
Units redeemed and transferred to other funding options	(536,718)	(39,041)	(378,376)	(94,367)	(7,283,042)	(6,743,973)
Units end of year	346,188	369,215	332,389	322,203	44,766,862	48,267,244

	BHFTI PIMCO Inflation Protected Bond Subaccount		BHFTI PIMCO Total Return Subaccount		BHFTI Schroders Global Multi-Asset Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	27,065,624	30,239,957	78,582,880	89,062,869	5,741	3,736
Units issued and transferred from other funding options	18,022,250	3,503,608	59,608,132	5,972,422	912	2,117
Units redeemed and transferred to other funding options	(19,239,153)	(6,677,941)	(62,672,345)	(16,452,411)	(1,338)	(112)
Units end of year	25,848,721	27,065,624	75,518,667	78,582,880	5,315	5,741
	BHFTI T. Rowe Price Mid Cap Growth Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount		BHFTII BlackRock Bond Income Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	441,042	454,756	16,842,655	19,084,211	65,840,601	71,016,285
Units issued and transferred from other funding options	143,750	149,897	15,867,217	1,311,592	46,838,720	9,423,731
Units redeemed and transferred to other funding options	(219,499)	(163,611)	(17,221,118)	(3,553,148)	(47,834,743)	(14,599,415)
Units end of year	365,293	441,042	15,488,754	16,842,655	64,844,578	65,840,601
	BHFTII Brighthouse Asset Allocation 40 Subaccount		BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	31,633,117	35,459,039	229,881,665	252,977,971	329,812,163	352,665,496
Units issued and transferred from other funding options	8,287,156	2,173,223	18,883,556	9,693,114	14,055,414	13,918,805
Units redeemed and transferred to other funding options	(10,254,133)	(5,999,145)	(37,922,603)	(32,789,420)	(37,532,119)	(36,772,138)
Units end of year	29,666,140	31,633,117	210,842,618	229,881,665	306,335,458	329,812,163
	BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount		BHFTII Frontier Mid Cap Growth Subaccount		BHFTII Jennison Growth Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	34,108,316	39,171,051	32,929,142	37,053,486	169,679,169	188,452,697
Units issued and transferred from other funding options	21,448,182	3,189,990	22,165,279	1,879,254	21,871,473	4,508,533
Units redeemed and transferred to other funding options	(25,383,666)	(8,252,725)	(24,989,470)	(6,003,598)	(38,308,308)	(23,282,061)
Units end of year	30,172,832	34,108,316	30,104,951	32,929,142	153,242,334	169,679,169

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020 and 2019:

	BHFTII Loomis Sayles Small Cap Core Subaccount		BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife Mid Cap Stock Index Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	244,753	257,659	18,995,114	21,376,472	5,500,355	6,446,927
Units issued and transferred from other funding options	294,403	9,249	1,674,454	931,525	356,200	709,988
Units redeemed and transferred to other funding options	(287,439)	(22,155)	(2,591,892)	(3,312,883)	(873,261)	(1,656,560)
Units end of year	251,717	244,753	18,077,676	18,995,114	4,983,294	5,500,355
	BHFTII MFS® Total Return Subaccount		BHFTII MFS® Value Subaccount		BHFTII Neuberger Berman Genesis Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	94,435,263	107,311,664	37,952,195	43,397,961	15,001,058	17,310,381
Units issued and transferred from other funding options	60,004,034	4,452,217	18,146,076	1,990,745	4,164,752	788,103
Units redeemed and transferred to other funding options	(67,615,455)	(17,328,618)	(21,393,441)	(7,436,511)	(6,246,829)	(3,097,426)
Units end of year	86,823,842	94,435,263	34,704,830	37,952,195	12,918,981	15,001,058
	BHFTII Western Asset Management U.S. Government Subaccount		BNY Mellon Sustainable U.S. Equity Subaccount		Delaware VIP® Small Cap Value Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	34,568,327	39,125,839	247,250	251,679	1,950,909	2,189,895
Units issued and transferred from other funding options	28,513,723	3,938,438	75,547	3,730	98,653	50,359
Units redeemed and transferred to other funding options	(29,559,474)	(8,495,950)	(31,791)	(8,159)	(223,923)	(289,345)
Units end of year	33,522,576	34,568,327	291,006	247,250	1,825,639	1,950,909
	Fidelity® VIP Equity-Income Subaccount		Fidelity® VIP Freedom 2020 Subaccount		Fidelity® VIP Freedom 2025 Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	34,706,180	38,772,632	231,752	198,054	603,881	482,273
Units issued and transferred from other funding options	2,457,692	1,000,987	124,915	259,262	85,272	180,549
Units redeemed and transferred to other funding options	(5,598,392)	(5,067,439)	(38,840)	(225,564)	(129,705)	(58,941)
Units end of year	31,565,480	34,706,180	317,827	231,752	559,448	603,881

	BHFTII MetLife MSCI EAFE® Index Subaccount		BHFTII MetLife Russell 2000® Index Subaccount		BHFTII MetLife Stock Index Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	17,083,332	18,728,366	17,116,080	19,151,054	293,791,316	327,389,149
Units issued and transferred from other funding options	850,070	858,465	966,497	880,721	21,691,742	8,047,059
Units redeemed and transferred to other funding options	(2,031,595)	(2,503,499)	(2,630,003)	(2,915,695)	(47,746,147)	(41,644,892)
Units end of year	15,901,807	17,083,332	15,452,574	17,116,080	267,736,911	293,791,316
	BHFTII T. Rowe Price Large Cap Growth Subaccount		BHFTII T. Rowe Price Small Cap Growth Subaccount		BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	19,835,567	22,058,904	30,420,959	34,048,706	22,930,953	26,066,458
Units issued and transferred from other funding options	12,207,592	1,268,683	6,857,813	1,609,815	17,976,260	2,448,308
Units redeemed and transferred to other funding options	(14,085,269)	(3,492,020)	(9,575,058)	(5,237,562)	(19,114,857)	(5,583,813)
Units end of year	17,957,890	19,835,567	27,703,714	30,420,959	21,792,356	22,930,953
	DWS Small Mid Cap Value VIP Subaccount		Fidelity® VIP Contrafund Subaccount		Fidelity® VIP Dynamic Capital Appreciation Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	1,109,069	1,228,018	49,988,801	57,487,411	560,124	628,126
Units issued and transferred from other funding options	178,231	98,527	20,264,767	5,031,908	286,649	10,971
Units redeemed and transferred to other funding options	(281,233)	(217,476)	(25,723,984)	(12,530,518)	(304,139)	(78,973)
Units end of year	1,006,067	1,109,069	44,529,584	49,988,801	542,634	560,124
	Fidelity® VIP Freedom 2030 Subaccount		Fidelity® VIP Freedom 2040 Subaccount		Fidelity® VIP Freedom 2050 Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	417,319	286,413	73,176	61,131	141,041	140,023
Units issued and transferred from other funding options	49,076	141,780	43,785	52,970	89,568	48,645
Units redeemed and transferred to other funding options	(130,188)	(10,874)	(13,279)	(40,925)	(13,241)	(47,627)
Units end of year	336,207	417,319	103,682	73,176	217,368	141,041

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020 and 2019:

	Fidelity® VIP FundsManager 60% Subaccount		Fidelity® VIP High Income Subaccount		Fidelity® VIP Mid Cap Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	40,912,426	42,848,800	4,148,603	4,644,052	52,387,758	57,879,679
Units issued and transferred from other funding options	39,944,410	81,275	64,486	108,145	17,894,817	3,899,175
Units redeemed and transferred to other funding options	(41,570,960)	(2,017,649)	(454,003)	(603,594)	(22,604,599)	(9,391,096)
Units end of year	39,285,876	40,912,426	3,759,086	4,148,603	47,677,976	52,387,758
	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount		FTVIPT Templeton Developing Markets VIP Subaccount		FTVIPT Templeton Foreign VIP Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	7,883,686	8,887,240	6,210,752	7,069,382	25,305,736	28,049,760
Units issued and transferred from other funding options	3,461,320	403,975	336,923	512,004	20,398,847	3,733,248
Units redeemed and transferred to other funding options	(4,314,391)	(1,407,529)	(1,028,354)	(1,370,634)	(21,767,007)	(6,477,272)
Units end of year	7,030,615	7,883,686	5,519,321	6,210,752	23,937,576	25,305,736
	Invesco V.I. Government Securities Subaccount		Invesco V.I. Managed Volatility Subaccount		Invesco V.I. S&P 500 Index Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	4,326,178	4,822,600	368,611	452,625	1,310,790	1,323,036
Units issued and transferred from other funding options	4,633,007	135,584	25,129	4,875	1,272,771	64,682
Units redeemed and transferred to other funding options	(4,728,226)	(632,006)	(75,106)	(88,889)	(1,921,100)	(76,928)
Units end of year	4,230,959	4,326,178	318,634	368,611	662,461	1,310,790
	LMPVET ClearBridge Variable Aggressive Growth Subaccount		LMPVET ClearBridge Variable Appreciation Subaccount		LMPVET ClearBridge Variable Dividend Strategy Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	107,965,386	119,153,039	74,261,085	84,781,289	31,960,465	36,497,382
Units issued and transferred from other funding options	74,093,396	3,982,233	62,081,843	2,825,241	23,649,441	1,353,887
Units redeemed and transferred to other funding options	(85,327,728)	(15,169,886)	(70,130,634)	(13,345,445)	(26,577,411)	(5,890,804)
Units end of year	96,731,054	107,965,386	66,212,294	74,261,085	29,032,495	31,960,465

	FTVIPT Franklin Income VIP Subaccount		FTVIPT Franklin Mutual Shares VIP Subaccount		FTVIPT Franklin Rising Dividends VIP Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	6,360,321	7,205,410	5,065,548	5,820,994	4,119,081	4,760,651
Units issued and transferred from other funding options	6,050,019	353,280	5,090,129	121,886	861,334	109,592
Units redeemed and transferred to other funding options	(6,979,426)	(1,198,369)	(5,524,767)	(877,332)	(1,863,633)	(751,162)
Units end of year	5,430,914	6,360,321	4,630,910	5,065,548	3,116,782	4,119,081
	Invesco V.I. Comstock Subaccount		Invesco V.I. Diversified Dividend Subaccount		Invesco V.I. Equity and Income Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	2,006,443	2,240,752	369,215	409,495	14,866,988	17,005,128
Units issued and transferred from other funding options	1,453,527	67,794	320,573	59,805	13,571,342	1,270,944
Units redeemed and transferred to other funding options	(1,634,743)	(302,103)	(362,295)	(100,085)	(15,448,984)	(3,409,084)
Units end of year	1,825,227	2,006,443	327,493	369,215	12,989,346	14,866,988
	Janus Henderson Enterprise Subaccount		Janus Henderson Global Research Subaccount		Janus Henderson Overseas Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	5,055,800	5,565,999	213,532	318,483	15,394,547	17,322,943
Units issued and transferred from other funding options	3,882,100	1,160,850	15,708	24,370	3,195,986	1,178,095
Units redeemed and transferred to other funding options	(4,518,511)	(1,671,049)	(44,103)	(129,321)	(4,517,069)	(3,106,491)
Units end of year	4,419,389	5,055,800	185,137	213,532	14,073,464	15,394,547
	LMPVET ClearBridge Variable Large Cap Growth Subaccount		LMPVET ClearBridge Variable Large Cap Value Subaccount		LMPVET ClearBridge Variable Mid Cap Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	27,206,910	30,132,940	35,189,737	40,390,179	8,750,941	9,957,705
Units issued and transferred from other funding options	17,858,400	1,995,946	24,396,950	1,094,132	8,313,150	443,942
Units redeemed and transferred to other funding options	(20,919,037)	(4,921,976)	(27,880,754)	(6,294,574)	(9,129,683)	(1,650,706)
Units end of year	24,146,273	27,206,910	31,705,933	35,189,737	7,934,408	8,750,941

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2020 and 2019:

	LMPVET ClearBridge Variable Small Cap Growth Subaccount		LMPVET QS Variable Conservative Growth Subaccount		LMPVET QS Variable Growth Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	12,191,433	13,501,466	16,174,699	17,662,861	7,852,632	9,281,538
Units issued and transferred from other funding options	7,523,824	885,736	14,282,476	1,675,150	7,154,633	62,575
Units redeemed and transferred to other funding options	(9,104,868)	(2,195,769)	(16,711,380)	(3,163,312)	(7,787,535)	(1,491,481)
Units end of year	10,610,389	12,191,433	13,745,795	16,174,699	7,219,730	7,852,632

	Morgan Stanley VIF Growth Subaccount		Pioneer VCT Mid Cap Value Subaccount
	2020	2019	2020	2019
Units beginning of year	2,151,852	2,182,332	4,998,614	5,701,177
Units issued and transferred from other funding options	1,891,344	540,050	3,230,689	428,889
Units redeemed and transferred to other funding options	(2,100,655)	(570,530)	(3,527,792)	(1,131,452)
Units end of year	1,942,541	2,151,852	4,701,511	4,998,614

	LMPVET QS Variable Moderate Growth Subaccount		LMPVIT Western Asset Core Plus Subaccount		LMPVIT Western Asset Variable Global High Yield Bond Subaccount
	2020	2019	2020	2019	2020	2019
Units beginning of year	11,905,129	13,338,146	20,194,579	22,876,891	1,748,938	2,235,410
Units issued and transferred from other funding options	11,255,730	365,685	18,849,451	1,659,805	1,626,506	428,910
Units redeemed and transferred to other funding options	(12,190,244)	(1,798,702)	(20,912,613)	(4,342,117)	(1,760,846)	(915,382)
Units end of year	10,970,615	11,905,129	18,131,417	20,194,579	1,614,598	1,748,938

	Pioneer VCT Real Estate Shares Subaccount		TAP 1919 Variable Socially Responsive Balanced Subaccount
	2020	2019	2020	2019
Units beginning of year	1,527,159	1,813,291	9,003,678	9,675,047
Units issued and transferred from other funding options	129,777	24,547	3,729,661	403,334
Units redeemed and transferred to other funding options	(273,792)	(310,679)	(4,348,089)	(1,074,703)
Units end of year	1,383,144	1,527,159	8,385,250	9,003,678

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Subaccounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, portfolio, or series, for the respective stated periods in the five years ended December 31, 2020:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
AB VPS Global Thematic	2020	180,315	1.95 - 2.04	365,325	0.48	1.65 - 1.90	36.46 - 36.80
Growth Subaccount	2019	256,047	1.43 - 1.49	380,111	0.16	1.65 - 1.90	27.34 - 27.66
	2018	278,855	1.12 - 1.17	324,535	—	1.65 - 1.90	(11.69) - (11.47)
	2017	336,154	1.27 - 1.32	442,332	0.28	1.65 - 1.90	33.74 - 34.07
	2016	402,397	0.95 - 0.99	395,223	—	1.65 - 1.90	(2.74) - (2.50)
Alger Capital Appreciation	2020	400,023	5.37 - 7.37	2,806,408	—	1.55 - 2.55	37.83 - 39.22
Subaccount	2019	444,716	3.90 - 5.29	2,250,040	—	1.55 - 2.55	29.85 - 31.15
	2018	603,251	3.00 - 4.03	2,295,619	—	1.55 - 2.55	(2.89) - (1.91)
	2017	670,173	3.09 - 4.11	2,608,577	—	1.55 - 2.55	27.46 - 28.73
	2016	790,345	2.43 - 3.19	2,393,354	—	1.55 - 2.65	(2.40) - (1.32)
American Funds® Bond	2020	2,244,339	1.87 - 2.11	4,535,947	2.25	1.40 - 1.90	7.66 - 8.20
Subaccount	2019	1,949,572	1.74 - 1.95	3,653,595	2.56	1.40 - 1.90	7.30 - 7.84
	2018	2,068,814	1.62 - 1.81	3,589,898	2.33	1.40 - 1.90	(2.59) - (2.10)
	2017	2,212,494	1.66 - 1.85	3,930,823	1.80	1.40 - 1.90	1.72 - 2.23
	2016	2,795,414	1.64 - 1.81	4,872,464	1.59	1.40 - 1.90	1.01 - 1.51
American Funds® Global Growth	2020	22,171,319	3.80 - 6.07	111,442,647	0.35	0.30 - 2.60	27.11 - 30.07
Subaccount	2019	25,237,179	2.99 - 4.72	99,071,222	1.09	0.30 - 2.60	31.81 - 34.87
	2018	28,436,918	2.25 - 3.55	83,936,731	0.64	0.30 - 2.60	(11.39) - (9.32)
	2017	31,944,766	2.52 - 3.97	105,349,094	0.64	0.30 - 2.60	28.11 - 31.08
	2016	37,013,497	1.96 - 3.07	94,479,486	0.88	0.30 - 2.60	(1.96) - 0.32
American Funds® Global	2020	304,533	5.94 - 6.65	1,921,536	0.16	1.40 - 1.90	27.28 - 27.91
Small Capitalization	2019	344,493	4.67 - 5.20	1,704,336	0.15	1.40 - 1.90	29.04 - 29.69
Subaccount	2018	387,312	3.62 - 4.01	1,480,364	0.08	1.40 - 1.90	(12.24) - (11.80)
	2017	427,393	4.12 - 4.55	1,857,993	0.43	1.40 - 1.90	23.53 - 24.15
	2016	495,691	3.34 - 3.66	1,744,804	0.23	1.40 - 1.90	0.18 - 0.68
American Funds® Growth	2020	51,517,432	4.52 - 7.20	309,665,050	0.32	0.30 - 2.65	48.10 - 51.62
Subaccount	2019	59,386,160	3.05 - 4.82	239,236,115	0.73	0.30 - 2.65	27.35 - 30.38
	2018	67,992,892	2.19 - 3.75	212,857,911	0.42	0.30 - 2.70	(2.92) - (0.55)
	2017	78,146,962	2.26 - 3.82	249,883,935	0.49	0.30 - 2.70	24.89 - 27.91
	2016	89,755,181	1.81 - 3.03	227,525,831	0.75	0.30 - 2.70	6.57 - 9.16
American Funds® Growth-Income	2020	48,860,435	2.64 - 4.22	182,005,882	1.34	0.30 - 2.75	10.46 - 13.20
Subaccount	2019	55,387,632	2.39 - 3.78	185,010,766	1.63	0.30 - 2.75	22.72 - 25.76
	2018	62,651,327	1.95 - 3.05	169,119,927	1.35	0.30 - 2.75	(4.47) - (2.08)
	2017	71,936,274	2.04 - 3.16	201,327,949	1.35	0.30 - 2.75	19.07 - 22.02
	2016	83,026,144	1.71 - 2.62	193,185,203	1.42	0.30 - 2.75	8.50 - 11.19
BHFTI American Funds®	2020	2,041,503	2.01 - 2.28	4,440,214	1.67	0.30 - 1.30	14.07 - 15.22
Balanced Allocation	2019	2,354,487	1.76 - 1.98	4,461,889	1.82	0.30 - 1.30	17.98 - 19.17
Subaccount	2018	2,850,779	1.49 - 1.66	4,544,878	1.47	0.30 - 1.30	(5.55) - (4.60)
	2017	3,197,904	1.58 - 1.74	5,335,264	1.62	0.30 - 1.30	15.35 - 16.51
	2016	3,745,363	1.37 - 1.50	5,393,633	1.75	0.30 - 1.30	6.42 - 7.49

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI American Funds® Growth	2020	2,182,829	2.18 - 2.48	5,064,893	1.57	0.30 - 1.30	15.41 - 16.57
Allocation Subaccount	2019	2,233,157	1.89 - 2.12	4,474,472	1.75	0.30 - 1.30	22.04 - 23.27
	2018	2,407,086	1.55 - 1.72	3,923,499	1.18	0.30 - 1.30	(6.99) - (6.05)
	2017	2,313,625	1.67 - 1.83	4,033,009	1.36	0.30 - 1.30	19.78 - 20.98
	2016	2,607,699	1.39 - 1.52	3,801,167	1.28	0.30 - 1.30	7.55 - 8.63
BHFTI American Funds® Moderate	2020	1,480,967	1.82 - 2.06	2,824,348	1.80	0.30 - 1.30	11.53 - 12.65
Allocation	2019	1,782,426	1.63 - 1.83	3,027,510	1.99	0.30 - 1.30	14.66 - 15.81
Subaccount	2018	1,941,182	1.42 - 1.58	2,864,026	1.69	0.30 - 1.30	(4.67) - (3.71)
	2017	1,823,610	1.49 - 1.64	2,810,362	1.92	0.30 - 1.30	11.51 - 12.63
	2016	2,077,029	1.34 - 1.46	2,886,201	1.88	0.30 - 1.30	5.63 - 6.69
BHFTI BlackRock High Yield	2020	15,876,598	1.71 - 13.15	63,095,213	5.44	0.19 - 2.75	4.58 - 7.56
Subaccount	2019	17,777,338	1.63 - 12.35	66,490,452	5.96	0.19 - 2.75	11.74 - 14.83
	2018	19,929,617	1.46 - 10.85	65,236,418	5.07	0.19 - 2.75	(5.52) - (2.77)
	2017	22,585,394	1.55 - 11.27	76,481,645	5.55	0.19 - 2.75	4.84 - 7.86
	2016	26,278,741	1.47 - 10.55	82,544,588	6.72	0.19 - 2.75	10.89 - 14.05
BHFTI Brighthouse Asset	2020	29,928,153	1.87 - 3.45	70,679,066	1.15	0.30 - 2.45	16.03 - 18.56
Allocation 100 Subaccount	2019	31,904,947	1.61 - 2.97	64,094,353	1.51	0.30 - 2.45	24.40 - 27.10
	2018	33,697,527	1.29 - 2.39	53,716,383	1.03	0.30 - 2.45	(12.25) - (10.34)
	2017	36,940,221	1.47 - 2.72	66,232,305	1.23	0.30 - 2.45	19.97 - 22.57
	2016	39,362,500	1.23 - 2.26	58,009,540	2.25	0.30 - 2.45	6.34 - 8.65
BHFTI Brighthouse Small Cap	2020	29,940,763	1.57 - 4.66	80,202,218	1.34	0.30 - 2.70	(3.20) - (0.84)
Value Subaccount	2019	32,107,498	1.62 - 4.75	88,192,033	0.91	0.30 - 2.70	25.35 - 28.39
	2018	36,633,177	1.30 - 3.75	79,425,122	1.05	0.30 - 2.70	(17.51) - (15.49)
	2017	41,057,702	1.57 - 4.48	107,003,100	0.92	0.30 - 2.70	8.73 - 11.37
	2016	47,810,812	1.44 - 4.07	112,211,997	1.07	0.30 - 2.70	27.76 - 30.86
BHFTI Brighthouse/Aberdeen	2020	10,890,523	1.86 - 5.08	36,618,270	2.00	0.30 - 2.65	24.02 - 27.29
Emerging Markets Equity	2019	12,404,734	1.49 - 4.00	33,332,249	1.75	0.30 - 2.65	17.65 - 20.62
Subaccount	2018	14,408,374	1.12 - 3.33	32,510,432	2.72	0.30 - 2.70	(16.48) - (14.18)
	2017	15,605,098	1.35 - 3.89	41,689,516	1.15	0.30 - 2.70	24.92 - 28.21
	2016	17,633,912	1.08 - 3.04	37,203,662	1.05	0.30 - 2.75	8.48 - 11.50
BHFTI Brighthouse/Eaton Vance	2020	2,896,613	1.11 - 1.21	3,456,000	4.54	1.70 - 2.50	(0.46) - 0.34
Floating Rate	2019	3,379,514	1.12 - 1.21	4,013,708	4.50	1.70 - 2.50	4.39 - 5.22
Subaccount	2018	3,333,232	1.07 - 1.15	3,773,445	3.33	1.70 - 2.50	(2.18) - (1.39)
	2017	2,510,585	1.10 - 1.17	2,892,037	3.71	1.70 - 2.50	1.12 - 1.93
	2016	2,433,483	1.08 - 1.14	2,754,483	4.39	1.70 - 2.60	6.46 - 7.43
BHFTI	2020	13,502,807	2.44 - 4.58	41,330,251	0.99	0.30 - 2.75	18.78 - 21.74
Brighthouse/Wellington Large	2019	15,103,692	2.03 - 3.76	38,524,903	1.01	0.30 - 2.75	28.26 - 31.44
Cap Research Subaccount	2018	16,730,126	1.56 - 2.86	33,050,450	0.90	0.30 - 2.75	(8.85) - (6.57)
	2017	18,495,088	1.69 - 3.06	39,712,648	0.95	0.30 - 2.75	18.63 - 21.57
	2016	20,534,091	1.41 - 2.56	36,808,971	2.28	0.30 - 2.75	5.36 - 7.97
BHFTI Clarion Global Real Estate	2020	30,117,273	1.14 - 3.26	44,728,909	4.65	0.30 - 2.60	(7.46) - (5.06)
Subaccount	2019	32,063,792	1.23 - 3.48	50,458,985	3.29	0.30 - 2.60	21.61 - 24.72
	2018	36,175,262	0.99 - 2.83	46,235,983	6.15	0.30 - 2.65	(11.00) - (8.63)
	2017	41,045,404	1.11 - 3.14	58,000,544	3.66	0.30 - 2.65	7.91 - 10.64
	2016	45,463,358	1.02 - 2.88	58,508,417	2.30	0.30 - 2.65	(1.71) - 0.85

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Harris Oakmark	2020	18,854,315	1.77 - 3.31	45,754,850	3.35	0.30 - 2.60	2.65 - 5.05
International Subaccount	2019	20,273,169	1.71 - 3.18	47,641,821	2.42	0.30 - 2.60	21.63 - 24.46
	2018	22,374,791	1.39 - 2.57	42,867,838	1.94	0.30 - 2.60	(25.70) - (23.96)
	2017	25,199,950	1.86 - 3.40	64,343,029	1.77	0.30 - 2.60	27.44 - 30.39
	2016	27,159,458	1.45 - 2.64	53,763,097	2.40	0.30 - 2.60	5.64 - 8.10
BHFTI Invesco Comstock	2020	52,488,938	1.77 - 3.63	137,078,924	2.22	0.30 - 2.75	(3.21) - (0.80)
Subaccount	2019	56,832,658	1.82 - 3.67	152,074,044	2.13	0.30 - 2.75	21.57 - 24.58
	2018	63,737,613	1.50 - 2.95	138,849,069	0.64	0.30 - 2.75	(14.55) - (12.42)
	2017	72,375,071	1.75 - 3.38	182,616,256	2.26	0.30 - 2.75	14.83 - 17.67
	2016	83,913,220	1.52 - 2.88	182,714,519	2.55	0.30 - 2.75	14.12 - 16.95
BHFTI Invesco Global Equity	2020	130,926,591	2.04 - 4.56	359,649,007	0.83	0.30 - 2.70	24.18 - 27.20
Subaccount	2019	144,505,215	1.64 - 3.64	314,384,723	0.98	0.30 - 2.70	28.06 - 31.17
	2018	160,664,481	1.28 - 2.81	268,404,523	1.17	0.30 - 2.70	(15.47) - (13.41)
	2017	177,903,929	1.51 - 3.29	345,629,105	1.05	0.30 - 2.70	33.10 - 36.32
	2016	199,205,510	1.13 - 2.45	285,997,810	1.11	0.30 - 2.70	(2.44) - (0.07)
BHFTI Invesco Small Cap Growth	2020	3,049,133	3.96 - 7.32	16,747,297	0.07	0.30 - 2.60	52.73 - 56.77
Subaccount	2019	3,593,417	2.58 - 4.74	12,738,892	—	0.30 - 2.60	21.22 - 24.26
	2018	4,114,781	2.12 - 3.87	11,843,374	—	0.30 - 2.60	(11.40) - (9.05)
	2017	4,505,102	2.38 - 4.32	14,475,753	—	0.30 - 2.60	22.13 - 25.23
	2016	5,001,924	1.94 - 3.50	12,959,914	—	0.30 - 2.60	8.57 - 11.39
BHFTI JPMorgan Small Cap Value	2020	3,390,292	2.00 - 2.70	8,465,126	1.38	0.30 - 2.60	3.61 - 6.02
Subaccount	2019	3,563,421	1.92 - 2.57	8,476,557	1.39	0.30 - 2.60	16.46 - 19.17
	2018	4,117,827	1.64 - 2.18	8,290,881	1.33	0.30 - 2.60	(15.99) - (14.02)
	2017	4,789,787	1.94 - 2.56	11,367,369	1.33	0.30 - 2.60	0.97 - 3.31
	2016	5,064,644	1.90 - 2.50	11,768,551	1.85	0.30 - 2.60	27.50 - 30.46
BHFTI Loomis Sayles Global	2020	11,429,150	4.06 - 11.89	133,723,909	0.92	0.60 - 1.30	13.62 - 14.42
Allocation Subaccount	2019	12,653,433	3.57 - 10.46	130,123,820	1.74	0.60 - 1.30	26.21 - 27.10
	2018	14,244,848	2.83 - 8.28	116,130,303	2.11	0.60 - 1.30	(6.43) - (5.77)
	2017	15,823,517	3.02 - 8.85	137,653,578	1.61	0.60 - 1.30	21.74 - 22.60
	2016	17,610,274	2.48 - 7.26	125,927,258	1.93	0.60 - 1.30	3.67 - 4.40
BHFTI Loomis Sayles Growth	2020	40,644,387	1.70 - 21.46	535,699,103	0.83	0.30 - 2.60	28.86 - 32.14
Subaccount	2019	45,285,728	1.32 - 16.40	454,235,912	1.05	0.30 - 2.60	20.42 - 23.46
	2018	51,154,762	1.10 - 13.41	414,799,286	0.81	0.30 - 2.60	(9.45) - (7.09)
	2017	57,292,688	1.21 - 14.57	501,767,709	0.94	0.30 - 2.60	15.39 - 18.34
	2016	64,680,298	1.05 - 12.43	478,123,942	0.66	0.30 - 2.60	0.06 - 2.68
BHFTI MetLife Multi-Index	2020	11,229	16.37 - 17.54	191,444	2.16	0.30 - 1.15	5.34 - 6.24
Targeted Risk Subaccount	2019	9,601	15.54 - 16.51	154,590	2.15	0.30 - 1.15	20.32 - 21.35
	2018	7,608	12.91 - 13.36	101,299	1.71	0.60 - 1.15	(8.25) - (7.74)
	2017	6,753	14.07 - 14.48	96,752	1.48	0.60 - 1.15	14.23 - 14.85
	2016	9,395	12.32 - 12.61	117,266	1.09	0.60 - 1.15	3.17 - 3.74
BHFTI MFS® Research	2020	23,270,099	1.56 - 3.01	51,739,812	2.22	0.30 - 2.65	10.05 - 12.68
International Subaccount	2019	25,096,575	1.42 - 2.66	50,063,291	1.35	0.30 - 2.65	24.96 - 27.93
	2018	29,057,675	1.14 - 2.11	45,817,411	1.96	0.30 - 2.65	(16.26) - (14.25)
	2017	31,900,957	1.36 - 2.50	59,333,834	1.75	0.30 - 2.65	24.81 - 27.77
	2016	36,740,233	1.09 - 1.99	53,978,694	2.00	0.30 - 2.65	(3.47) - (1.17)

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Morgan Stanley Discovery	2020	2,247,711	5.52 - 15.30	19,200,216	—	0.30 - 2.60	146.62 - 152.36
Subaccount	2019	2,823,184	2.22 - 6.14	9,792,076	—	0.30 - 2.60	36.53 - 39.71
	2018	3,496,322	1.61 - 4.46	8,695,925	—	0.30 - 2.60	7.31 - 9.82
	2017	4,084,676	1.49 - 4.11	9,509,065	0.27	0.30 - 2.60	36.33 - 39.49
	2016	4,381,117	1.08 - 2.99	7,516,054	—	0.30 - 2.60	(10.81) - (8.73)
BHFTI PIMCO Inflation	2020	25,848,721	1.25 - 1.83	40,701,387	2.98	0.30 - 2.75	8.67 - 11.52
Protected Bond Subaccount	2019	27,065,624	1.15 - 1.64	38,613,564	3.63	0.30 - 2.75	5.49 - 8.16
	2018	30,239,957	1.09 - 1.51	40,399,388	1.80	0.30 - 2.75	(4.93) - (2.42)
	2017	32,003,367	1.15 - 1.56	44,339,886	1.77	0.30 - 2.75	0.82 - 3.50
	2016	35,307,807	1.14 - 1.52	48,063,859	—	0.30 - 2.75	2.29 - 4.85
BHFTI PIMCO Total Return	2020	75,518,667	1.41 - 2.53	138,373,579	3.81	0.30 - 2.70	5.62 - 8.19
Subaccount	2019	78,582,880	1.34 - 2.35	135,396,335	2.88	0.30 - 2.70	5.57 - 8.14
	2018	89,062,869	1.27 - 2.18	144,076,290	1.36	0.30 - 2.70	(2.90) - (0.53)
	2017	98,723,354	1.30 - 2.20	163,277,023	1.76	0.30 - 2.70	1.72 - 4.19
	2016	108,989,879	1.28 - 2.11	175,865,002	2.58	0.30 - 2.75	(0.17) - 2.30
BHFTI Schroders Global	2020	5,315	14.51 - 15.50	80,394	1.69	0.30 - 1.15	0.94 - 1.80
Multi-Asset Subaccount	2019	5,741	14.38 - 15.22	85,566	1.27	0.30 - 1.15	20.10 - 21.13
(Commenced 4/27/2016 and began transactions in 2018)	2018	3,736	11.97 - 12.57	46,120	1.33	0.30 - 1.15	(6.39) - (5.85)
BHFTI SSGA Growth and	2020	49,561,039	2.04	100,953,217	2.67	1.25	8.46
Income ETF Subaccount	2019	53,069,377	1.88	99,668,070	2.33	1.25	18.12
	2018	58,083,774	1.59	92,348,751	2.33	1.25	(7.69)
	2017	64,046,553	1.72	110,308,883	2.43	1.25	14.42
	2016	69,381,250	1.51	104,433,234	2.34	1.25	4.47
BHFTI SSGA Growth ETF	2020	67,076,358	2.10	141,014,656	2.41	1.25	9.37
Subaccount	2019	72,169,512	1.92	138,723,949	1.96	1.25	20.92
	2018	77,737,637	1.59	123,572,685	2.03	1.25	(9.89)
	2017	84,156,265	1.76	148,452,972	2.09	1.25	18.15
	2016	91,144,360	1.49	136,076,571	2.15	1.25	5.55
BHFTI T. Rowe Price Large Cap	2020	124,173,096	1.36 - 12.61	312,097,691	2.43	0.30 - 2.70	0.00 - 2.69
Value Subaccount	2019	133,926,038	1.36 - 12.38	333,726,536	2.12	0.30 - 2.70	0.00 - 26.24
	2018	149,819,774	1.36 - 9.88	299,862,560	1.83	0.30 - 2.70	(11.59) - 0.00
	2017	167,544,150	1.63 - 10.98	375,860,857	2.06	0.30 - 2.70	13.84 - 16.72
	2016	188,277,959	1.36 - 9.48	366,994,258	2.85	0.30 - 2.75	0.00 - 15.71
BHFTI T. Rowe Price Mid Cap	2020	365,293	2.77 - 5.42	1,654,828	0.03	1.55 - 2.65	20.67 - 22.01
Growth Subaccount	2019	441,042	2.30 - 4.44	1,619,265	0.03	1.55 - 2.65	27.64 - 29.05
	2018	454,756	1.80 - 3.44	1,275,411	—	1.55 - 2.65	(4.76) - (3.70)
	2017	515,398	1.89 - 3.57	1,483,222	—	1.55 - 2.65	21.49 - 22.83
	2016	559,197	1.55 - 2.91	1,310,449	—	1.55 - 2.65	3.44 - 4.58
BHFTI Victory Sycamore Mid	2020	15,488,754	1.63 - 3.66	31,721,164	1.46	0.30 - 2.65	4.82 - 7.32
Cap Value Subaccount	2019	16,842,655	1.55 - 3.46	32,723,668	1.13	0.30 - 2.65	25.61 - 28.60
	2018	19,084,211	1.24 - 2.72	29,300,344	0.60	0.30 - 2.65	(12.51) - (10.42)
	2017	21,415,273	1.41 - 3.08	37,197,594	0.97	0.30 - 2.65	6.62 - 9.15
	2016	25,100,728	1.32 - 2.86	40,718,448	0.68	0.30 - 2.65	12.48 - 15.16

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII BlackRock Bond Income	2020	64,844,578	1.19 - 2.64	111,079,654	3.54	0.30 - 2.75	5.50 - 8.27
Subaccount	2019	65,840,601	1.13 - 2.47	105,679,169	3.67	0.30 - 2.75	6.69 - 9.50
	2018	71,016,285	1.06 - 2.28	105,252,233	3.33	0.30 - 2.75	(3.23) - (0.66)
	2017	80,540,234	1.10 - 2.31	121,551,846	3.06	0.30 - 2.75	1.14 - 3.79
	2016	89,821,850	1.08 - 2.25	132,434,541	3.12	0.30 - 2.75	0.18 - 2.81
BHFTII BlackRock Capital	2020	55,046,836	2.52 - 12.34	250,131,341	—	0.30 - 2.60	36.96 - 40.24
Appreciation Subaccount	2019	61,999,647	1.82 - 8.88	201,388,951	0.21	0.30 - 2.60	29.39 - 32.45
	2018	70,400,985	1.39 - 6.77	172,931,439	0.12	0.30 - 2.65	(0.28) - 2.12
	2017	80,040,866	1.38 - 6.69	191,718,105	0.10	0.30 - 2.65	30.31 - 33.53
	2016	90,233,992	1.04 - 5.06	162,582,117	—	0.30 - 2.65	(2.62) - (0.21)
BHFTII BlackRock Ultra-Short	2020	158,395,101	0.78 - 2.27	174,926,731	1.88	0.30 - 2.70	(2.44) - 0.13
Term Bond Subaccount	2019	151,309,257	0.80 - 2.30	169,913,120	1.73	0.30 - 2.70	(0.79) - 1.82
	2018	151,783,168	0.81 - 2.28	169,166,349	0.98	0.30 - 2.75	(1.12) - 1.50
	2017	163,187,513	0.81 - 2.27	181,229,925	0.30	0.30 - 2.75	(1.99) - 0.59
	2016	191,490,336	0.83 - 2.28	213,922,334	0.05	0.30 - 2.75	(2.51) - 0.05
BHFTII Brighthouse Asset	2020	9,020,905	1.42 - 1.98	14,956,676	2.84	0.30 - 2.50	6.81 - 9.19
Allocation 20 Subaccount	2019	9,547,604	1.33 - 1.81	14,585,014	2.15	0.30 - 2.50	8.98 - 11.40
	2018	10,769,566	1.22 - 1.63	14,978,712	2.17	0.30 - 2.50	(5.03) - (2.90)
	2017	12,549,984	1.29 - 1.68	18,176,787	2.10	0.30 - 2.50	4.30 - 6.61
	2016	14,708,245	1.23 - 1.57	20,218,985	3.19	0.30 - 2.50	1.95 - 4.22
BHFTII Brighthouse Asset	2020	29,666,140	1.53 - 2.19	54,811,500	2.67	0.30 - 2.60	8.18 - 10.70
Allocation 40 Subaccount	2019	31,633,117	1.42 - 1.98	53,322,086	2.20	0.30 - 2.60	12.63 - 15.25
	2018	35,459,039	1.26 - 1.72	52,552,153	2.01	0.30 - 2.60	(6.87) - (4.69)
	2017	40,415,605	1.36 - 1.80	63,546,568	2.02	0.30 - 2.55	7.86 - 10.31
	2016	47,542,265	1.26 - 1.63	68,509,133	3.55	0.30 - 2.55	3.42 - 5.77
BHFTII Brighthouse Asset	2020	210,842,618	1.60 - 2.40	421,214,063	2.19	0.30 - 2.85	10.64 - 13.51
Allocation 60 Subaccount	2019	229,881,665	1.45 - 2.11	409,035,369	1.94	0.30 - 2.85	16.07 - 19.07
	2018	252,977,971	1.25 - 1.78	382,433,316	1.64	0.30 - 2.85	(8.78) - (6.41)
	2017	277,446,396	1.37 - 1.90	453,115,632	1.74	0.30 - 2.85	11.52 - 14.39
	2016	313,013,101	1.23 - 1.66	452,209,477	3.14	0.30 - 2.85	4.10 - 6.78
BHFTII Brighthouse Asset	2020	306,335,458	1.70 - 2.60	636,689,661	1.81	0.30 - 2.90	13.25 - 16.24
Allocation 80 Subaccount	2019	329,812,163	1.50 - 2.23	597,822,346	1.75	0.30 - 2.90	20.19 - 23.36
	2018	352,665,496	1.25 - 1.81	526,419,487	1.30	0.30 - 2.90	(10.75) - (8.39)
	2017	376,643,089	1.40 - 1.98	622,556,295	1.54	0.30 - 2.90	15.77 - 18.80
	2016	406,853,909	1.21 - 1.66	574,285,819	2.94	0.30 - 2.90	5.05 - 7.82
BHFTII Brighthouse/Artisan	2020	346,188	3.91 - 4.42	1,443,362	0.70	1.40 - 2.10	3.77 - 4.50
Mid Cap Value Subaccount	2019	369,215	3.76 - 4.23	1,479,094	0.51	1.40 - 2.10	20.87 - 21.72
	2018	398,727	3.11 - 3.47	1,320,037	0.39	1.40 - 2.10	(15.23) - (14.63)
	2017	473,217	3.67 - 4.07	1,833,989	0.49	1.40 - 2.10	10.21 - 10.98
	2016	487,877	3.33 - 3.67	1,708,962	0.87	1.40 - 2.10	20.10 - 20.95
BHFTII Brighthouse/Dimensional	2020	332,389	2.39 - 2.64	842,253	2.44	1.70 - 2.50	6.10 - 6.95
International Small Company	2019	322,203	2.25 - 2.47	766,342	1.02	1.70 - 2.50	20.00 - 20.96
Subaccount	2018	350,947	1.88 - 2.04	692,783	2.35	1.70 - 2.50	(22.54) - (21.91)
	2017	315,726	2.43 - 2.61	802,655	1.67	1.70 - 2.50	27.24 - 28.25
	2016	273,940	1.91 - 2.04	543,802	2.61	1.70 - 2.50	3.21 - 4.04

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Brighthouse/Wellington	2020	44,766,862	2.13 - 5.95	244,102,740	2.22	0.30 - 2.65	14.37 - 17.37
Balanced Subaccount	2019	48,267,244	1.86 - 5.12	226,374,860	2.20	0.30 - 2.65	19.51 - 22.62
	2018	53,548,074	1.56 - 4.22	207,016,147	1.76	0.30 - 2.65	(6.53) - (4.05)
	2017	58,824,155	1.66 - 4.44	239,161,037	1.91	0.30 - 2.65	11.86 - 14.80
	2016	64,591,245	1.49 - 3.90	230,965,585	2.75	0.30 - 2.65	3.95 - 6.67
BHFTII Brighthouse/Wellington Core	2020	30,172,832	2.26 - 96.71	110,425,459	1.50	0.30 - 2.65	8.06 - 10.94
Equity Opportunities Subaccount	2019	34,108,316	2.09 - 87.94	114,009,727	1.50	0.30 - 2.65	27.23 - 30.55
	2018	39,171,051	1.64 - 67.95	102,413,865	1.63	0.30 - 2.65	(2.97) - (0.39)
	2017	45,507,098	1.67 - 68.81	120,932,383	1.45	0.30 - 2.65	15.71 - 18.71
	2016	52,226,552	1.43 - 58.47	118,746,402	1.72	0.30 - 2.65	0.53 - 7.02
BHFTII Frontier Mid Cap Growth	2020	30,104,951	1.77 - 5.00	89,256,383	—	0.30 - 2.70	27.94 - 31.20
Subaccount	2019	32,929,142	1.37 - 3.82	75,545,157	—	0.30 - 2.70	29.36 - 32.61
	2018	37,053,486	1.05 - 2.89	64,833,991	—	0.30 - 2.70	(8.38) - (6.05)
	2017	41,185,332	1.13 - 3.13	77,610,257	—	0.30 - 2.70	21.68 - 24.76
	2016	46,769,889	0.92 - 2.54	71,558,936	—	0.30 - 2.70	2.41 - 4.98
BHFTII Jennison Growth	2020	153,242,334	2.53 - 6.98	600,180,660	0.20	0.30 - 2.70	52.20 - 56.33
Subaccount	2019	169,679,169	1.64 - 4.53	429,253,466	0.42	0.30 - 2.70	28.97 - 32.43
	2018	188,452,697	1.26 - 3.47	363,480,340	0.32	0.30 - 2.70	(2.57) - 0.05
	2017	208,309,436	1.27 - 3.51	405,643,359	0.28	0.30 - 2.70	33.35 - 36.91
	2016	230,334,406	0.94 - 2.60	330,843,366	0.26	0.30 - 2.70	(3.86) - (0.13)
BHFTII Loomis Sayles Small	2020	251,717	6.45 - 7.99	1,842,313	—	1.70 - 2.50	9.02 - 9.90
Cap Core Subaccount	2019	244,753	5.92 - 7.27	1,638,105	—	1.70 - 2.50	22.14 - 23.12
	2018	257,659	4.85 - 5.90	1,406,195	—	1.70 - 2.50	(13.50) - (12.80)
	2017	233,617	5.60 - 6.77	1,468,973	0.05	1.70 - 2.50	12.13 - 13.03
	2016	125,626	5.00 - 5.99	695,462	0.06	1.70 - 2.50	16.04 - 16.97
BHFTII MetLife Aggregate	2020	18,077,676	1.56 - 2.95	50,124,144	2.99	0.30 - 1.30	5.82 - 6.89
Bond Index Subaccount	2019	18,995,114	1.48 - 2.78	49,551,346	3.19	0.30 - 1.30	7.23 - 8.31
	2018	21,376,472	1.38 - 2.59	51,926,708	3.03	0.30 - 1.30	(1.47) - (0.48)
	2017	23,403,576	1.40 - 2.63	57,551,248	2.92	0.30 - 1.30	1.93 - 2.95
	2016	25,927,617	1.37 - 2.58	62,459,481	2.77	0.30 - 1.30	1.03 - 2.04
BHFTII MetLife Mid Cap	2020	4,983,294	2.92 - 52.65	17,812,461	1.40	0.30 - 1.25	11.77 - 12.73
Stock Index Subaccount	2019	5,500,355	2.60 - 46.71	16,820,113	1.35	0.30 - 1.25	24.10 - 25.16
	2018	6,446,927	2.09 - 37.32	15,350,273	1.23	0.30 - 1.25	(12.58) - (11.83)
	2017	7,333,867	2.39 - 42.33	19,314,230	1.34	0.30 - 1.25	14.28 - 15.26
	2016	7,950,996	2.09 - 36.72	17,822,009	1.27	0.30 - 1.25	18.71 - 19.72
BHFTII MetLife MSCI EAFE®	2020	15,901,807	1.30 - 3.21	45,600,966	3.14	0.30 - 1.60	6.13 - 7.52
Index Subaccount	2019	17,083,332	1.23 - 3.01	45,870,914	2.69	0.30 - 1.60	20.00 - 21.57
	2018	18,728,366	1.02 - 2.50	41,661,089	3.02	0.30 - 1.60	(15.29) - (14.17)
	2017	20,185,195	1.21 - 2.94	52,579,273	2.69	0.30 - 1.60	22.93 - 24.53
	2016	22,174,074	0.98 - 2.39	46,547,113	2.63	0.30 - 1.60	(0.27) - 1.04
BHFTII MetLife Russell 2000®	2020	15,452,574	3.26 - 7.63	106,535,021	1.35	0.30 - 1.65	17.66 - 19.26
Index Subaccount	2019	17,116,080	2.77 - 6.46	99,890,207	1.19	0.30 - 1.65	23.57 - 25.24
	2018	19,151,054	2.24 - 5.20	89,981,408	1.12	0.30 - 1.65	(12.44) - (11.24)
	2017	20,998,581	2.56 - 5.92	112,322,154	1.21	0.30 - 1.65	12.80 - 14.33
	2016	23,491,682	2.27 - 5.23	110,619,177	1.38	0.30 - 1.65	19.30 - 20.92

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife Stock Index	2020	267,736,911	2.28 - 69.29	932,920,782	1.85	0.28 - 3.50	13.92 - 17.77
Subaccount	2019	293,791,316	1.92 - 59.26	876,394,842	2.12	0.28 - 3.50	26.52 - 30.78
	2018	327,389,149	1.57 - 45.64	755,196,430	1.78	0.28 - 3.50	(7.99) - (4.87)
	2017	361,289,220	1.64 - 48.32	884,599,164	1.75	0.28 - 3.50	17.25 - 21.20
	2016	399,744,544	1.40 - 40.16	818,490,354	1.98	0.28 - 3.50	7.70 - 11.36
BHFTII MFS® Total Return	2020	86,823,842	1.52 - 5.57	284,958,886	2.28	0.30 - 2.75	6.51 - 9.21
Subaccount	2019	94,435,263	1.43 - 5.15	288,485,569	2.19	0.30 - 2.75	16.81 - 19.77
	2018	107,311,664	1.22 - 4.34	277,060,117	2.13	0.30 - 2.75	(8.38) - (6.04)
	2017	121,012,734	1.33 - 4.66	336,697,082	2.35	0.30 - 2.75	9.13 - 11.89
	2016	138,074,749	1.22 - 4.20	347,116,215	2.73	0.30 - 2.75	5.97 - 8.65
BHFTII MFS® Value	2020	34,704,830	1.74 - 3.90	109,929,207	1.95	0.30 - 2.65	0.99 - 3.65
Subaccount	2019	37,952,195	1.73 - 3.76	117,774,514	1.89	0.30 - 2.65	26.51 - 29.74
	2018	43,397,961	1.36 - 2.90	105,118,219	1.48	0.30 - 2.65	(12.56) - (10.32)
	2017	47,045,537	1.56 - 3.26	128,018,025	2.01	0.30 - 2.65	14.57 - 17.65
	2016	54,400,150	1.36 - 2.83	126,985,750	2.24	0.30 - 2.75	11.00 - 14.05
BHFTII Neuberger Berman	2020	12,918,981	2.23 - 7.32	59,097,124	0.15	0.30 - 2.65	21.49 - 24.73
Genesis Subaccount	2019	15,001,058	1.83 - 5.88	54,842,256	0.20	0.30 - 2.65	26.02 - 29.29
	2018	17,310,381	1.44 - 4.56	49,617,508	0.31	0.30 - 2.65	(9.43) - (6.98)
	2017	19,224,324	1.58 - 4.92	59,769,456	0.38	0.30 - 2.65	12.48 - 15.41
	2016	22,363,400	1.40 - 4.28	61,097,301	0.43	0.30 - 2.65	15.30 - 18.33
BHFTII T. Rowe Price Large	2020	17,957,890	3.44 - 7.31	79,350,326	0.03	0.30 - 2.65	33.13 - 36.23
Cap Growth Subaccount	2019	19,835,567	2.58 - 5.37	65,039,439	0.20	0.30 - 2.65	27.24 - 30.20
	2018	22,058,904	2.03 - 4.12	55,949,934	0.22	0.30 - 2.65	(3.71) - (1.45)
	2017	24,505,822	2.11 - 4.18	63,630,978	0.10	0.30 - 2.65	30.06 - 33.08
	2016	26,687,817	1.62 - 3.14	52,673,898	—	0.30 - 2.65	(1.07) - 1.23
BHFTII T. Rowe Price Small	2020	27,703,714	3.08 - 7.31	130,165,373	—	0.30 - 2.65	20.79 - 23.67
Cap Growth Subaccount	2019	30,420,959	2.55 - 5.93	116,605,680	—	0.30 - 2.65	29.36 - 32.44
	2018	34,048,706	1.97 - 4.49	99,301,511	—	0.30 - 2.65	(9.23) - (7.06)
	2017	37,310,815	2.17 - 4.84	118,103,918	0.07	0.30 - 2.65	19.34 - 22.17
	2016	41,499,662	1.82 - 3.98	108,651,167	0.03	0.30 - 2.65	8.57 - 11.15
BHFTII Western Asset	2020	21,792,356	1.44 - 52.68	127,209,010	5.88	0.30 - 2.75	3.87 - 6.59
Management Strategic Bond	2019	22,930,953	1.38 - 49.42	130,550,552	4.83	0.30 - 2.75	11.20 - 14.14
Opportunities Subaccount	2018	26,066,458	1.24 - 43.29	133,489,367	5.34	0.30 - 2.75	(6.54) - (4.09)
	2017	29,601,617	1.32 - 45.14	161,437,591	3.86	0.30 - 2.75	5.06 - 7.90
	2016	32,467,046	1.25 - 41.83	170,890,372	2.14	0.30 - 2.75	3.17 - 7.29
BHFTII Western Asset	2020	33,522,576	1.09 - 2.83	57,214,870	3.14	0.15 - 2.45	2.69 - 5.09
Management U.S. Government	2019	34,568,327	1.06 - 2.71	57,126,008	2.73	0.15 - 2.45	3.46 - 5.87
Subaccount	2018	39,125,839	1.02 - 2.59	61,098,385	2.32	0.15 - 2.45	(1.49) - 0.82
	2017	44,189,926	1.04 - 2.59	68,510,028	2.66	0.15 - 2.45	(0.53) - 1.78
	2016	49,146,509	1.04 - 2.57	75,272,260	2.62	0.15 - 2.45	(1.17) - 1.13
BNY Mellon Sustainable U.S.	2020	291,006	3.10 - 3.67	973,341	0.90	1.55 - 2.50	20.79 - 21.95
Equity Subaccount	2019	247,250	2.57 - 3.01	682,990	1.26	1.55 - 2.50	30.70 - 31.95
	2018	251,679	1.73 - 2.28	529,454	1.47	1.55 - 2.65	(7.15) - (6.11)
	2017	246,933	1.86 - 2.43	553,728	0.92	1.55 - 2.65	12.04 - 13.28
	2016	252,898	1.66 - 2.14	503,431	1.02	1.55 - 2.65	7.20 - 8.38

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Delaware VIP® Small Cap Value	2020	1,825,639	3.77 - 6.70	8,517,325	1.37	0.30 - 1.30	(3.17) - (2.20)
Subaccount	2019	1,950,909	3.85 - 6.87	9,419,075	1.08	0.30 - 1.30	26.49 - 27.76
	2018	2,189,895	3.02 - 5.40	8,251,064	0.86	0.30 - 1.30	(17.80) - (16.97)
	2017	2,506,672	3.63 - 6.52	11,407,245	0.86	0.30 - 1.30	10.61 - 11.72
	2016	2,764,340	3.25 - 5.85	11,287,261	0.98	0.30 - 1.30	29.71 - 31.01
DWS Small Mid Cap Value VIP	2020	1,006,067	2.13 - 3.35	3,000,310	1.12	1.55 - 2.65	(3.70) - (2.63)
Subaccount	2019	1,109,069	2.21 - 3.44	3,442,628	0.36	1.55 - 2.65	17.83 - 19.13
	2018	1,228,018	1.87 - 2.89	3,204,277	0.99	1.55 - 2.65	(18.53) - (17.62)
	2017	1,290,516	2.30 - 3.51	4,107,166	0.38	1.55 - 2.65	7.26 - 8.44
	2016	1,431,523	2.14 - 3.24	4,233,440	0.24	1.55 - 2.65	13.42 - 14.68
Fidelity® VIP Contrafund	2020	44,529,584	3.20 - 5.54	223,915,495	0.09	0.30 - 2.65	26.82 - 29.84
Subaccount	2019	49,988,801	2.51 - 4.31	195,661,753	0.23	0.30 - 2.65	27.84 - 30.88
	2018	57,487,411	1.96 - 3.32	173,689,860	0.45	0.30 - 2.65	(9.10) - (6.92)
	2017	64,652,989	2.14 - 3.61	212,284,338	0.78	0.30 - 2.65	18.42 - 21.22
	2016	73,454,530	1.80 - 3.00	200,953,161	0.62	0.30 - 2.65	4.91 - 7.41
Fidelity® VIP Dynamic Capital	2020	542,634	3.18 - 5.89	2,284,013	0.04	0.30 - 2.35	30.24 - 32.94
Appreciation Subaccount	2019	560,124	2.42 - 4.43	1,791,623	0.38	0.30 - 2.45	26.68 - 29.43
	2018	628,126	1.89 - 3.43	1,565,732	0.34	0.30 - 2.50	(7.52) - (5.45)
	2017	699,361	2.02 - 3.62	1,870,222	0.62	0.30 - 2.50	20.46 - 23.13
	2016	826,298	1.66 - 2.94	1,801,247	0.69	0.30 - 2.50	0.12 - 2.35
Fidelity® VIP Equity-Income	2020	31,565,480	2.34 - 6.86	208,554,867	1.79	0.30 - 1.90	4.43 - 6.37
Subaccount	2019	34,706,180	2.24 - 6.51	217,669,778	1.97	0.30 - 1.90	24.72 - 27.06
	2018	38,772,632	1.80 - 5.17	192,945,322	2.21	0.30 - 1.90	(10.27) - (8.57)
	2017	42,812,375	2.00 - 5.71	235,072,085	1.67	0.30 - 1.90	10.54 - 12.56
	2016	47,642,339	1.81 - 5.12	233,851,528	2.27	0.30 - 1.90	15.49 - 17.66
Fidelity® VIP Freedom 2020	2020	317,827	2.35 - 2.75	795,487	1.17	0.30 - 1.30	13.24 - 14.38
Subaccount	2019	231,752	2.12 - 2.41	510,654	1.96	0.30 - 1.15	18.51 - 19.52
	2018	198,054	1.79 - 2.01	366,988	1.48	0.30 - 1.15	(7.16) - (6.36)
	2017	161,933	1.93 - 2.15	321,970	1.40	0.30 - 1.15	14.93 - 15.91
	2016	242,680	1.68 - 1.85	425,855	1.67	0.30 - 1.15	4.59 - 5.49
Fidelity® VIP Freedom 2025	2020	559,448	2.60 - 2.97	1,510,878	0.95	0.30 - 1.15	14.35 - 15.33
Subaccount	2019	603,881	2.28 - 2.58	1,425,633	2.09	0.30 - 1.15	20.12 - 21.15
	2018	482,273	1.90 - 2.13	942,996	2.26	0.30 - 1.15	(7.85) - (7.06)
	2017	160,567	2.06 - 2.21	339,959	1.12	0.60 - 1.15	16.23 - 16.87
	2016	181,641	1.77 - 1.89	335,281	1.67	0.60 - 1.15	4.77 - 5.35
Fidelity® VIP Freedom 2030	2020	336,207	2.63 - 3.08	944,547	0.99	0.30 - 1.30	15.13 - 16.29
Subaccount	2019	417,319	2.29 - 2.65	1,034,669	2.38	0.30 - 1.30	22.51 - 23.74
	2018	286,413	1.87 - 2.05	563,583	1.17	0.60 - 1.30	(9.25) - (8.61)
	2017	249,380	2.10 - 2.33	540,637	1.39	0.30 - 1.15	19.32 - 20.33
	2016	298,697	1.76 - 1.94	561,340	1.34	0.30 - 1.15	5.16 - 6.06
Fidelity® VIP Freedom 2040	2020	103,682	3.76 - 4.16	404,352	0.90	0.30 - 1.15	17.63 - 18.63
Subaccount	2019	73,176	3.20 - 3.50	242,007	1.76	0.30 - 1.15	26.77 - 27.85
	2018	61,131	2.52 - 2.74	157,143	1.00	0.30 - 1.15	(11.16) - (10.39)
	2017	43,802	2.84 - 3.06	126,195	1.15	0.30 - 1.15	21.89 - 22.93
	2016	26,379	2.33 - 2.49	62,152	1.60	0.30 - 1.15	5.31 - 6.21

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP Freedom 2050	2020	217,368	3.84 - 4.25	865,948	0.80	0.30 - 1.15	17.63 - 18.64
Subaccount	2019	141,041	3.27 - 3.58	476,052	1.46	0.30 - 1.15	26.75 - 27.83
	2018	140,023	2.58 - 2.80	371,752	1.46	0.30 - 1.15	(11.16) - (10.40)
	2017	38,641	2.90 - 3.12	114,743	1.55	0.30 - 1.15	21.90 - 22.93
	2016	19,737	2.38 - 2.54	47,803	3.14	0.30 - 1.15	5.34 - 6.24
Fidelity® VIP FundsManager 60%	2020	39,285,876	17.45 - 21.04	697,114,674	1.06	0.70 - 2.10	12.73 - 14.32
Subaccount	2019	40,912,426	15.48 - 18.41	643,235,435	1.52	0.70 - 2.10	17.98 - 19.65
	2018	42,848,800	13.12 - 15.39	570,284,109	1.23	0.70 - 2.10	(8.39) - (7.10)
	2017	44,882,793	14.32 - 16.56	651,221,411	1.09	0.70 - 2.10	14.56 - 16.17
	2016	46,892,598	12.50 - 14.26	593,192,621	1.27	0.70 - 2.10	2.61 - 4.06
Fidelity® VIP High Income	2020	3,759,086	2.21 - 3.90	14,618,428	4.92	0.95 - 1.30	1.42 - 1.77
Subaccount	2019	4,148,603	2.18 - 3.85	15,896,086	5.01	0.95 - 1.30	13.62 - 14.02
	2018	4,644,052	1.92 - 3.38	15,648,435	5.39	0.95 - 1.30	(4.54) - (4.20)
	2017	5,206,840	2.01 - 3.54	18,374,730	5.17	0.95 - 1.30	5.56 - 5.93
	2016	5,826,650	1.90 - 3.36	19,469,815	5.27	0.95 - 1.30	13.13 - 13.52
Fidelity® VIP Mid Cap	2020	47,677,976	2.68 - 5.74	235,076,664	0.40	0.30 - 2.65	14.78 - 17.51
Subaccount	2019	52,387,758	2.33 - 4.90	221,566,211	0.67	0.30 - 2.65	19.95 - 22.80
	2018	57,879,679	1.93 - 4.00	200,990,838	0.39	0.30 - 2.65	(17.02) - (15.03)
	2017	63,984,525	2.32 - 4.72	263,863,750	0.48	0.30 - 2.65	17.39 - 20.18
	2016	70,833,034	1.97 - 3.94	245,490,758	0.31	0.30 - 2.65	9.00 - 11.59
FTVIPT Franklin Income VIP	2020	5,430,914	1.65 - 7.41	13,289,039	5.83	1.30 - 2.55	(1.85) - (0.61)
Subaccount	2019	6,360,321	1.68 - 7.46	15,465,174	5.30	1.30 - 2.55	13.14 - 14.56
	2018	7,205,410	1.49 - 6.52	15,473,523	4.88	1.30 - 2.55	(6.73) - (5.55)
	2017	8,450,684	1.59 - 6.91	19,075,858	4.14	1.30 - 2.55	6.92 - 8.26
	2016	9,501,555	1.49 - 6.39	19,714,285	4.99	1.30 - 2.55	11.15 - 12.55
FTVIPT Franklin Mutual	2020	4,630,910	2.03 - 2.37	9,971,757	2.76	1.40 - 1.90	(6.84) - (6.37)
Shares VIP Subaccount	2019	5,065,548	2.18 - 2.53	11,737,530	1.79	1.40 - 1.90	20.27 - 20.87
	2018	5,820,994	1.82 - 2.09	11,189,550	2.36	1.40 - 1.90	(10.79) - (10.34)
	2017	6,577,838	2.03 - 2.33	14,138,169	2.23	1.40 - 1.90	6.31 - 6.85
	2016	7,345,721	1.91 - 2.18	14,806,916	1.95	1.40 - 1.90	13.87 - 14.44
FTVIPT Franklin Rising	2020	3,116,782	2.32 - 4.05	11,278,118	1.22	1.50 - 3.05	12.48 - 14.24
Dividends VIP Subaccount	2019	4,119,081	2.06 - 3.54	13,208,784	1.24	1.50 - 3.05	25.35 - 27.31
	2018	4,760,651	1.65 - 2.79	12,059,825	1.27	1.50 - 3.05	(7.94) - (6.50)
	2017	5,463,493	1.79 - 2.98	14,883,621	1.53	1.50 - 3.05	16.95 - 18.77
	2016	6,189,662	1.53 - 2.51	14,124,147	1.41	1.50 - 3.05	12.56 - 14.31
FTVIPT Franklin Small-Mid	2020	7,030,615	3.09 - 5.70	30,892,301	—	1.25 - 2.70	50.95 - 53.16
Cap Growth VIP Subaccount	2019	7,883,686	2.03 - 3.74	22,806,213	—	1.25 - 2.70	27.93 - 29.80
	2018	8,887,240	1.57 - 2.90	19,886,572	—	1.25 - 2.70	(7.91) - (6.55)
	2017	10,078,397	1.69 - 3.12	24,229,242	—	1.25 - 2.70	18.18 - 19.90
	2016	11,640,861	1.42 - 2.61	23,462,681	—	1.25 - 2.75	1.34 - 2.88
FTVIPT Templeton Developing	2020	5,519,321	2.70 - 4.11	16,223,290	4.15	0.30 - 1.40	15.55 - 16.83
Markets VIP Subaccount	2019	6,210,752	2.34 - 3.56	15,746,332	1.00	0.30 - 1.40	24.94 - 26.32
	2018	7,069,382	1.87 - 2.85	14,319,195	0.87	0.30 - 1.40	(16.97) - (16.05)
	2017	7,812,223	2.25 - 3.43	19,036,999	0.98	0.30 - 1.40	38.46 - 39.99
	2016	8,328,861	1.48 - 2.48	14,638,051	0.83	0.30 - 1.80	15.35 - 17.09

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
FTVIPT Templeton Foreign	2020	23,937,576	1.27 - 2.17	40,058,261	3.41	0.30 - 2.65	(3.75) - (1.45)
VIP Subaccount	2019	25,305,736	1.31 - 2.24	43,610,980	1.73	0.30 - 2.65	9.59 - 12.19
	2018	28,049,760	1.06 - 2.02	43,703,190	2.67	0.30 - 2.70	(17.71) - (15.70)
	2017	29,831,295	1.29 - 2.43	55,918,436	2.59	0.30 - 2.70	13.59 - 16.34
	2016	33,932,017	1.14 - 2.12	55,454,715	1.96	0.30 - 2.70	4.32 - 6.85
Invesco V.I. Comstock	2020	1,825,227	1.37 - 2.90	3,560,476	2.37	1.40 - 2.60	(3.41) - (2.24)
Subaccount	2019	2,006,443	1.40 - 2.97	4,072,091	1.96	1.40 - 2.60	22.09 - 23.56
	2018	2,240,752	1.14 - 2.40	3,687,615	1.63	1.40 - 2.60	(14.43) - (13.39)
	2017	2,636,942	1.31 - 2.78	4,984,389	2.02	1.40 - 2.60	14.84 - 16.22
	2016	3,342,163	1.13 - 2.39	5,383,720	1.58	1.40 - 2.60	14.29 - 15.67
Invesco V.I. Diversified Dividend	2020	327,493	1.90 - 2.40	701,857	2.79	1.60 - 2.50	(2.61) - (1.72)
Subaccount	2019	369,215	1.95 - 2.44	809,471	2.64	1.60 - 2.50	21.69 - 22.79
	2018	409,495	1.60 - 1.99	740,498	1.81	1.60 - 2.50	(10.10) - (9.29)
	2017	551,287	1.74 - 2.19	1,111,690	1.39	1.60 - 2.50	5.68 - 6.63
	2016	662,469	1.64 - 2.06	1,252,863	1.19	1.60 - 2.50	11.71 - 12.72
Invesco V.I. Equity and Income	2020	12,989,346	2.75 - 3.00	37,311,675	2.17	1.40 - 1.90	7.58 - 8.12
Subaccount	2019	14,866,988	2.55 - 2.78	39,633,770	2.26	1.40 - 1.90	17.75 - 18.34
	2018	17,005,128	2.17 - 2.35	38,404,499	1.94	1.40 - 1.90	(11.44) - (10.99)
	2017	19,267,979	2.45 - 2.64	49,006,572	1.44	1.40 - 1.90	8.70 - 9.24
	2016	21,314,043	2.25 - 2.41	49,784,834	1.62	1.40 - 1.90	12.67 - 13.24
Invesco V.I. Government Securities	2020	4,230,959	1.04 - 1.71	5,332,136	2.20	1.40 - 2.50	3.35 - 4.79
Subaccount	2019	4,326,178	1.01 - 1.63	5,279,639	2.24	1.40 - 2.50	3.14 - 4.60
	2018	4,822,600	0.98 - 1.56	5,682,200	1.90	1.40 - 2.50	(2.20) - (0.85)
	2017	5,816,467	1.00 - 1.57	6,969,659	1.84	1.40 - 2.50	(0.78) - 0.54
	2016	6,167,486	1.01 - 1.56	7,417,830	1.73	1.40 - 2.50	(1.49) - (0.18)
Invesco V.I. Managed Volatility	2020	318,634	2.30 - 2.97	857,183	2.07	1.55 - 2.65	(4.08) - (3.01)
Subaccount	2019	368,611	2.39 - 3.06	1,028,283	1.35	1.55 - 2.65	15.48 - 16.76
	2018	452,625	2.07 - 2.62	1,089,586	1.69	1.55 - 2.65	(13.34) - (12.38)
	2017	502,004	2.39 - 2.99	1,387,711	1.35	1.55 - 2.65	7.68 - 8.86
	2016	479,925	2.22 - 2.75	1,233,406	1.83	1.55 - 2.65	7.72 - 8.91
Invesco V.I. S&P 500 Index	2020	662,461	2.75 - 3.63	2,103,614	0.86	1.60 - 2.60	14.67 - 15.82
Subaccount	2019	1,310,790	2.39 - 3.13	3,724,378	1.22	1.55 - 2.60	27.27 - 28.61
	2018	1,323,036	1.87 - 2.44	2,944,765	1.87	1.55 - 2.60	(7.52) - (6.54)
	2017	782,152	2.01 - 2.61	1,832,641	1.42	1.55 - 2.60	17.91 - 19.15
	2016	960,831	1.70 - 2.19	1,905,676	1.46	1.55 - 2.60	8.34 - 9.49
Janus Henderson Enterprise	2020	4,419,389	2.08 - 7.46	15,348,565	—	0.30 - 2.60	16.12 - 18.83
Subaccount	2019	5,055,800	1.77 - 6.36	15,017,253	0.05	0.30 - 2.60	31.69 - 34.75
	2018	5,565,999	1.34 - 4.79	11,953,242	0.11	0.30 - 2.60	(3.23) - (0.96)
	2017	6,515,151	1.37 - 4.90	13,908,202	0.14	0.30 - 2.60	23.84 - 26.71
	2016	7,167,800	1.10 - 3.92	12,288,719	0.02	0.30 - 2.60	9.23 - 11.77
Janus Henderson Global Research	2020	185,137	1.91 - 3.23	473,149	0.54	0.30 - 1.30	18.21 - 19.40
Subaccount	2019	213,532	1.61 - 2.70	448,594	0.79	0.30 - 1.30	27.05 - 28.33
	2018	318,483	1.27 - 2.11	540,551	0.99	0.30 - 1.30	(8.29) - (7.36)
	2017	313,454	1.39 - 2.28	578,032	0.65	0.30 - 1.30	25.05 - 26.30
	2016	442,005	1.11 - 1.80	675,764	0.93	0.30 - 1.30	0.50 - 1.51

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Janus Henderson Overseas	2020	14,073,464	1.39 - 3.22	29,280,333	1.21	1.25 - 2.25	13.43 - 14.58
Subaccount	2019	15,394,547	1.22 - 2.84	28,006,536	1.82	1.25 - 2.25	23.89 - 25.13
	2018	17,322,943	0.98 - 2.29	25,260,443	1.65	1.25 - 2.50	(17.24) - (16.20)
	2017	18,998,239	1.18 - 2.77	33,244,470	1.58	1.25 - 2.50	27.59 - 29.18
	2016	21,264,741	0.92 - 2.16	28,762,285	4.68	1.25 - 2.50	(9.01) - (7.87)
LMPVET ClearBridge Variable	2020	96,731,054	2.73 - 4.57	313,062,894	0.80	0.30 - 2.60	14.70 - 17.66
Aggressive Growth Subaccount	2019	107,965,386	2.35 - 3.95	300,557,979	0.95	0.30 - 2.60	21.54 - 24.70
	2018	119,153,039	1.91 - 3.21	269,466,054	0.58	0.30 - 2.60	(10.93) - (8.62)
	2017	134,149,456	2.12 - 3.57	336,447,646	0.48	0.30 - 2.60	13.02 - 15.94
	2016	149,943,278	1.85 - 3.12	328,523,979	0.62	0.30 - 2.60	(1.65) - 0.90
LMPVET ClearBridge Variable	2020	66,212,294	2.90 - 4.82	247,156,184	1.05	0.30 - 2.70	11.71 - 14.43
Appreciation Subaccount	2019	74,261,085	2.59 - 4.26	245,243,225	1.35	0.30 - 2.70	26.41 - 29.48
	2018	84,781,289	2.05 - 3.33	218,901,424	1.22	0.30 - 2.70	(4.37) - (2.04)
	2017	96,572,458	2.14 - 3.43	257,501,920	1.16	0.30 - 2.70	16.37 - 19.19
	2016	108,364,235	1.84 - 2.91	245,202,993	1.27	0.30 - 2.70	6.85 - 9.44
LMPVET ClearBridge Variable	2020	29,032,495	2.10 - 4.00	81,060,484	1.34	0.30 - 2.75	4.57 - 7.35
Dividend Strategy Subaccount	2019	31,960,465	2.01 - 3.74	84,602,666	1.35	0.30 - 2.75	27.85 - 31.20
	2018	36,497,382	1.57 - 2.86	74,936,378	1.39	0.30 - 2.75	(7.59) - (5.14)
	2017	41,985,161	1.70 - 3.02	92,746,208	1.35	0.30 - 2.75	15.79 - 18.82
	2016	47,652,023	1.46 - 2.55	90,118,532	1.42	0.30 - 2.75	9.76 - 66.26
LMPVET ClearBridge Variable	2020	24,146,273	3.64 - 7.48	115,336,693	0.02	0.30 - 2.60	27.37 - 30.34
Large Cap Growth Subaccount	2019	27,206,910	2.86 - 5.75	100,803,314	0.35	0.30 - 2.60	28.77 - 31.77
	2018	30,132,940	2.22 - 4.38	85,877,435	0.29	0.30 - 2.70	(2.66) - (0.28)
	2017	34,020,176	2.27 - 4.41	98,400,581	0.22	0.30 - 2.70	22.43 - 25.39
	2016	38,109,335	1.84 - 3.52	89,099,797	0.50	0.30 - 2.70	4.53 - 7.07
LMPVET ClearBridge Variable	2020	31,705,933	2.30 - 4.74	92,709,708	1.37	0.30 - 2.60	2.54 - 4.93
Large Cap Value Subaccount	2019	35,189,737	2.24 - 4.53	99,406,048	1.68	0.30 - 2.60	25.58 - 28.50
	2018	40,390,179	1.79 - 3.54	89,737,968	1.47	0.30 - 2.60	(11.23) - (9.15)
	2017	45,833,043	1.99 - 3.91	113,614,584	1.34	0.30 - 2.60	11.90 - 14.49
	2016	51,880,204	1.77 - 3.42	114,104,961	1.51	0.30 - 2.60	10.10 - 12.66
LMPVET ClearBridge Variable	2020	7,934,408	2.90 - 4.49	29,452,207	0.28	1.30 - 2.70	12.27 - 13.86
Mid Cap Subaccount	2019	8,750,941	2.58 - 3.94	28,711,159	0.57	1.30 - 2.70	29.41 - 31.23
	2018	9,957,705	2.00 - 3.00	25,013,906	0.48	1.30 - 2.70	(14.86) - (13.66)
	2017	11,000,494	2.35 - 3.48	32,116,047	0.42	1.30 - 2.70	9.80 - 11.35
	2016	12,172,388	2.14 - 3.12	32,071,788	0.87	1.30 - 2.70	6.43 - 7.93
LMPVET ClearBridge Variable	2020	10,610,389	4.03 - 7.98	60,184,573	—	0.30 - 2.60	39.58 - 42.83
Small Cap Growth Subaccount	2019	12,191,433	2.89 - 5.67	48,912,248	—	0.30 - 2.60	23.62 - 26.49
	2018	13,501,466	2.34 - 4.54	43,386,308	—	0.30 - 2.60	0.77 - 3.12
	2017	15,012,882	2.32 - 4.47	47,414,500	—	0.30 - 2.60	21.09 - 23.89
	2016	17,150,904	1.92 - 3.66	44,384,618	—	0.30 - 2.60	3.09 - 5.49
LMPVET QS Variable Conservative	2020	13,745,795	2.23 - 3.22	35,358,020	2.01	1.17 - 1.90	8.87 - 9.67
Growth Subaccount	2019	16,174,699	2.05 - 2.94	37,884,033	2.08	1.17 - 1.90	15.16 - 16.00
	2018	17,662,861	1.78 - 2.53	35,760,148	2.47	1.17 - 1.90	(6.21) - (5.52)
	2017	20,110,531	1.90 - 2.68	43,196,195	2.30	1.17 - 1.90	11.42 - 12.23
	2016	23,074,759	1.70 - 2.39	44,206,329	2.28	1.17 - 1.90	5.41 - 6.18

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET QS Variable Growth	2020	7,219,730	2.22 - 3.14	17,615,015	1.59	1.17 - 1.90	9.14 - 9.94
Subaccount	2019	7,852,632	2.04 - 2.86	17,458,071	1.47	1.17 - 1.90	20.27 - 21.15
	2018	9,281,538	1.69 - 2.36	17,063,862	2.49	1.17 - 1.90	(9.78) - (9.12)
	2017	10,586,246	1.88 - 2.60	21,581,386	1.79	1.17 - 1.90	17.10 - 17.95
	2016	11,742,495	1.60 - 2.20	20,311,234	1.41	1.17 - 1.90	6.46 - 7.24
LMPVET QS Variable Moderate	2020	10,970,615	2.24 - 3.03	26,520,345	1.68	1.17 - 1.90	8.98 - 9.78
Growth Subaccount	2019	11,905,129	2.05 - 2.76	26,298,372	1.64	1.17 - 1.90	18.16 - 19.03
	2018	13,338,146	1.74 - 2.32	24,860,029	2.43	1.17 - 1.90	(8.05) - (7.37)
	2017	14,659,035	1.89 - 2.51	29,571,019	2.03	1.17 - 1.90	14.54 - 15.37
	2016	17,102,253	1.65 - 2.17	30,093,587	2.04	1.17 - 1.90	5.96 - 6.74
LMPVIT Western Asset Core	2020	18,131,417	1.96 - 3.65	45,841,550	2.07	0.30 - 2.60	6.50 - 8.98
Plus Subaccount	2019	20,194,579	1.83 - 3.38	47,360,069	4.42	0.30 - 2.60	9.29 - 11.84
	2018	22,876,891	1.67 - 3.05	48,591,233	3.50	0.30 - 2.60	(4.76) - (2.53)
	2017	25,751,135	1.75 - 3.15	56,825,306	4.21	0.30 - 2.60	3.04 - 5.43
	2016	28,322,927	1.65 - 3.02	60,157,955	2.15	0.30 - 2.60	1.86 - 4.23
LMPVIT Western Asset Variable	2020	1,614,598	1.71 - 3.00	3,673,147	3.92	1.40 - 2.60	4.55 - 5.82
Global High Yield Bond	2019	1,748,938	1.60 - 2.83	3,833,107	4.92	1.40 - 2.60	11.45 - 12.80
Subaccount	2018	2,235,410	1.43 - 2.51	4,432,351	4.84	1.40 - 2.60	(6.40) - (5.26)
	2017	2,624,916	1.53 - 2.65	5,506,595	5.14	1.40 - 2.60	5.87 - 7.15
	2016	2,810,318	1.44 - 2.47	5,438,686	5.97	1.40 - 2.60	12.64 - 14.00
Morgan Stanley VIF Growth	2020	1,942,541	6.37 - 12.73	17,275,455	—	1.40 - 2.50	111.94 - 114.29
Subaccount	2019	2,151,852	2.98 - 5.97	9,145,676	—	1.40 - 2.50	28.55 - 29.97
	2018	2,182,332	2.30 - 4.62	7,029,706	—	1.40 - 2.50	4.87 - 6.04
	2017	2,315,867	2.17 - 4.37	7,108,200	—	1.40 - 2.50	39.63 - 41.16
	2016	2,605,136	1.54 - 3.11	5,650,496	—	1.40 - 2.50	(4.06) - (3.00)
Pioneer VCT Mid Cap Value	2020	4,701,511	1.89 - 3.16	12,903,154	0.97	1.40 - 2.70	(0.85) - 0.45
Subaccount	2019	4,998,614	1.91 - 3.16	13,738,486	1.06	1.40 - 2.70	24.67 - 26.30
	2018	5,701,177	1.53 - 2.50	12,504,657	0.45	1.40 - 2.70	(21.65) - (20.62)
	2017	6,893,599	1.96 - 3.16	19,106,036	0.62	1.40 - 2.70	9.87 - 11.30
	2016	7,793,599	1.77 - 2.84	19,478,488	0.48	1.40 - 2.75	13.08 - 14.61
Pioneer VCT Real Estate	2020	1,383,144	2.19 - 3.66	4,385,408	1.52	1.55 - 2.70	(10.09) - (9.05)
Shares Subaccount	2019	1,527,159	2.41 - 4.02	5,359,753	1.90	1.55 - 2.70	24.51 - 25.94
	2018	1,813,291	1.92 - 3.19	5,099,045	2.44	1.55 - 2.70	(10.02) - (8.97)
	2017	2,056,973	2.11 - 3.51	6,348,577	2.27	1.55 - 2.70	0.56 - 1.72
	2016	2,487,870	2.08 - 3.45	7,545,087	3.21	1.55 - 2.70	3.00 - 4.19
TAP 1919 Variable Socially	2020	8,385,250	2.24 - 7.49	41,270,120	0.77	0.30 - 2.50	19.89 - 22.56
Responsive Balanced	2019	9,003,678	1.85 - 6.17	36,322,635	0.96	0.30 - 2.50	23.58 - 26.32
Subaccount	2018	9,675,047	1.48 - 4.93	31,150,846	0.97	0.30 - 2.50	(3.40) - (1.24)
	2017	10,714,035	1.51 - 5.04	35,135,405	1.03	0.30 - 2.30	14.10 - 16.40
	2016	12,016,499	1.31 - 4.37	34,122,083	0.91	0.30 - 2.30	3.82 - 5.92

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund, portfolio, or series, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series in which the Subaccount invests. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, within the underlying fund, portfolio, or series of the trusts which may have unique investment income ratios.

BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

2  These amounts represent annualized contract expenses of each of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Subaccount.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Index to Consolidated Financial Statements, Notes and Schedules

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Brighthouse Life Insurance Company and subsidiaries (the "Company") as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Liability for Future Policy Benefits — Refer to Notes 1 and 3 to the consolidated financial statements

Critical Audit Matter Description

As of December 31, 2020, the liability for future policy benefits totaled $44.3 billion, and included benefits related to variable annuity contracts with guaranteed benefit riders and universal life insurance contracts with secondary guarantees. Management regularly reviews its assumptions supporting the estimates of these actuarial liabilities and differences between actual experience and the assumptions used in pricing the policies and guarantees may require a change to the assumptions recorded at inception as well as an adjustment to the related liabilities. Updating such assumptions can result in variability of profits or the recognition of losses.

2

Given the future policy benefit obligation for these contracts is sensitive to changes in the assumptions related to general account and separate account investment returns, and policyholder behavior including mortality, lapses, premium persistency, benefit election and utilization, and withdrawals, auditing management's selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the updating of assumptions by management included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant assumptions used related to general account and separate account investment returns, and policyholder behavior including mortality, lapses, premium persistency, benefit election and utilization, and withdrawals.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the future policy benefit liability, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis, including experience studies, to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the methods and significant assumptions used by management to identify potential bias.

•  We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Deferred Acquisition Cost (DAC) — Refer to Notes 1 and 4 to the consolidated financial statements

Critical Audit Matter Description

The Company incurs and defers certain costs in connection with acquiring new and renewal insurance business. These deferred costs, amounting to $4.4 billion as of December 31, 2020, are amortized over the expected life of the policy contract in proportion to actual and expected future gross profits, premiums or margins. For deferred annuities and universal life contracts, expected future gross profits utilized in the amortization calculation are derived using assumptions such as separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. The assumptions used in the calculation of expected future gross profits are reviewed at least annually.

Given the significance of the estimates and uncertainty associated with the long-term assumptions utilized in the determination of expected future gross profits, auditing management's determination of the appropriateness of the assumptions used in the calculation of DAC amortization involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to management's determination of DAC amortization included the following, among others:

•  We tested the effectiveness of management's controls related to the determination of expected future gross profits, including those over management's review that the significant assumptions utilized related to separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals represented a reasonable estimate.

•  With assistance from our actuarial specialists, we evaluated the data included in the estimate provided by the Company's actuaries and the methodology utilized, and evaluated the process used by the Company to determine whether the significant assumptions used were reasonable estimates based on the Company's own experience and industry studies.

•  We inquired of the Company's actuarial specialists whether there were any changes in the methodology utilized during the year in the determination of expected future gross profits.

•  We inspected supporting documentation underlying the Company's experience studies and, utilizing our actuarial specialists, independently recalculated the amortization for a sample of policies, and compared our estimates to management's estimates.

3

•  We evaluated whether the significant assumptions used by the Company were consistent with evidence obtained in other areas of the audit and to identify potential bias.

•  We evaluated the sufficiency of the Company's disclosures related to DAC amortization.

Embedded Derivative Liabilities Related to Variable Annuity Guarantees — Refer to Notes 1, 7, and 8 to the consolidated financial statements.

Critical Audit Matter Description

The Company sells index-linked annuities and variable annuity products with guaranteed minimum benefits, some of which are embedded derivatives that are required to be bifurcated from the host contract, separately accounted for, and measured at fair value. As of December 31, 2020, the fair value of the embedded derivative liability associated with certain of the Company's annuity contracts was $7.6 billion. Management utilizes various assumptions in order to measure the embedded liability including expectations concerning policyholder behavior, mortality and risk margins, as well as changes in the Company's own nonperformance risk. These assumptions are reviewed at least annually by management, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.

Given the embedded derivative liability is sensitive to changes in these assumptions, auditing management's selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions selected by management for the embedded derivative liability included the following, among others:

•  We tested the effectiveness of management's controls over the embedded derivative liability, including those over the selection of the significant assumptions related to policyholder behavior, mortality, risk margins and the Company's nonperformance risk.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions, tested the completeness and accuracy of the underlying data and the mathematical accuracy of the Company's valuation model.

•  We evaluated the reasonableness of the Company's assumptions by comparing those selected by management to those independently derived by our actuarial specialists, drawing upon standard actuarial and industry practice.

•  We evaluated the methods and assumptions used by management to identify potential bias in the determination of the embedded liability.

•  We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 3, 2021

We have served as the Company's auditor since 2005.

4

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Balance Sheets
December 31, 2020 and 2019

(In millions, except share and per share data)

	2020	2019
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $69,483 and $63,083, respectively; allowance for credit losses of $2 and $0, respectively)	$81,299	$69,977
Equity securities, at estimated fair value	133	147
Mortgage loans (net of allowance for credit losses of $94 and $64, respectively)	15,722	15,664
Policy loans	884	875
Limited partnerships and limited liability companies	2,809	2,379
Short-term investments, principally at estimated fair value	1,885	1,482
Other invested assets, principally at estimated fair value (net of allowance for credit losses of $13 and $0, respectively)	3,757	3,224
Total investments	106,489	93,748
Cash and cash equivalents	3,684	2,493
Accrued investment income	656	663
Premiums, reinsurance and other receivables (net of allowance for credit losses of $10 and $0, respectively)	15,721	14,287
Deferred policy acquisition costs and value of business acquired	4,357	4,809
Current income tax recoverable	—	21
Other assets	395	464
Separate account assets	103,986	99,668
Total assets	$235,288	$216,153
Liabilities and Equity
Liabilities
Future policy benefits	$44,266	$39,081
Policyholder account balances	53,946	45,121
Other policy-related balances	3,114	2,801
Payables for collateral under securities loaned and other transactions	5,237	4,374
Long-term and short-term debt	843	844
Current income tax payable	110	—
Deferred income tax liability	1,461	1,301
Other liabilities	4,210	4,484
Separate account liabilities	103,986	99,668
Total liabilities	217,173	197,674
Contingencies, Commitments and Guarantees (Note 13)
Equity
Brighthouse Life Insurance Company's stockholder's equity:
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	18,323	19,073
Retained earnings (deficit)	(5,719)	(3,899)
Accumulated other comprehensive income (loss)	5,421	3,215
Total Brighthouse Life Insurance Company's stockholder's equity	18,100	18,464
Noncontrolling interests	15	15
Total equity	18,115	18,479
Total liabilities and equity	$235,288	$216,153

See accompanying notes to the consolidated financial statements.
5

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Operations
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Revenues
Premiums	$736	$847	$869
Universal life and investment-type product policy fees	2,839	2,982	3,190
Net investment income	3,528	3,486	3,235
Other revenues	302	266	287
Net investment gains (losses)	279	92	(204)
Net derivative gains (losses)	(132)	(2,046)	745
Total revenues	7,552	5,627	8,122
Expenses
Policyholder benefits and claims	5,689	3,538	3,180
Interest credited to policyholder account balances	1,061	1,031	1,047
Amortization of deferred policy acquisition costs and value of business acquired	696	395	1,011
Other expenses	1,844	1,809	1,763
Total expenses	9,290	6,773	7,001
Income (loss) before provision for income tax	(1,738)	(1,146)	1,121
Provision for income tax expense (benefit)	(433)	(338)	153
Net income (loss)	(1,305)	(808)	968
Less: Net income (loss) attributable to noncontrolling interests	1	1	1
Net income (loss) attributable to Brighthouse Life Insurance Company	$(1,306)	$(809)	$967

See accompanying notes to the consolidated financial statements.
6

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Comprehensive Income (Loss)
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Net income (loss)	$(1,305)	$(808)	$968

Other comprehensive income (loss):

Unrealized investment gains (losses), net of related offsets	2,854	3,167	(1,355)
Unrealized gains (losses) on derivatives	(70)	(21)	22
Foreign currency translation adjustments	19	12	(4)
Other comprehensive income (loss), before income tax	2,803	3,158	(1,337)
Income tax (expense) benefit related to items of other comprehensive income (loss)	(597)	(661)	297
Other comprehensive income (loss), net of income tax	2,206	2,497	(1,040)
Comprehensive income (loss)	901	1,689	(72)
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	1	1	1
Comprehensive income (loss) attributable to Brighthouse Life Insurance Company	$900	$1,688	$(73)

See accompanying notes to the consolidated financial statements.
7

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Equity
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Brighthouse Life Insurance Company's Stockholder's Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2017	$75	$19,073	$(4,132)	$1,837	$16,853	$15	$16,868
Cumulative effect of change in accounting principle and other, net of income tax			75	(79)	(4)		(4)
Balance at January 1, 2018	75	19,073	(4,057)	1,758	16,849	15	16,864
Change in noncontrolling interests				—	(1)	(1)
Net income (loss)			967		967	1	968
Other comprehensive income (loss), net of income tax				(1,040)	(1,040)		(1,040)
Balance at December 31, 2018	75	19,073	(3,090)	718	16,776	15	16,791
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(809)		(809)	1	(808)
Other comprehensive income (loss), net of income tax				2,497	2,497		2,497
Balance at December 31, 2019	75	19,073	(3,899)	3,215	18,464	15	18,479
Cumulative effect of change in accounting principle and other, net of income tax			(14)	3	(11)		(11)
Balance at January 1, 2020	75	19,073	(3,913)	3,218	18,453	15	18,468
Dividends paid to parent		(750)	(500)		(1,250)		(1,250)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(1,306)		(1,306)	1	(1,305)
Other comprehensive income (loss), net of income tax				2,203	2,203		2,203
Balance at December 31, 2020	$75	$18,323	$(5,719)	$5,421	$18,100	$15	$18,115

See accompanying notes to the consolidated financial statements.
8

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Cash flows from operating activities
Net income (loss)	$(1,305)	$(808)	$968
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(257)	(275)	(259)
(Gains) losses on investments, net	(279)	(92)	204
(Gains) losses on derivatives, net	526	2,592	(102)
(Income) loss from equity method investments, net of dividends and distributions	(55)	70	(66)
Interest credited to policyholder account balances	1,061	1,031	1,047
Universal life and investment-type product policy fees	(2,839)	(2,982)	(3,190)
Change in accrued investment income	(10)	85	(177)
Change in premiums, reinsurance and other receivables	(1,382)	(739)	(224)
Change in deferred policy acquisition costs and value of business acquired, net	290	25	689
Change in income tax	(290)	(326)	1,111
Change in other assets	1,897	1,947	2,077
Change in future policy benefits and other policy-related balances	3,523	1,696	1,386
Change in other liabilities	249	63	94
Other, net	—	51	63
Net cash provided by (used in) operating activities	1,129	2,338	3,621
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	8,322	13,358	15,621
Equity securities	66	57	22
Mortgage loans	1,929	1,528	793
Limited partnerships and limited liability companies	177	302	274
Purchases of:
Fixed maturity securities	(14,209)	(16,406)	(16,427)
Equity securities	(17)	(22)	(2)
Mortgage loans	(2,073)	(3,609)	(3,890)
Limited partnerships and limited liability companies	(582)	(463)	(358)
Cash received in connection with freestanding derivatives	6,347	2,040	1,802
Cash paid in connection with freestanding derivatives	(4,514)	(2,638)	(2,938)
Receipts on loans to affiliate	100	—	—
Issuances of loans to affiliate	(100)	—	(2)
Net change in policy loans	(9)	126	105
Net change in short-term investments	(391)	(1,470)	269
Net change in other invested assets	30	36	(17)
Net cash provided by (used in) investing activities	$(4,924)	$(7,161)	$(4,748)

See accompanying notes to the consolidated financial statements.
9

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows (continued)
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Cash flows from financing activities
Policyholder account balances:
Deposits	$9,565	$7,111	$5,899
Withdrawals	(3,240)	(2,773)	(3,400)
Net change in payables for collateral under securities loaned and other transactions	863	(673)	889
Long-term and short-term debt issued	100	412	228
Long-term and short-term debt repaid	(102)	(2)	(9)
Dividends paid to parent	(1,250)	—	—
Financing element on certain derivative instruments and other derivative related transactions, net	(949)	(203)	(303)
Other, net	(1)	(50)	(46)
Net cash provided by (used in) financing activities	4,986	3,822	3,258
Change in cash, cash equivalents and restricted cash	1,191	(1,001)	2,131
Cash, cash equivalents and restricted cash, beginning of year	2,493	3,494	1,363
Cash, cash equivalents and restricted cash, end of year	$3,684	$2,493	$3,494
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$68	$30	$3
Income tax	$(125)	$3	$(891)

See accompanying notes to the consolidated financial statements.
10

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

"BLIC" and the "Company" refer to Brighthouse Life Insurance Company, a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. Brighthouse Life Insurance Company is a wholly-owned subsidiary of Brighthouse Holdings, LLC ("BH Holdings"), which is a direct wholly-owned subsidiary of Brighthouse Financial, Inc. ("BHF" together with its subsidiaries and affiliates, "Brighthouse Financial").

BLIC offers a range of individual annuities and individual life insurance products. The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

In 2016, MetLife, Inc. (together with its subsidiaries and affiliates, "MetLife") announced its plan to pursue the separation of a substantial portion of its former U.S. retail business (the "Separation"). In connection with the Separation, 80.8% of MetLife, Inc.'s interest in BHF was distributed to holders of MetLife, Inc.'s common stock. On June 14, 2018, MetLife, Inc. divested its remaining shares of BHF common stock (the "MetLife Divestiture"). As a result, MetLife, Inc. and its subsidiaries and affiliates are no longer considered related parties subsequent to the MetLife Divestiture.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

Consolidation

The accompanying consolidated financial statements include the accounts of Brighthouse Life Insurance Company and its subsidiaries, as well as partnerships and limited liability companies ("LLCs") that the Company controls. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method of accounting for investments in limited partnerships and LLCs when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. When the Company has virtually no influence over the investee's operations, the investment is carried at fair value.

Reclassifications

Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as may be discussed when applicable in the Notes to the Consolidated Financial Statements.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a standalone entity.

Summary of Significant Accounting Policies

Insurance

Future Policy Benefit Liabilities and Policyholder Account Balances

The Company establishes liabilities for future amounts payable under insurance policies. Insurance liabilities are generally equal to the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Assumptions used to measure the liability are based on the Company's experience and include a margin for adverse deviation. The most significant assumptions used in the establishment of liabilities for future policy benefits are mortality, benefit election and utilization, withdrawals, policy lapse, and investment returns as appropriate to the respective product type.

11

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

For traditional long-duration insurance contracts (term, whole life insurance and income annuities), assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. To assess whether a premium deficiency exists, the Company groups insurance contracts based on the manner acquired, serviced and measured for profitability. In applying the profitability criteria, groupings are limited by segment.

The Company is also required to reflect the effect of investment gains and losses in its premium deficiency testing. When a premium deficiency exists related to unrealized gains and losses, any reductions in deferred acquisition costs or increases in insurance liabilities are recorded to other comprehensive income (loss) ("OCI").

Policyholder account balances relate to customer deposits on universal life insurance and deferred annuity contracts and are equal to the sum of deposits, plus interest credited, less charges and withdrawals. The Company may also hold additional liabilities for certain guaranteed benefits related to these contracts.

Liabilities for secondary guarantees on universal life insurance contracts are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the contract period based on total expected assessments. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The Company also maintains a liability for profits followed by losses on universal life with secondary guarantees ("ULSG") determined by projecting future earnings and establishing a liability to offset losses that are expected to occur in later years. Changes in ULSG liabilities are recorded to net income, except for the effects of unrealized gains and losses, which are recorded to OCI.

Recognition of Insurance Revenues and Deposits

Premiums related to traditional life insurance and annuity contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, any excess profit is deferred and recognized into earnings in proportion to the amount of expected future benefit payments.

Deposits related to universal life insurance, deferred annuity contracts and investment contracts are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, cost of insurance charges, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder, except for non-level insurance charges which are deferred and amortized over the life of the contracts.

Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Deferred Sales Inducements

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs ("DAC'). These costs mainly consist of commissions and include the portion of employees' compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity and investment-type contracts in-force as of the acquisition date.

The Company amortizes DAC and VOBA related to term non-participating whole life insurance over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, in-force or persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policy benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits.

12

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The Company amortizes DAC and VOBA on deferred annuities and universal life insurance contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon investment returns in excess of the amounts credited to policyholders, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. When significant negative gross profits are expected in future periods, the Company substitutes the amount of insurance in-force for expected future gross profits as the amortization basis for DAC.

Assumptions for DAC and VOBA are reviewed at least annually, and if they change significantly, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to net income. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits.

The Company updates expected future gross profits to reflect the actual gross profits for each period, including changes to its nonperformance risk related to embedded derivatives and the actual amount of business remaining in-force. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the actual gross profits are below the previously expected future gross profits.

DAC and VOBA balances on deferred annuities and universal life insurance contracts are also adjusted to reflect the effect of investment gains and losses and certain embedded derivatives (including changes in nonperformance risk). These adjustments can create fluctuations in net income from period to period. Changes in DAC and VOBA balances related to unrealized gains and losses are recorded to OCI.

DAC and VOBA balances and amortization for variable contracts can be significantly impacted by changes in expected future gross profits related to projected separate account rates of return. The Company's practice of determining changes in separate account returns assumes that long-term appreciation in equity markets is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC or VOBA is written off immediately as net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements ("DSI") which are included in other assets. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of DSI is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews DSI to determine whether the assets are impaired.

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and former related party reinsurers. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

13

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld.

The Company accounts for assumed reinsurance similar to directly written business, except for guaranteed minimum income benefits ("GMIB"), where a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives.

Variable Annuity Guarantees

The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (the "Benefit Base") less withdrawals. In some cases, the Benefit Base may be increased by additional deposits, bonus amounts, accruals or optional market value step-ups.

Certain of the Company's variable annuity guarantee features are accounted for as insurance liabilities and recorded in future policy benefits while others are accounted for at fair value as embedded derivatives and recorded in policyholder account balances. Generally, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either the occurrence of a specific insurable event, or annuitization. Alternatively, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring the occurrence of specific insurable event, or the policyholder to annuitize, that is, the policyholder can receive the guarantee on a net basis. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models. Further, changes in assumptions, principally involving policyholder behavior, can result in a change of expected future cash outflows of a guarantee between portions accounted for as insurance liabilities and portions accounted for as embedded derivatives.

Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDB"), the life contingent portion of the guaranteed minimum withdrawal benefits ("GMWB") and the portion of the GMIBs that require annuitization, as well as the life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value.

These insurance liabilities are accrued over the accumulation phase of the contract in proportion to actual and future expected policy assessments based on the level of guaranteed minimum benefits generated using multiple scenarios of separate account returns. The scenarios are based on best estimate assumptions consistent with those used to amortize DAC. When current estimates of future benefits exceed those previously projected or when current estimates of future assessments are lower than those previously projected, liabilities will increase, resulting in a current period charge to net income. The opposite result occurs when the current estimates of future benefits are lower than those previously projected or when current estimates of future assessments exceed those previously projected. At each reporting period, the actual amount of business remaining in-force is updated, which impacts expected future assessments and the projection of estimated future benefits resulting in a current period charge or increase to earnings.

Guarantees accounted for as embedded derivatives in policyholder account balances include the non-life contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMAB"), and for GMIBs the non-life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value, as well as the guaranteed principal option.

14

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The estimated fair values of guarantees accounted for as embedded derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees are considered revenue and are reported in universal life and investment-type product policy fees. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

The Company updates the estimated fair value of guarantees in subsequent periods by projecting future benefits using capital market and actuarial assumptions including expectations of policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital market scenarios to determine an economic liability. The reported estimated fair value is then determined by taking the present value of these risk-free generated cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect the Company's nonperformance risk and adding a risk margin. For more information on the determination of estimated fair value of embedded derivatives, see Note 8.

Assumptions for all variable guarantees are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.

Index-linked Annuities

The Company issues and assumes through reinsurance index-linked annuities. The crediting rate associated with index-linked annuities is accounted for at fair value as an embedded derivative. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. In subsequent periods, the embedded derivative is remeasured at fair value while the reduction in initial deposit is accreted back up to the initial deposit over the estimated life of the contract.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS") (collectively, "Structured Securities") considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

15

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management's case by case evaluation of the underlying reasons for the decline in fair value including, but not limited to an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company's best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Limited Partnerships and LLCs

The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee's operations; when the Company has virtually no influence over the investee's operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period; while distributions on investments carried at estimated fair value are recognized as earned or received.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in "— Derivatives" below.

16

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Securities Lending Program

Securities lending transactions whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

17

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Embedded Derivatives

The Company has certain insurance and reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. These host contracts include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; index-linked annuities that are directly written or assumed through reinsurance; and ceded reinsurance of variable annuity GMIBs. Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances on the consolidated balance sheets. Changes in the estimated fair value of the embedded derivative are reported in net derivative gains (losses).

See "— Variable Annuity Guarantees," "— Index-Linked Annuities" and "— Reinsurance" for additional information on the accounting policies for embedded derivatives bifurcated from variable annuity and reinsurance host contracts.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company's investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company's variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company's general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset within the same line on the statements of operations.

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held within the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the variable life and annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues in the statement of operations.

Income Tax

Income taxes as presented herein attribute current and deferred income taxes of MetLife, Inc., for periods up until the Separation, to Brighthouse Financial in a manner that is systematic, rational and consistent with the asset and liability method prescribed by the Financial Accounting Standards Board ("FASB") guidance Accounting Standards Codification 740 — Income Taxes ("ASC 740"). The Company's income tax provision was prepared following the modified separate return method. The modified separate return method applies ASC 740 to the standalone financial statements of each member of the consolidated group as if the group member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company's accounting for income taxes represents management's best estimate of various events and transactions.

18

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

Litigation Contingencies

The Company is a party to a number of legal actions and may be involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Employee Benefit Plans

Brighthouse Services, LLC ("Brighthouse Services"), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company ("NELICO"), an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its consolidated statement of operations, the Company has included expenses associated with its participants in these plans.

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the FASB in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. ASUs not listed were assessed and determined to be either not applicable or are not expected to have a material impact on the Company's consolidated financial statements.

19

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Effective January 1, 2020, using the modified retrospective method, the Company adopted ASU 2016-13 ("ASU 2016-13"), Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. The amendments to Topic 326 replace the incurred loss impairment methodology for certain financial instruments with one that reflects expected credit losses based on historical loss information, current conditions, and reasonable and supportable forecasts. The new guidance also requires that an other-than-temporary impairment on a debt security will be recognized as an allowance going forward, such that improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but rather a reversal of the previous impairment and recognized through realized investment gains and losses. The Company recorded an after tax net decrease to retained earnings of $14 million and a net increase to accumulated other comprehensive income (loss) ("AOCI") of $3 million for the cumulative effect of adoption. The adjustment included establishing or updating the allowance for credit losses on fixed maturity securities, mortgage loans, and other invested assets.

Future Adoption of New Accounting Pronouncements

In August 2018, the FASB issued new guidance on long-duration contracts (ASU 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts). This new guidance is effective for fiscal years beginning after January 1, 2023. The amendments to Topic 944 will result in significant changes to the accounting for long-duration insurance contracts. These changes (i) require all guarantees that qualify as market risk benefits to be measured at fair value, (ii) require more frequent updating of assumptions and modify existing discount rate requirements for certain insurance liabilities, (iii) modify the methods of amortization for DAC, and (iv) require new qualitative and quantitative disclosures around insurance contract asset and liability balances and the judgments, assumptions and methods used to measure those balances. The market risk benefit guidance is required to be applied on a retrospective basis, while the changes to guidance for insurance liabilities and DAC may be applied to existing carrying amounts on the effective date or on a retrospective basis.

The Company continues to evaluate the new guidance and therefore is unable to estimate the impact on its financial statements. The most significant impact from the ASU is the requirement that all variable annuity guarantees will be considered market risk benefits and measured at fair value, whereas today a significant amount of variable annuity guarantees are classified as insurance liabilities.

2. Segment Information

The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders' needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products and services, including term, universal, whole and variable life products designed to address policyholders' needs for financial security and protected wealth transfer, which may be provided on a tax-advantaged basis.

Run-off

The Run-off segment consists of products that are no longer actively sold and are separately managed, including structured settlements, pension risk transfer contracts, certain company-owned life insurance policies, funding agreements and ULSG.

Corporate & Other

Corporate & Other contains the excess capital not allocated to the segments and interest expense related to the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes long-term care and workers' compensation business reinsured through 100% quota share reinsurance agreements and term life insurance sold direct to consumers, which is no longer being offered for new sales.

20

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Financial Measures and Segment Accounting Policies

Adjusted earnings is a financial measure used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. Consistent with GAAP guidance for segment reporting, adjusted earnings is also used to measure segment performance. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business. Adjusted earnings should not be viewed as a substitute for net income (loss) attributable to Brighthouse Life Insurance Company and excludes net income (loss) attributable to noncontrolling interests.

Adjusted earnings, which may be positive or negative, focuses on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends.

The following are significant items excluded from total revenues, net of income tax, in calculating adjusted earnings:

•  Net investment gains (losses);

•  Net derivative gains (losses) except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment; and

•  Certain variable annuity GMIB fees ("GMIB Fees").

The following are significant items excluded from total expenses, net of income tax, in calculating adjusted earnings:

•  Amounts associated with benefits related to GMIBs ("GMIB Costs");

•  Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments"); and

•  Amortization of DAC and VOBA related to: (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments.

The tax impact of the adjustments mentioned above is calculated net of the statutory tax rate, which could differ from the Company's effective tax rate.

The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company's variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital ("RBC"). Assets in excess of those allocated to the segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment's respective invested assets.

21

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Operating results by segment, as well as Corporate & Other, were as follows:

	Year Ended December 31, 2020
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,383	$23	$(1,655)	$(369)	$(618)
Provision for income tax expense (benefit)	257	3	(356)	(102)	(198)
Post-tax adjusted earnings	1,126	20	(1,299)	(267)	(420)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,126	$20	$(1,299)	$(268)	(421)
Adjustments for:
Net investment gains (losses)					279
Net derivative gains (losses)					(132)
Other adjustments to net income (loss)					(1,267)
Provision for income tax (expense) benefit					235
Net income (loss) attributable to Brighthouse Life Insurance Company					$(1,306)
Interest revenue	$1,811	$403	$1,269	$62
Interest expense	$—	$—	$—	$68
	Year Ended December 31, 2019
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,233	$239	$(580)	$(234)	$658
Provision for income tax expense (benefit)	230	49	(126)	(112)	41
Post-tax adjusted earnings	1,003	190	(454)	(122)	617
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,003	$190	$(454)	$(123)	616
Adjustments for:
Net investment gains (losses)					92
Net derivative gains (losses)					(2,046)
Other adjustments to net income (loss)					150
Provision for income tax (expense) benefit					379
Net income (loss) attributable to Brighthouse Life Insurance Company					$(809)
Interest revenue	$1,798	$376	$1,265	$53
Interest expense	$—	$—	$—	$60

22

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2018
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,179	$211	$(58)	$(229)	$1,103
Provision for income tax expense (benefit)	201	43	(14)	(73)	157
Post-tax adjusted earnings	978	168	(44)	(156)	946
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$978	$168	$(44)	$(157)	945
Adjustments for:
Net investment gains (losses)					(204)
Net derivative gains (losses)					745
Other adjustments to net income (loss)					(523)
Provision for income tax (expense) benefit					4
Net income (loss) attributable to Brighthouse Life Insurance Company					$967
Interest revenue	$1,523	$373	$1,309	$44
Interest expense	$—	$—	$—	$6

Total revenues by segment, as well as Corporate & Other, were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Annuities	$4,005	$4,062	$3,921
Life	1,081	1,115	1,160
Run-off	1,937	2,009	2,112
Corporate & Other	148	145	147
Adjustments	381	(1,704)	782
Total	$7,552	$5,627	$8,122

Total assets by segment, as well as Corporate & Other, were as follows at:

	December 31,
	2020	2019
	(In millions)
Annuities	$167,806	$152,740
Life	17,796	16,389
Run-off	38,366	35,132
Corporate & Other	11,320	11,892
Total	$235,288	$216,153

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Annuity products	$2,448	$2,522	$2,662
Life insurance products	1,418	1,561	1,677
Other products	11	12	7
Total	$3,877	$4,095	$4,346
23

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Substantially all of the Company's premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2020, 2019 and 2018.

3. Insurance

Insurance Liabilities

Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

	December 31,
	2020	2019
	(In millions)
Annuities	$54,185	$43,731
Life	8,335	7,507
Run-off	31,197	28,064
Corporate & Other	7,609	7,701
Total	$101,326	$87,003

See Note 5 for discussion of affiliated reinsurance liabilities included in the table above.

Assumptions for Future Policyholder Benefits and Policyholder Account Balances

For term and non-participating whole life insurance, assumptions for mortality and persistency are based upon the Company's experience. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 8%. The liability for single premium immediate annuities is based on the present value of expected future payments using the Company's experience for mortality assumptions, with interest rate assumptions used in establishing such liabilities ranging from 1% to 9%.

Participating whole life insurance uses an interest assumption based upon a non-forfeiture interest rate of 4% and mortality rates guaranteed in calculating the cash surrender values described in such contracts, and also includes a liability for terminal dividends. Participating whole life insurance represented 3% of the Company's life insurance in-force at both December 31, 2020 and 2019, and 40%, 38% and 38% of gross traditional life insurance premiums for the years ended December 31, 2020, 2019 and 2018, respectively.

The liability for future policyholder benefits for long-term care insurance (included in Corporate & Other) includes assumptions for morbidity, withdrawals and interest. Interest rate assumptions used for establishing long-term care claim liabilities range from 3% to 6%. Claim reserves for long-term care insurance include best estimate assumptions for claim terminations, expenses and interest.

Policyholder account balances liabilities for fixed deferred annuities and universal life insurance have interest credited rates ranging from 1% to 7%.

Guarantees

The Company issues variable annuity contracts with guaranteed minimum benefits. GMDBs, the life contingent portion of GMWBs and certain portions of GMIBs are accounted for as insurance liabilities in future policyholder benefits, while other guarantees are accounted for in whole or in part as embedded derivatives in policyholder account balances and are further discussed in Note 7. The most significant assumptions for variable annuity guarantees included in future policyholder benefits are projected general account and separate account investment returns, and policyholder behavior including mortality, benefit election and utilization, and withdrawals.

The Company also has secondary guarantees on universal life insurance accounted for as insurance liabilities. The most significant assumptions used in estimating the secondary guarantee liabilities are general account rates of return, premium persistency, mortality and lapses, which are reviewed and updated at least annually.

24

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

See Note 1 for more information on guarantees accounted for as insurance liabilities.

Information regarding the liabilities for guarantees (excluding policyholder account balances and embedded derivatives) relating to variable annuity contracts and universal and variable life insurance contracts was as follows:

	Variable Annuity Contracts		Universal and Variable Life Contracts
	GMDBs	GMIBs	Secondary Guarantees	Total
			(In millions)
Direct
Balance at January 1, 2018	$1,416	$2,550	$4,232	$8,198
Incurred guaranteed benefits	183	358	483	1,024
Paid guaranteed benefits	(56)	—	—	(56)
Balance at December 31, 2018	1,543	2,908	4,715	9,166
Incurred guaranteed benefits	142	168	874	1,184
Paid guaranteed benefits	(89)	—	—	(89)
Balance at December 31, 2019	1,596	3,076	5,589	10,261
Incurred guaranteed benefits	128	1,089	1,244	2,461
Paid guaranteed benefits	(103)	—	(169)	(272)
Balance at December 31, 2020	$1,621	$4,165	$6,664	$12,450
Net Ceded/(Assumed)
Balance at January 1, 2018	$(6)	$(47)	$946	$893
Incurred guaranteed benefits	48	(3)	18	63
Paid guaranteed benefits	(54)	—	—	(54)
Balance at December 31, 2018	(12)	(50)	964	902
Incurred guaranteed benefits	84	(1)	119	202
Paid guaranteed benefits	(87)	—	—	(87)
Balance at December 31, 2019	(15)	(51)	1,083	1,017
Incurred guaranteed benefits	95	(21)	102	176
Paid guaranteed benefits	(101)	—	(39)	(140)
Balance at December 31, 2020	$(21)	$(72)	$1,146	$1,053
Net
Balance at January 1, 2018	$1,422	$2,597	$3,286	$7,305
Incurred guaranteed benefits	135	361	465	961
Paid guaranteed benefits	(2)	—	—	(2)
Balance at December 31, 2018	1,555	2,958	3,751	8,264
Incurred guaranteed benefits	58	169	755	982
Paid guaranteed benefits	(2)	—	—	(2)
Balance at December 31, 2019	1,611	3,127	4,506	9,244
Incurred guaranteed benefits	33	1,110	1,142	2,285
Paid guaranteed benefits	(2)	—	(130)	(132)
Balance at December 31, 2020	$1,642	$4,237	$5,518	$11,397

25

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Information regarding the Company's guarantee exposure was as follows at:

	December 31,
	2020				2019
	In the Event of Death		At Annuitization		In the Event of Death		At Annuitization
	(Dollars in millions)
Annuity Contracts (1), (2)
Variable Annuity Guarantees
Total account value (3)	$104,075		$57,790		$100,034		$57,069
Separate account value	$99,257		$56,668		$95,430		$56,027
Net amount at risk	$6,392	(4)	$6,341	(5)	$6,617	(4)	$4,495	(5)
Average attained age of contract holders	70 years		70 years		69 years		69 years

	December 31,
	2020	2019
	Secondary Guarantees
	(Dollars in millions)
Universal Life Contracts
Total account value (3)	$5,772	$5,957
Net amount at risk (6)	$69,083	$71,124
Average attained age of policyholders	67 years	66 years
Variable Life Contracts
Total account value (3)	$1,306	$1,133
Net amount at risk (6)	$11,234	$12,082
Average attained age of policyholders	46 years	45 years

(1)  The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)  Includes direct business, but excludes offsets from hedging or reinsurance, if any. Therefore, the net amount at risk presented reflects the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company. See Note 5 for a discussion of guaranteed minimum benefits which have been reinsured.

(3)  Includes the contract holder's investments in the general account and separate account, if applicable.

(4)  Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(5)  Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contract holders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contract holders have achieved.

(6)  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

26

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

	December 31,
	2020	2019
	(In millions)
Fund Groupings:
Balanced	$62,800	$62,266
Equity	28,385	25,580
Bond	8,265	7,729
Money Market	16	16
Total	$99,466	$95,591

Obligations Under Funding Agreements

Brighthouse Life Insurance Company has issued fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company had obligations outstanding under the funding agreements of $144 million and $134 million at December 31, 2020 and 2019, respectively, which are reported in policyholder account balances.

Brighthouse Life Insurance Company is a member of the Federal Home Loan Bank ("FHLB") of Atlanta and holds common stock in certain regional banks in the FHLB system. Holdings of FHLB common stock carried at cost were $39 million at both December 31, 2020 and 2019.

Brighthouse Life Insurance Company has an active funding agreement program with FHLB of Atlanta, along with inactive funding agreement programs with certain regional banks in the FHLB system. The Company had obligations outstanding under these funding agreements of $595 million at both December 31, 2020 and 2019, which are reported in policyholder account balances. Funding agreements are issued to FHLBs in exchange for cash, for which the FHLBs have been granted liens on certain assets, some of which are in their custody, including RMBS, to collateralize the Company's obligations under the funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLBs as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLBs' recovery on the collateral is limited to the amount of the Company's liabilities to the FHLBs.

Brighthouse Life Insurance Company has a funding agreement program with the Federal Agricultural Mortgage Corporation and its affiliate Farmer Mac Mortgage Securities Corporation ("Farmer Mac"), pursuant to which the parties may agree to enter into funding agreements in an aggregate amount of up to $500 million. Any such borrowings would be reported in policyholder account balances. At both December 31, 2020 and 2019, there were no borrowings under this funding agreement program. Funding agreements are issued to Farmer Mac in exchange for cash, for which Farmer Mac will be granted liens on certain assets, including agricultural loans, to collateralize the Company's obligations under the funding agreements. Upon any event of default by the Company, Farmer Mac's recovery on the collateral is limited to the amount of the Company's liabilities to Farmer Mac.

27

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Deferred Sales Inducements

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC and VOBA was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
DAC:
Balance at January 1,	$4,327	$4,518	$5,015
Capitalizations	406	365	319
Amortization related to net investment gains (losses) and net derivative gains (losses)	105	220	(370)
All other amortization	(776)	(586)	(535)
Total amortization	(671)	(366)	(905)
Unrealized investment gains (losses)	(192)	(190)	89
Balance at December 31,	3,870	4,327	4,518
VOBA:
Balance at January 1,	482	568	608
Amortization related to net investment gains (losses) and net derivative gains (losses)	—	(1)	(1)
All other amortization	(25)	(28)	(105)
Total amortization	(25)	(29)	(106)
Unrealized investment gains (losses)	30	(57)	66
Balance at December 31,	487	482	568
Total DAC and VOBA:
Balance at December 31,	$4,357	$4,809	$5,086

Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

	December 31,
	2020	2019
	(In millions)
Annuities	$3,715	$4,168
Life	531	539
Run-off	5	5
Corporate & Other	106	97
Total	$4,357	$4,809

The estimated future VOBA amortization expense to be reported in other expenses for the next five years is $70 million in 2021, $61 million in 2022, $52 million in 2023, $45 million in 2024 and $39 million in 2025.

Information regarding DSI was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
DSI:
Balance at January 1,	$362	$391	$411
Capitalization	2	2	2
Amortization	(69)	(36)	(39)
Unrealized investment gains (losses)	—	5	17
Balance at December 31,	$295	$362	$391

28

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by NELICO, as well as former affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

Annuities and Life

For annuities, the Company reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by NELICO. The Company cedes certain fixed rate annuities to unaffiliated third party reinsurers, and assumes certain index-linked annuities from an unaffiliated third party insurer. These reinsurance arrangements are structured on a coinsurance basis and are reported as deposit accounting.

For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case-by-case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures 90% of the risk associated with participating whole life policies to a former affiliate and assumes certain term life policies and universal life policies with secondary death benefit guarantees issued by a former affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate & Other

The Company reinsures, through 100% quota share reinsurance agreements certain run-off long-term care and workers' compensation business written by the Company. At December 31, 2020, the Company had $6.7 billion of reinsurance recoverables associated with its reinsured long-term care business. The reinsurer has established trust accounts for the Company's benefit to secure their obligations under the reinsurance agreements. Additionally, the Company is indemnified for losses and certain other payment obligations it might incur with respect to such reinsured long-term care insurance business.

Catastrophe Coverage

The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

29

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2020 and 2019, were not significant. The Company had $5.7 billion and $5.4 billion of unsecured reinsurance recoverable balances with third-party reinsurers at December 31, 2020 and 2019, respectively.

The Company records an allowance for credit losses which is a valuation account that reduces reinsurance recoverable balances to present the net amount expected to be collected from reinsurers. When assessing the creditworthiness of the Company's reinsurance recoverable balances, beyond the analysis of individual claims disputes, the Company considers the financial strength of its reinsurers using public ratings and ratings reports, current existing credit enhancements to reinsurance agreements and the statutory and GAAP financial statements of the reinsurers. Impairments are then determined based on probable and estimable defaults. At December 31, 2020, the Company had an allowance for credit losses of $10 million on its reinsurance recoverable balances.

At December 31, 2020, the Company had $14.8 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $12.8 billion, or 86%, were with the Company's five largest ceded reinsurers, including $3.8 billion of net ceded reinsurance recoverables which were unsecured. At December 31, 2019, the Company had $13.5 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $11.7 billion, or 87%, were with the Company's five largest ceded reinsurers, including $4.0 billion of net ceded reinsurance recoverables which were unsecured.

30

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Premiums
Direct premiums	$1,466	$1,597	$1,640
Reinsurance assumed	12	15	12
Reinsurance ceded	(742)	(765)	(783)
Net premiums	$736	$847	$869
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$3,376	$3,432	$3,617
Reinsurance assumed	55	79	101
Reinsurance ceded	(592)	(529)	(528)
Net universal life and investment-type product policy fees	$2,839	$2,982	$3,190
Other revenues
Direct other revenues	$239	$244	$262
Reinsurance assumed	18	3	2
Reinsurance ceded	45	19	23
Net other revenues	$302	$266	$287
Policyholder benefits and claims
Direct policyholder benefits and claims	$7,445	$5,267	$4,724
Reinsurance assumed	158	70	75
Reinsurance ceded	(1,914)	(1,799)	(1,619)
Net policyholder benefits and claims	$5,689	$3,538	$3,180
Other expenses
Direct other expenses	$1,851	$1,839	$1,812
Reinsurance assumed	2	(10)	(4)
Reinsurance ceded	(9)	(20)	(45)
Net other expenses	$1,844	$1,809	$1,763

The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2020				2019
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$519	$30	$15,172	$15,721	$420	$39	$13,828	$14,287
Liabilities
Future policy benefits	$44,027	$239	$—	$44,266	$38,879	$202	$—	$39,081
Policyholder account balances	$50,292	$3,654	$—	$53,946	$42,062	$3,059	$—	$45,121
Other policy-related balances	$1,416	$1,698	$—	$3,114	$1,126	$1,675	$—	$2,801
Other liabilities	$3,066	$40	$1,104	$4,210	$3,410	$11	$1,063	$4,484

31

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $3.0 billion and $2.0 billion at December 31, 2020 and 2019, respectively. The deposit liabilities on reinsurance were $2.7 billion and $2.4 billion at December 31, 2020 and 2019, respectively.

Related Party Reinsurance Transactions

The Company has reinsurance agreements with its affiliate NELICO and certain MetLife, Inc. subsidiaries, including Metropolitan Life Insurance Company ("MLIC"), Metropolitan Tower Life Insurance Company and MetLife Reinsurance Company of Vermont, all of which were related parties until the completion of the MetLife Divestiture (see Note 1).

Information regarding the significant effects of reinsurance with NELICO and former MetLife affiliates included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Premiums
Reinsurance assumed	$2	$5	$7
Reinsurance ceded	—	—	(201)
Net premiums	$2	$5	$(194)
Universal life and investment-type product policy fees
Reinsurance assumed	$7	$6	$51
Reinsurance ceded	—	—	1
Net universal life and investment-type product policy fees	$7	$6	$52
Other revenues
Reinsurance assumed	$2	$3	$2
Reinsurance ceded	—	—	18
Net other revenues	$2	$3	$20
Policyholder benefits and claims
Reinsurance assumed	$55	$34	$52
Reinsurance ceded	—	—	(178)
Net policyholder benefits and claims	$55	$34	$(126)
Other expenses
Reinsurance assumed	$(21)	$(32)	$(13)
Reinsurance ceded	—	—	(5)
Net other expenses	$(21)	$(32)	$(18)

Information regarding the significant effects of reinsurance with NELICO included on the consolidated balance sheets was as follows at:

	December 31,
	2020		2019
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$24	$—	$26	$—
Liabilities
Future policy benefits	$120	$—	$97	$—
Policyholder account balances	$596	$—	$443	$—
Other policy-related balances	$10	$—	$11	$—
Other liabilities	$9	$—	$(21)	$—

32

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The Company assumes risks from NELICO related to guaranteed minimum benefits written directly by the cedent. The assumed reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the agreements are included within policyholder account balances and were $596 million and $443 million at December 31, 2020 and 2019, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($151) million, ($53) million and $53 million for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company cedes risks to MLIC related to guaranteed minimum benefits written directly by the Company. The ceded reinsurance agreement contains embedded derivatives and changes in the estimated fair value are also included within net derivative gains (losses). Net derivative gains (losses) associated with the embedded derivatives were less than $1 million for the year ended December 31, 2018.

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. There were no deposit assets on related party reinsurance at both December 31, 2020 and 2019. The deposit liabilities on related party reinsurance were $167 million and $164 million at December 31, 2020 and 2019, respectively.

6. Investments

See Note 8 for information about the fair value hierarchy for investments and the related valuation methodologies. In connection with the adoption of new guidance related to the credit losses (see Note 1), effective January 1, 2020, the Company updated its accounting policies on certain investments. Any accounting policy updates required by the new guidance are described in this footnote.

Fixed Maturity Securities Available-for-sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2020					December 31, 2019
	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair
	Cost	Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
	(In millions)
U.S. corporate	$32,062	$2	$5,286	$70	$37,276	$27,841	$—	$2,815	$65	$30,591
Foreign corporate	9,926	—	1,493	44	11,375	9,017	—	736	67	9,686
U.S. government and agency	5,871	—	2,599	6	8,464	5,396	—	1,848	—	7,244
RMBS	7,578	—	644	3	8,219	8,600	—	440	10	9,030
CMBS	6,120	—	586	9	6,697	5,460	—	263	9	5,714
State and political subdivision	3,607	—	948	—	4,555	3,326	—	687	2	4,011
ABS	2,831	—	60	10	2,881	1,940	—	21	11	1,950
Foreign government	1,488	—	345	1	1,832	1,503	—	250	2	1,751
Total fixed maturity securities	$69,483	$2	$11,961	$143	$81,299	$63,083	$—	$7,060	$166	$69,977

The Company held non-income producing fixed maturity securities with an estimated fair value of $5 million at December 31, 2020. The Company did not hold any non-income producing fixed maturity securities at December 31, 2019.

33

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2020:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
	(In millions)
Amortized cost	$1,465	$7,207	$14,328	$29,954	$16,529	$69,483
Estimated fair value	$1,483	$7,745	$16,074	$38,200	$17,797	$81,299

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2020				December 31, 2019
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$1,726	$57	$181	$13	$1,931	$43	$320	$22
Foreign corporate	243	7	345	37	577	12	510	55
U.S. government and agency	236	6	—	—	14	—	—	—
RMBS	180	2	22	1	802	6	346	4
CMBS	331	7	44	2	552	7	171	2
State and political subdivision	46	—	—	—	120	2	8	—
ABS	506	3	629	7	358	2	676	9
Foreign government	55	1	—	—	65	2	—	—
Total fixed maturity securities	$3,323	$83	$1,221	$60	$4,419	$74	$2,031	$92
Total number of securities in an unrealized loss position	665		241		686		297

34

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security's amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer's failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $506 million at December 31, 2020 and is included in accrued investment income.

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration ("PCD"). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Current Period Evaluation

Based on the Company's current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of $2 million, relating to five securities at December 31, 2020. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer-specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities' bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

35

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Rollforward of the Allowance for Credit Losses for Fixed Maturity Securities by Sector

The changes in the allowance for credit losses by sector were as follows:

	U.S. Corporate	Foreign Corporate	Total
	(In millions)
Balance at January 1, 2020	$3	$1	$4
Allowance on securities where credit losses were not previously recorded	3	1	4
Reductions for securities sold	(1)	—	(1)
Change in allowance on securities with an allowance recorded in a previous period	—	(1)	(1)
Write-offs charged against allowance (1)	(3)	(1)	(4)
Balance at December 31, 2020	$2	$—	$2

(1)  The Company recorded total write-offs of $13 million for the year ended December 31, 2020.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2020		2019
	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$9,687	61.6%	$9,694	61.9%
Agricultural	3,479	22.1	3,326	21.2
Residential	2,650	16.9	2,708	17.3
Total mortgage loans (1)	15,816	100.6	15,728	100.4
Allowance for credit losses	(94)	(0.6)	(64)	(0.4)
Total mortgage loans, net	$15,722	100.0%	$15,664	100.0%

(1)  Purchases of mortgage loans from third parties were $815 million and $962 million for the years ended December 31, 2020 and 2019, respectively, and were primarily comprised of residential mortgage loans.

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan's amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. For mortgage loans that are granted payment deferrals due to the worldwide pandemic sparked by the novel coronavirus ("COVID-19 pandemic"), interest continues to be accrued during the deferral period if the loan was less than 30 days past due at December 31, 2019 and performing at the onset of the pandemic. Accrued interest on COVID-19 pandemic impacted loans was not significant at December 31, 2020. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $88 million at December 31, 2020.

36

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two-years is used with an input reversion period of one-year.

Mortgage loans are evaluated in each of the three portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity.

The resulting loss rates are applied to the mortgage loan's amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan's amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, expected troubled debt restructurings ("TDR"), foreclosure probable loans, and loans with dissimilar risk characteristics.

Mortgage loans are also evaluated to determine if they qualify as PCD assets. To determine if the credit deterioration experienced since origination is more than insignificant, the extent of credit deterioration is evaluated. All re-performing/ modified loan ("RPL") pools purchased after December 31, 2019 are determined to have been acquired with evidence of more than insignificant credit deterioration since origination and are classified as PCD assets. RPLs are pools of residential mortgage loans acquired at a discount or premium which have both credit and non-credit components. For PCD mortgage loans, the allowance for credit losses is determined using a similar methodology described above, except the loss-rate is determined at the pool level instead of the individual loan level. The initial allowance for credit losses, determined on a collective basis, is then allocated to the individual loans. The initial amortized cost of the loan is grossed-up to reflect the sum of the loan's purchase price and allowance for credit losses. The difference between the grossed-up amortized cost basis and the par value of the loan is a noncredit discount or premium, which is accreted or amortized into net investment income over the remaining life of the loan. Any subsequent PCD mortgage loan allowance for credit losses is evaluated in a manner similar to the process described above for each of the three portfolio segments.

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at December 31, 2019	$47	$10	$7	$64
Cumulative effect of change in accounting principle	(20)	6	14	—
Balance at January 1, 2020	27	16	21	64
Current period provision	17	(1)	14	30
Balance at December 31, 2020	$44	$15	$35	$94

PCD Mortgage Loans

Purchases of PCD mortgage loans are summarized as follows:

Year Ended December 31, 2020
(In millions)
Purchase price	$159
Allowance at acquisition date	3
Discount or premium attributable to other factors	(2)
Par value	$160

37

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2020	2019	2018	2017	2016	Prior	Total
	(In millions)
December 31, 2020
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$317	$1,527	$1,004	$514	$1,106	$2,808	$7,276
65% to 75%	200	450	482	322	59	498	2,011
76% to 80%	—	—	—	44	79	8	131
Greater than 80%	—	—	29	—	6	234	269
Total commercial mortgage loans	517	1,977	1,515	880	1,250	3,548	9,687
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	566	526	749	377	412	627	3,257
65% to 75%	81	80	10	33	—	18	222
Total agricultural mortgage loans	647	606	759	410	412	645	3,479
Residential mortgage loans
Performing	214	381	413	131	70	1,375	2,584
Nonperforming	2	6	4	—	1	53	66
Total residential mortgage loans	216	387	417	131	71	1,428	2,650
Total	$1,380	$2,970	$2,691	$1,421	$1,733	$5,621	$15,816

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2020		2019
	Amortized Cost	% of Total	Amortized Cost	% of Total
	(Dollars in millions)
Debt-service coverage ratios:
Greater than 1.20x	$9,423	97.3%	$9,230	95.2%
1.00x - 1.20x	204	2.1	298	3.1
Less than 1.00x	60	0.6	166	1.7
Total	$9,687	100.0%	$9,694	100.0%

The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

38

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well-performing mortgage loan portfolio, with over 99% of all mortgage loans classified as performing at both December 31, 2020 and 2019. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans — 60 days and agricultural mortgage loans — 90 days. To the extent a payment deferral is agreed to with a borrower, in response to the COVID-19 pandemic, the past due status of the impacted loans during the forbearance period is locked-in as of March 1, 2020, which reflects the date on which the COVID-19 pandemic began to affect the borrower's ability to make payments. At December 31, 2020, $38 million of the COVID-19 pandemic modified loans were classified as delinquent.

The aging of the amortized cost of past due mortgage loans by portfolio segment was as follows at:

	December 31, 2020
	Commercial	Agricultural	Residential	Total
	(In millions)
Current	$9,687	$3,479	$2,575	$15,741
30-59 days past due	—	—	9	9
60-89 days past due	—	—	24	24
90-179 days past due	—	—	27	27
180+ days past due	—	—	15	15
Total	$9,687	$3,479	$2,650	$15,816

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized and in the process of foreclosure. To the extent a payment deferral is agreed to with a borrower, in response to the COVID-19 pandemic, the impacted loans generally will not be reported as in a nonaccrual status during the period of deferral. A COVID-19 pandemic modified loan is only reported as a nonaccrual asset in the event a borrower declares bankruptcy, the borrower experiences significant credit deterioration such that the Company does not expect to collect all principal and interest due, or the loan was 90 days past due at the onset of the pandemic. At December 31, 2020, $38 million of the COVID-19 pandemic modified loans were in nonaccrual status.

The amortized cost of mortgage loans in a nonaccrual status by portfolio segment were as follows at:

	Commercial	Agricultural	Residential	Total
	(In millions)
December 31, 2019	$—	$21	$37	$58
December 31, 2020 (1)	$—	$—	$66	$66

(1)  The Company had $7 million of residential mortgage loans in nonaccrual status for which there was no related allowance for credit losses for the year ended December 31, 2020.

Current period investment income on mortgage loans in nonaccrual status was $2 million for the year ended December 31, 2020.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to nonperforming mortgage loans. Each modification is evaluated to determine if a TDR has occurred. A modification is a TDR when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the amount of debt owed, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring during the year ended December 31, 2020.

39

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Short-term modifications made on a good faith basis to borrowers who were not more than 30 days past due at December 31, 2019 and in response to the COVID-19 pandemic are not considered TDRs.

Other Invested Assets

Over 90% of other invested assets is comprised of freestanding derivatives with positive estimated fair values. See Note 7 for information about freestanding derivatives with positive estimated fair values. Other invested assets also includes tax credit and renewable energy partnerships, leveraged leases and FHLB stock.

Leveraged Leases

The carrying value of leveraged leases at December 31, 2020 and 2019 was $50 million and $64 million, respectively, net of allowance for credit losses of $13 million and $0, respectively. Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 12 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. Nonperforming rental receivables are generally defined as those that are 90 days or more past due. At both December 31, 2020 and 2019, all leveraged leases were performing.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities and the effect on DAC, VOBA, DSI and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Fixed maturity securities	$11,818	$6,894	$1,679
Derivatives	162	232	253
Other	(16)	(15)	(15)
Subtotal	11,964	7,111	1,917
Amounts allocated from:
Future policy benefits	(4,598)	(2,691)	(885)
DAC, VOBA and DSI	(494)	(332)	(90)
Subtotal	(5,092)	(3,023)	(975)
Deferred income tax benefit (expense)	(1,443)	(859)	(198)
Net unrealized investment gains (losses)	$5,429	$3,229	$744

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Balance at December 31,	$3,229	$744	$1,860
Unrealized investment gains (losses) change due to cumulative effect, net of income tax	—	—	(79)
Balance at January 1,	3,229	744	1,781
Unrealized investment gains (losses) during the year	4,853	5,194	(2,990)
Unrealized investment gains (losses) relating to:
Future policy benefits	(1,907)	(1,806)	1,485
DAC, VOBA and DSI	(162)	(242)	172
Deferred income tax benefit (expense)	(584)	(661)	296
Balance at December 31,	$5,429	$3,229	$744
Change in net unrealized investment gains (losses)	$2,200	$2,485	$(1,037)

40

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2020 and 2019.

Securities Lending

Elements of the securities lending program are presented below at:

	December 31,
	2020	2019
	(In millions)
Securities on loan: (1)
Amortized cost	$2,373	$2,031
Estimated fair value	$3,603	$2,996
Cash collateral received from counterparties (2)	$3,674	$3,074
Reinvestment portfolio — estimated fair value	$3,830	$3,174

(1)  Included within fixed maturity securities.

(2)  Included within payables for collateral under securities loaned and other transactions.

The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

	December 31, 2020				December 31, 2019
	Open (1)	1 Month or Less	1 to 6 Months	Total	Open (1)	1 Month or Less	1 to 6 Months	Total
	(In millions)
U.S. government and agency	$937	$2,300	$437	$3,674	$1,279	$1,094	$701	$3,074

(1)  The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized in normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2020 was $920 million, primarily comprised of U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, U.S. and foreign corporate securities, non-agency RMBS and U.S. government and agency securities) with 63% invested in agency RMBS, cash and cash equivalents and U.S. government and agency securities at December 31, 2020. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

41

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

Invested assets on deposit, held in trust and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2020	2019
	(In millions)
Invested assets on deposit (regulatory deposits) (1)	$10,131	$9,345
Invested assets held in trust (reinsurance agreements) (2)	5,711	4,561
Invested assets pledged as collateral (3)	5,595	3,640
Total invested assets on deposit, held in trust and pledged as collateral	$21,437	$17,546

(1)  The Company has assets, primarily fixed maturity securities, on deposit with governmental authorities relating to certain policyholder liabilities, of which $59 million and $69 million of the assets on deposit represents restricted cash and cash equivalents at December 31, 2020 and 2019, respectively.

(2)  The Company has assets, primarily fixed maturity securities, held in trust relating to certain reinsurance transactions, of which $101 million and $124 million of the assets held in trust balance represents restricted cash and cash equivalents at December 31, 2020 and 2019, respectively.

(3)  The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 7).

See "— Securities Lending" for information regarding securities on loan.

Collectively Significant Equity Method Investments

The Company holds investments in limited partnerships and LLCs consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $2.8 billion at December 31, 2020. The Company's maximum exposure to loss related to these equity method investments is the carrying value of these investments plus unfunded commitments of $1.5 billion at December 31, 2020. The Company's investments in limited partnerships and LLCs are generally of a passive nature in that the Company does not participate in the management of the entities.

As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for each of the years ended December 31, 2020, 2019, and 2018. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

The aggregated summarized financial data presented below reflects the latest available financial information and is as of and for the years ended December 31, 2020, 2019 and 2018. Aggregate total assets of these entities totaled $503.7 billion and $403.6 billion at December 31, 2020 and 2019, respectively. Aggregate total liabilities of these entities totaled $62.9 billion and $52.7 billion at December 31, 2020 and 2019, respectively. Aggregate net income (loss) of these entities totaled $37.7 billion, $33.3 billion and $33.3 billion for the years ended December 31, 2020, 2019 and 2018, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

The Company has invested in legal entities that are variable interest entities ("VIE"). VIEs are consolidated when the investor is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both the power to (i) direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2020 or 2019.

42

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2020		2019
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
	(In millions)
Fixed maturity securities	$13,494	$12,416	$12,959	$12,317
Limited partnerships and LLCs	2,307	3,565	1,892	3,065
Total	$15,801	$15,981	$14,851	$15,382

The Company's investments in unconsolidated VIEs are described below.

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds, and Structured Securities, issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company's maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See "— Fixed Maturity Securities Available-for-sale" for information on these securities.

Limited Partnerships and LLCs

The Company holds investments in certain limited partnerships and LLCs which are VIEs. These ventures include limited partnerships, LLCs, private equity funds, hedge funds, and to a lesser extent tax credit and renewable energy partnerships. The Company is not considered the primary beneficiary, or consolidator, when its involvement takes the form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner's interest does not provide the Company with any substantive kick-out or participating rights, nor does it provide the Company with the power to direct the activities of the fund. The Company's maximum exposure to loss on these investments is limited to: (i) the amount invested in debt or equity of the VIE and (ii) commitments to the VIE, as described in Note 13.

43

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Investment income:
Fixed maturity securities	$2,659	$2,627	$2,499
Equity securities	6	8	7
Mortgage loans	663	676	538
Policy loans	34	46	62
Limited partnerships and LLCs (1)	240	220	258
Cash, cash equivalents and short-term investments	41	72	26
Other	52	38	38
Total investment income	3,695	3,687	3,428
Less: Investment expenses	167	201	193
Net investment income	$3,528	$3,486	$3,235

(1)  Includes net investment income pertaining to other limited partnership interests of $225 million, $181 million and $211 million for the years ended December 31, 2020, 2019, and 2018, respectively.

See "— Related Party Investment Transactions" for discussion of related party investment expenses.

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Fixed maturity securities	$298	$87	$(178)
Equity securities	—	17	(16)
Mortgage loans	(27)	(10)	(13)
Limited partnerships and LLCs	(3)	7	40
Other	11	(9)	(37)
Total net investment gains (losses)	$279	$92	$(204)

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Proceeds	$3,201	$8,541	$11,159
Gross investment gains	$389	$232	$101
Gross investment losses	(76)	(145)	(279)
Net investment gains (losses)	$313	$87	$(178)

44

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Related Party Investment Transactions

All of the transactions reported as related party activity occurred prior to the MetLife Divestiture (see Note 1).

The Company receives investment administrative services from MetLife Investment Management, LLC (formerly known as MetLife Investment Advisors, LLC), which was considered a related party investment manager until the completion of the MetLife Divestiture. The related investment administrative service charges were $49 million for the year ended December 31, 2018.

7. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate, credit and equity market.

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral").

Interest Rate Derivatives

Interest rate swaps: The Company uses interest rate swaps to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate swaps are used in non-qualifying hedging relationships.

Interest rate caps: The Company uses interest rate caps to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities. Interest rate caps are used in non-qualifying hedging relationships.

Interest rate swaptions: The Company uses interest rate swaptions to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate swaptions are used in non-qualifying hedging relationships. Interest rate swaptions are included in interest rate options.

Interest rate forwards: The Company uses interest rate forwards to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate forwards are used in cash flow and non-qualifying hedging relationships.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Foreign currency forwards: The Company uses foreign currency forwards to hedge currency exposure on its invested assets. Foreign currency forwards are used in non-qualifying hedging relationships.

Credit Derivatives

Credit default swaps: The Company uses credit default swaps to create synthetic credit investments to replicate credit exposure that is more economically attractive than what is available in the market or otherwise unavailable (written credit protection), or to reduce credit loss exposure on certain assets that the Company owns (purchased credit protection). Credit default swaps are used in non-qualifying hedging relationships.

45

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

Credit default swaptions: The Company uses credit default swaptions to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. Swaptions are used to create callable bonds from replication synthetic asset transaction ("RSAT") positions. This enhances the income of the RSAT program through earned premiums while not changing the credit profile of the RSATs. Credit default swaptions are used in non-qualifying hedging relationships.

Equity Derivatives

Equity index options: The Company uses equity index options primarily to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Additionally, the Company uses equity index options to hedge index-linked annuity products against adverse changes in equity markets. Equity index options are used in non-qualifying hedging relationships.

Equity total return swaps: The Company uses equity total return swaps to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Equity total return swaps are used in non-qualifying hedging relationships.

Equity variance swaps: The Company uses equity variance swaps to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. Equity variance swaps are used in non-qualifying hedging relationships.

46

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount, and estimated fair value of derivatives held were as follows at:

		December 31,
		2020			2019
		Gross	Estimated Fair Value		Gross	Estimated Fair Value
	Primary Underlying Risk	Notional			Notional
	Exposure	Amount	Assets	Liabilities	Amount	Assets	Liabilities
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate forwards	Interest rate	$290	$66	$—	$420	$22	$—
Foreign currency swaps	Foreign currency exchange rate	2,750	122	112	2,701	176	27
Total qualifying hedges		3,040	188	112	3,121	198	27
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	2,295	463	—	7,559	878	29
Interest rate caps	Interest rate	2,350	2	—	3,350	2	—
Interest rate options	Interest rate	25,980	712	122	29,750	782	187
Interest rate forwards	Interest rate	8,086	851	78	5,418	94	114
Foreign currency swaps	Foreign currency exchange rate	989	85	32	1,040	94	15
Foreign currency forwards	Foreign currency exchange rate	201	—	—	138	—	1
Credit default swaps — purchased	Credit	18	—	—	18	—	—
Credit default swaps — written	Credit	1,755	41	—	1,613	36	—
Credit default options	Credit	100	—	—	—	—	—
Equity index options	Equity market	31,576	1,071	838	51,509	850	1,728
Equity variance swaps	Equity market	1,098	13	20	2,136	69	69
Equity total return swaps	Equity market	15,056	143	822	7,723	2	367
Total non-designated or non-qualifying derivatives		89,504	3,381	1,912	110,254	2,807	2,510
Embedded derivatives:
Ceded guaranteed minimum income benefits	Other	N/A	283	—	N/A	217	—
Direct index-linked annuities	Other	N/A	—	3,855	N/A	—	2,253
Direct guaranteed minimum benefits	Other	N/A	—	2,751	N/A	—	1,548
Assumed guaranteed minimum benefits	Other	N/A	—	596	N/A	—	442
Assumed index-linked annuities	Other	N/A	—	382	N/A	—	339
Total embedded derivatives		N/A	283	7,584	N/A	217	4,582
Total		$92,544	$3,852	$9,608	$113,375	$3,222	$7,119

Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2020 and 2019. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and generally do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities and generally do not qualify for hedge accounting because they do not meet the criteria of being "highly effective" as outlined in ASC 815; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to create synthetic credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship.

47

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items presented in net derivative gains (losses) were as follows:

	Year Ended December 31, 2020
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate derivatives	$2	$—	$3	$—	$77
Foreign currency exchange rate derivatives	13	(6)	36	—	(129)
Total cash flow hedges	15	(6)	39	—	(52)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	3,557	—	—	—	—
Foreign currency exchange rate derivatives	(17)	(7)	—	—	—
Credit derivatives	18	—	—	—	—
Equity derivatives	(1,367)	—	—	—	—
Embedded derivatives	(2,325)	—	—	—	—
Total non-qualifying hedges	(134)	(7)	—	—	—
Total	$(119)	$(13)	$39	$—	$(52)
	Year Ended December 31, 2019
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate derivatives	$31	$—	$2	$—	$25
Foreign currency exchange rate derivatives	25	(29)	32	—	12
Total cash flow hedges	56	(29)	34	—	37
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	1,589	—	—	—	—
Foreign currency exchange rate derivatives	22	(3)	—	—	—
Credit derivatives	44	—	—	—	—
Equity derivatives	(2,476)	—	—	—	—
Embedded derivatives	(1,249)	—	—	—	—
Total non-qualifying hedges	(2,070)	(3)	—	—	—
Total	$(2,014)	$(32)	$34	$—	$37
48

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

	Year Ended December 31, 2018
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate derivatives	$(12)	$12	$1	$—	$—
Total fair value hedges	(12)	12	1	—	—
Cash flow hedges:
Interest rate derivatives	129	(1)	5	—	(5)
Foreign currency exchange rate derivatives	—	(1)	26	—	161
Total cash flow hedges	129	(2)	31	—	156
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	(659)	—	—	—	—
Foreign currency exchange rate derivatives	81	(7)	—	—	—
Credit derivatives	(7)	—	—	—	—
Equity derivatives	631	—	—	—	—
Embedded derivatives	579	—	—	(8)	—
Total non-qualifying hedges	625	(7)	—	(8)	—
Total	$742	$3	$32	$(8)	$156

At December 31, 2020 and 2019, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions was three years and four years, respectively.

At December 31, 2020 and 2019, the balance in AOCI associated with cash flow hedges was $162 million and $232 million, respectively.

Credit Derivatives

In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation.

The estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps were as follows at:

	December 31,
	2020			2019
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A	$15	$683	2.9	$11	$615	2.5
Baa	26	1,072	5.2	25	998	5.1
Total	$41	$1,755	4.3	$36	$1,613	4.1

49

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

(1)  The Company has written credit protection on both single name and index references. The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2)  The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

		Gross Amounts Not Offset on the Consolidated Balance Sheets
	Gross Amount Recognized	Financial Instruments (1)	Collateral Received/ Pledged (2)	Net Amount	Securities Collateral Received/ Pledged (3)	Net Amount After Securities Collateral
	(In millions)
December 31, 2020
Derivative assets	$3,574	$(1,342)	$(1,327)	$905	$(840)	$65
Derivative liabilities	$2,010	$(1,342)	$—	$668	$(630)	$38
December 31, 2019
Derivative assets	$3,046	$(1,458)	$(1,100)	$488	$(487)	$1
Derivative liabilities	$2,522	$(1,458)	$—	$1,064	$(1,061)	$3

(1)  Represents amounts subject to an enforceable master netting agreement or similar agreement.

(2)  The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.

(3)  Securities collateral received from counterparties is not reported on the consolidated balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company's collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

50

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

The aggregate estimated fair values of derivatives in a net liability position containing such credit-contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2020	2019
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$668	$1,064
Estimated Fair Value of Collateral Provided (2):
Fixed maturity securities	$1,205	$1,473

(1)  After taking into consideration the existence of netting agreements.

(2)  Substantially all of the Company's collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately.

8. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

51

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

	December 31, 2020
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$36,789	$487	$37,276
Foreign corporate	—	11,178	197	11,375
U.S. government and agency	2,108	6,356	—	8,464
RMBS	—	8,197	22	8,219
CMBS	—	6,692	5	6,697
State and political subdivision	—	4,555	—	4,555
ABS	—	2,841	40	2,881
Foreign government	—	1,832	—	1,832
Total fixed maturity securities	2,108	78,440	751	81,299
Equity securities	31	99	3	133
Short-term investments	1,669	216	—	1,885
Derivative assets: (1)
Interest rate	—	2,094	—	2,094
Foreign currency exchange rate	—	206	1	207
Credit	—	27	14	41
Equity market	—	1,213	14	1,227
Total derivative assets	—	3,540	29	3,569
Embedded derivatives within asset host contracts (2)	—	—	283	283
Separate account assets	86	103,897	3	103,986
Total assets	$3,894	$186,192	$1,069	$191,155
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$200	$—	$200
Foreign currency exchange rate	—	137	7	144
Equity market	—	1,660	20	1,680
Total derivative liabilities	—	1,997	27	2,024
Embedded derivatives within liability host contracts (2)	—	—	7,584	7,584
Total liabilities	$—	$1,997	$7,611	$9,608

52

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

	December 31, 2019
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$30,266	$325	$30,591
Foreign corporate	—	9,554	132	9,686
U.S. government and agency	1,542	5,702	—	7,244
RMBS	—	8,986	44	9,030
CMBS	—	5,714	—	5,714
State and political subdivision	—	3,938	73	4,011
ABS	—	1,877	73	1,950
Foreign government	—	1,751	—	1,751
Total fixed maturity securities	1,542	67,788	647	69,977
Equity securities	14	125	8	147
Short-term investments	1,004	473	5	1,482
Derivative assets: (1)
Interest rate	—	1,778	—	1,778
Foreign currency exchange rate	—	265	5	270
Credit	—	25	11	36
Equity market	—	850	71	921
Total derivative assets	—	2,918	87	3,005
Embedded derivatives within asset host contracts (2)	—	—	217	217
Separate account assets	180	99,485	3	99,668
Total assets	$2,740	$170,789	$967	$174,496
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$330	$—	$330
Foreign currency exchange rate	—	43	—	43
Equity market	—	2,093	71	2,164
Total derivative liabilities	—	2,466	71	2,537
Embedded derivatives within liability host contracts (2)	—	—	4,582	4,582
Total liabilities	$—	$2,466	$4,653	$7,119

(1)  Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets.

(2)  Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables and other invested assets on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances on the consolidated balance sheets.

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of Brighthouse Financial's Board of Directors regarding compliance with fair value accounting standards.

53

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as "consensus pricing," are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as, balance sheet analytics to assess reasonableness of period to period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2020.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to; collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

54

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets. For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Embedded Derivatives

Embedded derivatives principally include certain direct and ceded variable annuity guarantees and equity crediting rates within index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

The Company issues certain variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain portions of GMIBs are accounted for as embedded derivatives and measured at estimated fair value separately from the host variable annuity contract. These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets, with changes in estimated fair value reported in net derivative gains (losses).

The Company determines the fair value of these embedded derivatives by estimating the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations of policyholder behavior. The calculation is based on in-force business and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

55

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly-traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for BHF's debt. These observable spreads are then adjusted to reflect the priority of these liabilities and claims-paying ability of the issuing insurance subsidiaries as compared to BHF's overall financial strength.

Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

The Company issues and assumes through reinsurance index-linked annuities which allow the policyholder to participate in returns from equity indices. The crediting rates associated with these features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

The estimated fair value of crediting rates associated with index-linked annuities is determined using a combination of an option pricing model and an option-budget approach. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

56

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

		Significant	December 31, 2020		December 31, 2019		Impact of Increase in Input
	Valuation Techniques	Unobservable Inputs	Range		Range		on Estimated Fair Value
Embedded derivatives
Direct, assumed and ceded guaranteed minimum benefits	• Option pricing techniques	• Mortality rates	0.03	% - 12.13%	0.02	% - 11.31%	Decrease (1)
		• Lapse rates	0.25	% - 15.00%	0.25	% - 16.00%	Decrease (2)
		• Utilization rates	0.00	% - 25.00%	0.00	% - 25.00%	Increase (3)
		• Withdrawal rates	0.25	% - 10.00%	0.25	% - 10.00%	(4)
		• Long-term equity volatilities	16.66	% - 22.21%	16.24	% - 21.65%	Increase (5)
		• Nonperformance risk spread	0.47	% - 1.97%	0.54	% - 1.99%	Decrease (6)

(1)  Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old, which represents the majority of the business with living benefits. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2)  The range shown reflects base lapse rates for major product categories for duration 1-20, which represents majority of business with living benefit riders. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

(3)  The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder.

(4)  The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(5)  Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(6)  Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

57

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a higher (lower) fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a higher (lower) fair value.

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
	Corporate (1)	Structured Securities	State and Political Subdivision	Equity Securities	Short-term Investments	Net Derivatives (2)	Net Embedded Derivatives (3)	Separate Account Assets (4)
	(In millions)
Balance, January 1, 2019	$711	$174	$74	$3	$—	$(122)	$(2,288)	$1
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	—	1	1	—	—	(12)	(1,249)	—
Total realized/unrealized gains (losses) included in AOCI	15	2	(1)	—	—	(1)	—	—
Purchases (7)	342	68	—	5	5	—	—	3
Sales (7)	(150)	(25)	(1)	—	—	—	—	—
Issuances (7)	—	—	—	—	—	—	—	—
Settlements (7)	—	—	—	—	—	155	(828)	—
Transfers into Level 3 (8)	24	42	—	—	—	—	—	—
Transfers out of Level 3 (8)	(485)	(145)	—	—	—	(4)	—	(1)
Balance, December 31, 2019	457	117	73	8	5	16	(4,365)	3
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	(6)	—	—	—	—	9	(2,325)	—
Total realized/unrealized gains (losses) included in AOCI	(3)	1	—	—	—	(9)	—	—
Purchases (7)	409	58	—	—	—	—	—	—
Sales (7)	(117)	(5)	—	—	(5)	(14)	—	—
Issuances (7)	—	—	—	—	—	—	—	—
Settlements (7)	—	—	—	—	—	—	(611)	—
Transfers into Level 3 (8)	186	11	—	—	—	—	—	—
Transfers out of Level 3 (8)	(242)	(115)	(73)	(5)	—	—	—	—
Balance, December 31, 2020	$684	$67	$—	$3	$—	$2	$(7,301)	$3
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2018 (9)	$(2)	$(1)	$1	$1	$—	$148	$268	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2019 (9)	$—	$—	$1	$—	$—	$(10)	$(1,504)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2020 (9)	$(5)	$—	$—	$—	$—	$(4)	$(2,398)	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2020 (9)	$(3)	$1	$—	$—	$—	$(9)	$—	$—
Gains (Losses) Data for the year ended December 31, 2018:
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	$1	$2	$1	$—	$—	$152	$571	$—
Total realized/unrealized gains (losses) included in AOCI	$(32)	$(6)	$(1)	$—	$—	$9	$—	$—

(1)  Comprised of U.S. and foreign corporate securities.

58

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

(2)  Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(3)  Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(4)  Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(5)  Amortization of premium/accretion of discount is included within net investment income. Changes in the allowance for credit losses and direct write-offs are charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(6)  Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(7)  Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(8)  Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(9)  Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions and those short-term investments that are not securities and therefore are not included in the three level hierarchy table disclosed in the "— Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

59

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2020
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$15,722	$—	$—	$16,836	$16,836
Policy loans	$884	$—	$475	$881	$1,356
Other invested assets	$54	$—	$39	$15	$54
Premiums, reinsurance and other receivables	$3,114	$—	$90	$3,808	$3,898
Liabilities
Policyholder account balances	$17,361	$—	$—	$18,962	$18,962
Long-term debt	$843	$—	$39	$1,031	$1,070
Other liabilities	$891	$—	$121	$787	$908
Separate account liabilities	$1,331	$—	$1,331	$—	$1,331
	December 31, 2019
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$15,664	$—	$—	$16,291	$16,291
Policy loans	$875	$—	$479	$504	$983
Other invested assets	$51	$—	$39	$12	$51
Premiums, reinsurance and other receivables	$2,053	$—	$41	$2,427	$2,468
Liabilities
Policyholder account balances	$15,474	$—	$—	$15,576	$15,576
Long-term debt	$844	$—	$39	$903	$942
Other liabilities	$943	$—	$169	$777	$946
Separate account liabilities	$1,186	$—	$1,186	$—	$1,186

9. Long-term Debt

Long-term debt outstanding was as follows at:

			December 31,
	Stated Interest Rate	Maturity	2020	2019
			(In millions)
Surplus note — affiliated	8.070%	2059	$412	$412
Surplus note — affiliated	8.150%	2058	200	200
Surplus note — affiliated	7.800%	2058	200	200
Other long-term debt — unaffiliated (1)	7.028%	2030	31	32
Total long-term debt			$843	$844

(1)  Represents non-recourse debt of a subsidiary for which creditors have no access, subject to customary exceptions, to the general assets of the Company other than recourse to certain investment companies.

60

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Long-term Debt (continued)

The aggregate maturities of long-term debt at December 31, 2020 were $2 million in each of 2021, 2022 and 2023, $3 million in each of 2024 and 2025 and $831 million thereafter.

Interest expense related to long-term and short-term debt of $68 million, $60 million and $6 million for the years ended December 31, 2020, 2019 and 2018, respectively, is included in other expenses, of which $65 million, $58 million and $4 million, respectively, was associated with affiliated debt.

Surplus Notes

On March 25, 2019, Brighthouse Life Insurance Company issued a $412 million surplus note due March 2059 to BH Holdings, which bears interest at a fixed rate of 8.07%, payable annually. Payments of interest and principal on this surplus note may be made only with the prior approval of the Delaware Department of Insurance.

On December 21, 2018, Brighthouse Life Insurance Company issued a $200 million surplus note due December 2058 to NELICO (the "December 2058 Surplus Note") in exchange for $28 million of cash and $172 million of invested assets, primarily fixed maturity securities. The December 2058 Surplus Note bears interest at a fixed rate of 8.15%, payable annually. On December 21, 2018, with the prior approval of the Commonwealth of Massachusetts Division of Insurance, NELICO distributed the December 2058 Surplus Note to BH Holdings via a non-cash extraordinary dividend. Payments of interest and principal on the December 2058 Surplus Note may be made only with the prior approval of the Delaware Department of Insurance.

On September 28, 2018, Brighthouse Life Insurance Company issued a $200 million surplus note due September 2058 to BH Holdings (the "September 2058 Surplus Note") in exchange for cash, which bears interest at a fixed rate of 7.80%, payable annually. Payments of interest and principal on the September 2058 Surplus Note may be made only with the prior approval of the Delaware Department of Insurance.

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term not more than 364 days. On March 30, 2020, BH Holdings issued a $100 million promissory note to Brighthouse Life Insurance Company, which bore interest at a fixed rate of 2.4996%, and was repaid upon maturity on June 30, 2020. Additionally, on March 30, 2020, Brighthouse Life Insurance Company of NY ("BHNY") issued a $100 million promissory note to BH Holdings, which bore interest at a fixed rate of 2.4996%, and was repaid upon maturity on June 30, 2020.

Committed Facilities

Reinsurance Financing Arrangement

On April 28, 2017, Brighthouse Reinsurance Company of Delaware ("BRCD") entered into a $10.0 billion financing arrangement with a pool of highly rated third-party reinsurers consisting of credit-linked notes. On June 11, 2020, BRCD amended its financing arrangement to increase the maximum amount to $12.0 billion and extend the term by two years to 2039. At December 31, 2020, there were no borrowings and there was $10.9 billion of funding available under this financing arrangement. For the years ended December 31, 2020, 2019 and 2018, the Company recognized commitment fees of $30 million, $41 million and $44 million, respectively, in other expenses associated with this financing arrangement.

61

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Long-term Debt (continued)

Repurchase Facilities

On November 20, 2020, Brighthouse Life Insurance Company terminated without penalty its existing $2.0 billion secured committed repurchase facility with a financial institution and concurrently entered into new secured committed repurchase facilities (the "2020 Repurchase Facilities") under which Brighthouse Life Insurance Company may continue to enter into repurchase transactions in an aggregate amount up to $2.0 billion for a term of up to three years. Under the 2020 Repurchase Facilities, Brighthouse Life Insurance Company may sell certain eligible securities at a purchase price based on the market value of the securities less an applicable margin based on the types of securities sold, with a concurrent agreement to repurchase such securities at a predetermined future date (up to three months) and at a price which represents the original purchase price plus interest. At December 31, 2020, there were no borrowings under the 2020 Repurchase Facilities. For the years ended December 31, 2020, 2019 and 2018, fees associated with this committed facility were not significant.

10. Equity

Statutory Equity and Income

The states of domicile of Brighthouse Life Insurance Company and BHNY impose RBC requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital ("TAC"), calculated in the manner prescribed by the NAIC to its authorized control level RBC ("ACL RBC"), calculated in the manner prescribed by the NAIC, based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratios for Brighthouse Life Insurance Company and BHNY were each in excess of 400% for all periods presented.

Brighthouse Life Insurance Company and BHNY prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

The tables below present amounts from Brighthouse Life Insurance Company and BHNY, which are derived from the statutory-basis financial statements as filed with the insurance regulators.

Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2020	2019	2018
		(In millions)
Brighthouse Life Insurance Company	Delaware	$(979)	$1,074	$(1,104)
Brighthouse Life Insurance Company of NY	New York	$(390)	$(139)	$19

Statutory capital and surplus was as follows at:

	December 31,
Company	2020	2019
	(In millions)
Brighthouse Life Insurance Company	$7,410	$8,746
Brighthouse Life Insurance Company of NY	$373	$579

The Company has a reinsurance subsidiary, BRCD, which reinsures risks including level premium term life and ULSG assumed from other Brighthouse Financial life insurance subsidiaries. BRCD, with the explicit permission of the Delaware Insurance Commissioner ("Delaware Commissioner"), has included, as admitted assets, the value of credit-linked notes, serving as collateral, which resulted in higher statutory capital and surplus of $8.0 billion and $9.0 billion for the years ended December 31, 2020 and 2019, respectively.

62

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

The statutory net income (loss) of BRCD was $145 million, ($316) million and ($1.1) billion for the years ended December 31, 2020, 2019 and 2018, respectively, and the combined statutory capital and surplus, including the aforementioned prescribed practices, were $624 million and $572 million at December 31, 2020 and 2019, respectively.

Dividend Restrictions

The table below sets forth the dividends permitted to be paid by certain of the Company's insurance companies without insurance regulatory approval and dividends paid:

	2021	2020	2019	2018
Company	Permitted Without Approval (1)	Paid (2)	Paid (2)	Paid (2)
	(In millions)
Brighthouse Life Insurance Company	$733	$1,250	$—	$—
Brighthouse Life Insurance Company of NY	$—	$—	$28	$—

(1)  Reflects dividend amounts that may be paid during 2021 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over rolling 12-month periods, if paid before a specified date during 2021, some or all of such dividends may require regulatory approval.

(2)  Reflects all amounts paid, including those requiring regulatory approval.

Under the Delaware Insurance Law, Brighthouse Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of Brighthouse Life Insurance Company's own securities. Brighthouse Life Insurance Company will be permitted to pay a stockholder dividend in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under the Delaware Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Under BRCD's plan of operations, no dividend or distribution may be made by BRCD without the prior approval of the Delaware Commissioner. During the year ended December 31, 2020, BRCD paid an extraordinary dividend in the form of invested assets of $423 million and the settlement of affiliated reinsurance balances of $177 million, which was approved by the Delaware Commissioner in December 2019. BRCD did not pay any extraordinary dividends during the years ended December 31, 2019 and 2018. During the years ended December 31, 2020, 2019 and 2018, BRCD paid cash dividends of $1 million, $1 million and $2 million, respectively, to its preferred shareholders.

63

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Foreign Currency Translation Adjustments	Total
	(In millions)
Balance at December 31, 2017	$1,709	$151	$(23)	$1,837
Cumulative effect of change in accounting principle and other, net of income tax	(79)	—	—	(79)
Balance, January 1, 2018	1,630	151	(23)	1,758
OCI before reclassifications	(1,534)	156	(4)	(1,382)
Deferred income tax benefit (expense)	327	54	1	382
AOCI before reclassifications, net of income tax	423	361	(26)	758
Amounts reclassified from AOCI	179	(134)	—	45
Deferred income tax benefit (expense)	(38)	(47)	—	(85)
Amounts reclassified from AOCI, net of income tax	141	(181)	—	(40)
Balance at December 31, 2018	564	180	(26)	718
OCI before reclassifications	3,224	37	12	3,273
Deferred income tax benefit (expense)	(677)	(8)	—	(685)
AOCI before reclassifications, net of income tax	3,111	209	(14)	3,306
Amounts reclassified from AOCI	(57)	(58)	—	(115)
Deferred income tax benefit (expense)	12	12	—	24
Amounts reclassified from AOCI, net of income tax	(45)	(46)	—	(91)
Balance at December 31, 2019	3,066	163	(14)	3,215
OCI before reclassifications (2)	3,159	(52)	19	3,126
Deferred income tax benefit (expense)	(663)	11	(13)	(665)
AOCI before reclassifications, net of income tax	5,562	122	(8)	5,676
Amounts reclassified from AOCI	(305)	(18)	—	(323)
Deferred income tax benefit (expense)	64	4	—	68
Amounts reclassified from AOCI, net of income tax	(241)	(14)	—	(255)
Balance at December 31, 2020	$5,321	$108	$(8)	$5,421

(1)  See Note 6 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI.

(2)  Includes $3 million related to the adoption of ASU 2016-13 (see Note 1).

64

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	Years Ended December 31,
	2020	2019	2018
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains(losses)	$319	$94	$(178)	Net investment gains (losses)
Net unrealized investment gains (losses)	—	—	1	Net investment income
Net unrealized investment gains (losses)	(14)	(37)	(2)	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	305	57	(179)
Income tax (expense) benefit	(64)	(12)	38
Net unrealized investment gains (losses), net of income tax	241	45	(141)
Unrealized gains (losses) on derivatives — cash flow hedges:
Interest rate swaps	2	31	98	Net derivative gains (losses)
Interest rate swaps	3	2	3	Net investment income
Interest rate forwards	—	—	31	Net derivative gains (losses)
Interest rate forwards	—	—	2	Net investment income
Foreign currency swaps	13	25	—	Net derivative gains (losses)
Gains (losses) on cash flow hedges, before income tax	18	58	134
Income tax (expense) benefit	(4)	(12)	47
Gains (losses) on cash flow hedges, net of income tax	14	46	181
Total reclassifications, net of income tax	$255	$91	$40

11. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the "Funds") whereby the Company is paid monthly or quarterly fees ("12b-1 fees") for providing certain services to customers and distributors of the Funds. The 12b-1 fees are generally equal to a fixed percentage of the average daily balance of the customer's investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company's performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.

Other revenues consisted primarily of 12b-1 fees of $235 million, $240 million and $255 million for the years ended December 31, 2020, 2019 and 2018, respectively, of which substantially all were reported in the Annuities segment.

65

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Other Revenues and Other Expenses (continued)

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Compensation	$321	$304	$278
Contracted services and other labor costs	251	252	194
Transition services agreements	122	237	268
Establishment costs	194	76	131
Premium and other taxes, licenses and fees	39	43	64
Volume related costs, excluding compensation, net of DAC capitalization	591	591	595
Interest expense on debt	68	60	6
Other	258	246	227
Total other expenses	$1,844	$1,809	$1,763

Capitalization of DAC

See Note 4 for additional information on the capitalization of DAC.

Interest Expense on Debt

See Note 9 for attribution of interest expense by debt issuance.

Related Party Expenses

See Note 14 for a discussion of related party expenses included in the table above.

12. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Current:
Federal	$—	$(35)	$(178)
Deferred:
Federal	(433)	(303)	331
Provision for income tax expense (benefit)	$(433)	$(338)	$153

66

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Tax provision at statutory rate	$(365)	$(241)	$235
Tax effect of:
Excess loss account — Separation from MetLife	—	—	(2)
Dividends received deduction	(38)	(38)	(40)
Tax credits	(24)	(29)	(24)
Release of valuation allowance	—	—	(11)
Other, net	(6)	(30)	(5)
Provision for income tax expense (benefit)	$(433)	$(338)	$153
Effective tax rate	25%	30%	14%

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2020	2019
	(In millions)
Deferred income tax assets:
Net operating loss carryforwards	$1,485	$1,082
Tax credit carryforwards	133	105
Intangibles	62	97
Employee benefits	4	4
Investments, including derivatives	—	213
Other	—	18
Total deferred income tax assets	1,684	1,519
Deferred income tax liabilities:
Net unrealized investment gains	1,443	858
Policyholder liabilities and receivables	894	1,307
DAC	604	655
Investments, including derivatives	200	—
Other	4	—
Total deferred income tax liabilities	3,145	2,820
Net deferred income tax asset (liability)	$(1,461)	$(1,301)

The following table sets forth the net operating loss carryforwards for tax purposes at December 31, 2020.

Net Operating Loss Carryforwards
(In millions)
Expiration
2032	$3,006
Indefinite	4,064
$7,070

67

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

The following table sets forth the general business credits and foreign tax credits available for carryforward for tax purposes at December 31, 2020.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits
	(In millions)
Expiration
2020-2024	$—	$18
2025-2029	—	70
2030-2034	—	28
2035-2039	17	—
Indefinite	—	—
	$17	$116

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate in the future.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Balance at January 1,	$34	$34	$22
Additions for tax positions of prior years	—	—	12
Reductions for tax positions of prior years	—	—	—
Additions for tax positions of current year	—	—	—
Reductions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—
Balance at December 31,	$34	$34	$34
Unrecognized tax benefits that, if recognized would impact the effective rate	$34	$34	$34

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2020, 2019 and 2018.

The Company is under continuous examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2007. Management believes it has established adequate tax liabilities, and final resolution of the audit for the years 2007 and forward is not expected to have a material impact on the Company's consolidated financial statements.

Tax Sharing Agreements

For the periods prior to the Separation, the Company filed a consolidated federal life and non-life income tax return in accordance with the provisions of the Tax Code. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company, and its includable subsidiaries, under the consolidated tax return regulations and a tax sharing agreement with MetLife. This tax sharing agreement states that federal taxes will be computed on a modified separate return basis with benefits for losses.

68

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

For periods after the Separation, the Company and any directly owned life insurance and reinsurance subsidiaries (including BHNY and BRCD) entered in a tax sharing agreement to join a life consolidated federal income tax return. The nonlife subsidiaries of the Company will file their own federal income tax returns. The tax sharing agreements state that federal taxes are computed on a modified separate return basis with benefit for losses.

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement. Among other things, the tax separation agreement governs the allocation between MetLife and the Company of the responsibility for the taxes of the MetLife group. The tax separation agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. In November 2018, MetLife paid $894 million to the Company under the tax separation agreement. For the years ended December 31, 2020 and 2019, the Company paid MetLife $0 and $2 million, respectively, under the tax separation agreement. At December 31, 2020, the current income tax payable included $121 million payable to MetLife related to this agreement. At December 31, 2019, the current income tax recoverable included $115 million payable to MetLife related to this agreement.

13. Contingencies, Commitments and Guarantees

Contingencies

Litigation

The Company is a defendant in a number of litigation matters. In some of the matters, large or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2020.

Matters as to Which an Estimate Can Be Made

For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. In addition to amounts accrued for probable and reasonably estimable losses, as of December 31, 2020, the Company estimates the aggregate range of reasonably possible losses to be up to approximately $10 million.

69

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

Matters as to Which an Estimate Cannot Be Made

For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

Cost of Insurance Class Action

Richard A. Newton v. Brighthouse Life Insurance Company (U.S. District Court, Northern District of Georgia, Atlanta Division, filed May 8, 2020). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff was the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of all persons who own or owned life insurance policies issued where the terms of the life insurance policy provide or provided, among other things, a guarantee that the cost of insurance rates would not be increased by more than a specified percentage in any contract year. Plaintiff alleges, among other things, causes of action for breach of contract, fraud, suppression and concealment, and violation of the Georgia Racketeer Influenced and Corrupt Organizations Act. Plaintiff seeks to recover damages, including punitive damages, interest and treble damages, attorneys' fees, and injunctive and declaratory relief. Brighthouse Life Insurance Company filed a motion to dismiss in June 2020 and intends to vigorously defend this matter.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Other Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for certain non-litigation loss contingencies when assertions are made involving disputes or other matters with counterparties to contractual arrangements entered into by the Company, including with third-party vendors. The Company establishes liabilities for such non-litigation loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

70

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

Disputes have arisen with counterparties in connection with reinsurance arrangements where the Company is acting as either the reinsured or the reinsurer. These disputes involve assertions by third parties primarily related to rates, fees or reinsured benefit calculations, and in certain of such disputes the counterparty has made a request to arbitrate the dispute.

As of December 31, 2020, the Company estimates the amount of reasonably possible losses in excess of the amounts accrued for certain non-litigation loss contingencies to be up to approximately $125 million, which are primarily associated with reinsurance-related matters. For certain other reinsurance-related matters, the Company is not currently able to estimate the reasonably possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of such loss.

On a quarterly and annual basis, the Company reviews relevant information with respect to non-litigation contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $210 million and $206 million at December 31, 2020 and 2019, respectively.

Commitments to Fund Partnership Investments, and Private Corporate Bond Investments

The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1.7 billion and $1.8 billion at December 31, 2020 and 2019, respectively.

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $6 million to $112 million, with a cumulative maximum of $118 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company's recorded liabilities were $1 million at both December 31, 2020 and 2019 for indemnities, guarantees and commitments.

14. Related Party Transactions

The Company has various existing arrangements with its Brighthouse affiliates and had previous arrangements with MetLife for services necessary to conduct its activities. Certain of the MetLife services have continued, however, MetLife ceased to be a related party in June 2018 (see Note 1). See Note 11 for amounts related to continuing transition services.

The Company has related party reinsurance, investment, debt and equity transactions (see Notes 5, 9 and 10). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

71

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Related Party Transactions (continued)

Shared Services and Overhead Allocations

Brighthouse Services currently provides, and previously MetLife provided, certain services to the Company, each using an allocation methodology under certain agreements for such services. These services include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/ contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $213 million, $220 million and $234 million for the years ended December 31, 2020, 2019 and 2018, respectively. Costs incurred under these arrangements with Brighthouse Services as well as with MetLife prior to the MetLife Divestiture, were $1.1 billion for each of the years ended December 31, 2020, 2019 and 2018, and were recorded in other expenses.

Included in these costs are those incurred related to the establishment of services and infrastructure to replace those previously provided by MetLife. The Company incurred costs of $88 million, $21 million and $68 million for the years ended December 31, 2020, 2019 and 2018, respectively. The Company is charged a fee to reflect the value of the available infrastructure and services provided by these costs. While management believes the method used to allocate expenses under this arrangement is reasonable, the allocated expenses may not be indicative of those of a standalone entity.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($21) million and ($43) million at December 31, 2020 and 2019, respectively.

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $200 million, $205 million and $216 million for the years ended December 31, 2020, 2019 and 2018, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $858 million, $815 million and $771 million for the years ended December 31, 2020, 2019 and 2018, respectively. The Company also had related party fee income receivables of $18 million at both December 31, 2020 and 2019.

72

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Consolidated Summary of Investments
Other Than Investments in Related Parties
December 31, 2020

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
U.S. government and agency	$5,871	$8,464	$8,464
State and political subdivision	3,607	4,555	4,555
Public utilities	3,645	4,423	4,423
Foreign government	1,488	1,832	1,832
All other corporate bonds	38,071	43,931	43,931
Total bonds	52,682	63,205	63,205
Mortgage-backed and asset-backed securities	16,529	17,797	17,797
Redeemable preferred stock	272	297	297
Total fixed maturity securities	69,483	81,299	81,299
Equity securities:
Non-redeemable preferred stock	98	99	99
Common stock:
Industrial, miscellaneous and all other	30	32	32
Public utilities	—	2	2
Total equity securities	128	133	133
Mortgage loans	15,722		15,722
Policy loans	884		884
Limited partnerships and LLCs	2,809		2,809
Short-term investments	1,885		1,885
Other invested assets	3,757		3,757
Total investments	$94,668		$106,489

(1)  Cost or amortized cost for fixed maturity securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited partnerships and LLCs, cost represents original cost adjusted for equity in earnings and distributions.

73

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information
(Parent Company Only)
December 31, 2020 and 2019

(In millions, except share and per share data)

	2020	2019
Condensed Balance Sheets
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $59,333 and $53,793, respectively; allowance for credit losses of $2 and $0, respectively)	$69,350	$59,754
Equity securities, at estimated fair value	112	124
Mortgage loans (net of allowance for credit losses of $92 and $61, respectively)	15,079	15,038
Policy loans	884	875
Limited partnerships and limited liability companies	2,809	2,379
Short-term investments, principally at estimated fair value	1,670	1,431
Investment in subsidiaries	6,303	5,980
Other invested assets, principally at estimated fair value	3,360	2,970
Total investments	99,567	88,551
Cash and cash equivalents	3,384	2,273
Accrued investment income	573	585
Premiums, reinsurance and other receivables (net of allowance for credit losses of $10 and $0, respectively)	15,172	13,727
Receivable from subsidiaries	10,884	9,505
Deferred policy acquisition costs and value of business acquired	3,934	4,340
Deferred income tax receivable	1,103	1,147
Other assets	361	424
Separate account assets	99,021	94,992
Total assets	$233,999	$215,544
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits	$43,074	$38,306
Policyholder account balances	51,272	43,119
Other policy-related balances	3,658	3,383
Payables for collateral under securities loaned and other transactions	5,101	4,289
Long-term and short-term debt	812	812
Current income tax payable	96	30
Other liabilities	12,865	12,149
Separate account liabilities	99,021	94,992
Total liabilities	215,899	197,080
Stockholder's Equity
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	18,323	19,073
Retained earnings (deficit)	(5,719)	(3,899)
Accumulated other comprehensive income (loss)	5,421	3,215
Total stockholder's equity	18,100	18,464
Total liabilities and stockholder's equity	$233,999	$215,544

See accompanying notes to the condensed financial information.
74

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Condensed Statements of Operations
Revenues
Premiums	$428	$452	$437
Universal life and investment-type product policy fees	2,440	2,559	2,738
Net investment income	3,111	3,086	2,885
Other revenues	398	341	398
Net investment gains (losses)	296	88	(165)
Net derivative gains (losses)	(1,594)	(2,928)	1,335
Total revenues	5,079	3,598	7,628
Expenses
Policyholder benefits and claims	3,087	2,623	2,388
Interest credited to policyholder account balances	912	869	881
Amortization of deferred policy acquisition costs and value of business acquired	626	337	952
Other expenses	2,102	1,920	1,925
Total expenses	6,727	5,749	6,146
Income (loss) before provision for income tax and equity in earnings (losses) of subsidiaries	(1,648)	(2,151)	1,482
Provision for income tax expense (benefit)	(410)	(534)	238
Income (loss) before equity in earnings (losses) of subsidiaries	(1,238)	(1,617)	1,244
Equity in earnings (losses) of subsidiaries	(68)	808	(277)
Net income (loss) attributable to Brighthouse Life Insurance Company	$(1,306)	$(809)	$967
Comprehensive income (loss)	$900	$1,688	$(73)

See accompanying notes to the condensed financial information.
75

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Condensed Statements of Cash Flows
Net cash provided by (used in) operating activities	$815	$2,160	$2,774
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	7,591	12,009	14,909
Equity securities	66	57	19
Mortgage loans	1,869	1,434	840
Limited partnerships and limited liability companies	177	302	254
Purchases of:
Fixed maturity securities	(12,517)	(14,179)	(14,697)
Equity securities	(17)	(22)	(2)
Mortgage loans	(1,993)	(3,337)	(3,896)
Limited partnerships and limited liability companies	(581)	(463)	(358)
Cash received in connection with freestanding derivatives	6,035	1,933	1,795
Cash paid in connection with freestanding derivatives	(4,284)	(2,597)	(2,879)
Receipts on loans to affiliate	100	—	—
Issuances of loans to affiliate	(100)	—	—
Returns of capital and dividends from subsidiaries	16	54	25
Capital contributions to subsidiaries	—	(75)	—
Net change in policy loans	(9)	126	105
Net change in short-term investments	(223)	(1,418)	269
Net change in other invested assets	22	23	44
Net cash provided by (used in) investing activities	(3,848)	(6,153)	(3,572)
Cash flows from financing activities
Policyholder account balances:
Deposits	8,568	6,117	5,064
Withdrawals	(3,029)	(2,503)	(3,124)
Net change in payables for collateral under securities loaned and other transactions	812	(735)	871
Long-term and short-term debt issued	—	412	228
Dividends paid to parent	(1,250)	—	—
Financing element on certain derivative instruments and other derivative related	(957)	(203)	(303)
Other, net	—	(7)	(2)
Net cash provided by (used in) financing activities	4,144	3,081	2,734
Change in cash, cash equivalents and restricted cash	1,111	(912)	1,936
Cash, cash equivalents and restricted cash, beginning of year	2,273	3,185	1,249
Cash, cash equivalents and restricted cash, end of year	$3,384	$2,273	$3,185
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$65	$28	$—
Income tax	$(32)	$—	$(168)
Non-cash transactions:
Transfer of fixed maturity securities from affiliate	$417	$—	$417
Transfer of fixed maturity securities to affiliate	$280	$—	$—
See accompanying notes to the condensed financial information.
76

Brighthouse Life Insurance Company

Schedule II

Notes to the Condensed Financial Information
(Parent Company Only)

1. Basis of Presentation

The condensed financial information of Brighthouse Life Insurance Company (the "Parent Company") should be read in conjunction with the consolidated financial statements of Brighthouse Life Insurance Company and its subsidiaries and the notes thereto (the "Consolidated Financial Statements"). These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

Beginning in 2020, the Parent Company elected to change the presentation of equity in earnings (losses) of subsidiaries, including it as a separate component on net income in the Condensed Statement of Operations. This presentation was applied to all periods presented in the condensed financial information of the Parent Company. Previously, this activity was presented as a component of total revenues.

The preparation of these condensed unconsolidated financial statements in conformity with GAAP requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Investment in Subsidiaries

During the year ended December 31, 2019, Brighthouse Life Insurance Company paid a cash capital contribution of $75 million to BHNY and received a cash dividend of $28 million from BHNY. On December 30, 2019, the Delaware Commissioner approved an extraordinary dividend of $600 million payable from BRCD to Brighthouse Life Insurance Company, which was paid on February 20, 2020. Such dividend was included in receivable from subsidiaries at December 31, 2019.

77

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information
December 31, 2020 and 2019

(In millions)

Segment	DAC and VOBA	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1), (2)	Unearned Revenue (1)
2020
Annuities	$3,715	$10,276	$43,909	$—	$84
Life	531	5,938	2,397	10	80
Run-off	5	23,558	7,639	—	184
Corporate & Other	106	7,608	1	5	—
Total	$4,357	$47,380	$53,946	$15	$348
2019
Annuities	$4,168	$8,921	$34,810	$—	$86
Life	539	5,070	2,437	12	45
Run-off	5	20,191	7,873	—	151
Corporate & Other	97	7,700	1	6	—
Total	$4,809	$41,882	$45,121	$18	$282

(1)  Amounts are included within the future policy benefits and other policy-related balances column.

(2)  Includes premiums received in advance.

78

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information (continued)
December 31, 2020, 2019 and 2018

(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC and VOBA	Other Expenses
2020
Annuities	$2,179	$1,800	$2,438	$627	$1,043
Life	671	402	831	78	150
Run-off	642	1,264	3,421	—	185
Corporate & Other	83	62	60	(9)	466
Total	$3,575	$3,528	$6,750	$696	$1,844
2019
Annuities	$2,291	$1,786	$1,429	$328	$1,125
Life	728	374	646	53	177
Run-off	720	1,273	2,436	—	200
Corporate & Other	90	53	58	14	307
Total	$3,829	$3,486	$4,569	$395	$1,809
2018
Annuities	$2,410	$1,509	$1,603	$901	$1,052
Life	774	371	637	93	214
Run-off	777	1,311	1,923	—	202
Corporate & Other	98	44	64	17	295
Total	$4,059	$3,235	$4,227	$1,011	$1,763

(1)  See Note 2 of the Notes to the Consolidated Financial Statements for the basis of allocation of net investment income.

79

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Consolidated Reinsurance
December 31, 2020, 2019 and 2018

(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2020
Life insurance in-force	$509,456	$156,361	$8,965	$362,060	2.5%
Insurance premium Life insurance (1)	$1,251	$532	$12	$731	1.6%
Accident & health insurance	215	210	—	5	0.0%
Total insurance premium	$1,466	$742	$12	$736	1.6%
2019
Life insurance in-force	$534,106	$167,676	$8,884	$375,314	2.4%
Insurance premium Life insurance (1)	$1,375	$548	$15	$842	1.8%
Accident & health insurance	222	217	—	5	0.0%
Total insurance premium	$1,597	$765	$15	$847	1.8%
2018
Life insurance in-force	$561,218	$180,362	$9,248	$390,104	2.4%
Insurance premium Life insurance (1)	$1,415	$559	$12	$868	1.4%
Accident & health insurance	225	224	—	1	0.0%
Total insurance premium	$1,640	$783	$12	$869	1.4%

(1)  Includes annuities with life contingencies.

For the year ended December 31, 2020, reinsurance ceded and assumed included related party transactions for life insurance in-force of $0 and $1.7 billion, respectively, and life insurance premiums of $0 and $2 million, respectively. For the year ended December 31, 2019, reinsurance ceded and assumed included related party transactions for life insurance in-force of $0 and $1.7 billion, respectively, and life insurance premiums of $0 and $5 million, respectively. For the year ended December 31, 2018, reinsurance ceded and assumed included related party transactions for life insurance in-force of $0 and $1.8 billion, respectively, and life insurance premiums of $201 million and $7 million, respectively.

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